UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21591

AMERICAN CENTURY ASSET ALLOCATION PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	7/31/2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

July 31, 2017

One Choice® Portfolio: Very Conservative

One Choice® Portfolio: Conservative

One Choice® Portfolio: Moderate

One Choice® Portfolio: Aggressive

One Choice® Portfolio: Very Aggressive

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Sentiment Fueled Rally Among Stocks

The reporting period began on a relatively upbeat note for investors, as major central banks maintained accommodative policies in the wake of the surprise June 2016 Brexit vote (the U.K.’s vote to exit the European Union). Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered risk-on sentiment and equity market returns. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, investment-grade bonds generally struggled. After halting its interest rate-tightening campaign for a year, the Federal Reserve (the Fed) raised short-term interest rates in December 2016. Two more rate hikes followed, lifting the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its massive portfolio of U.S. Treasury and mortgage-backed securities. Against this backdrop, Treasury yields increased, and Treasury returns declined. Corporate bonds—particularly high-yield corporate bonds—were bright spots, generating positive performance against a backdrop of positive corporate earnings, investor demand for yield, and a rallying stock market.

Late in the reporting period, investors began tempering their expectations for President Trump’s policy agenda amid political gridlock on health care and tax reform. Further delays to the president’s pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may soften future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to favor a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice Portfolio: Very Conservative
Investor Class	AONIX	3.10%	4.01%	4.34%	—	9/30/04
R Class	AORHX	2.67%	—	—	2.48%	3/20/15
One Choice Portfolio: Conservative
Investor Class	AOCIX	6.54%	6.29%	5.20%	—	9/30/04
R Class	AORSX	5.93%	—	—	3.15%	3/20/15
One Choice Portfolio: Moderate
Investor Class	AOMIX	10.09%	8.38%	5.62%	—	9/30/04
R Class	AORMX	9.54%	—	—	4.03%	3/20/15
One Choice Portfolio: Aggressive
Investor Class	AOGIX	12.88%	10.12%	5.89%	—	9/30/04
R Class	AORYX	12.33%	—	—	4.74%	3/20/15
One Choice Portfolio: Very Aggressive
Investor Class	AOVIX	15.85%	11.85%	5.81%	—	9/30/04
R Class	AORVX	15.21%	—	—	5.39%	3/20/15
Russell 3000 Index	—	16.14%	14.78%	7.82%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	-0.51%	2.02%	4.43%	—	—

Average annual returns since inception are presented when ten years of performance history is not available.

The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and provides a broad measure of equity performance. The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market and provides a broad measure of bond market performance. Performance for these indices is provided for reference only. Neither index is intended to represent the composition of the portfolio, which invests in a mix of equity and fixed-income securities. (See the Schedule of Investments for each portfolio’s asset allocations as of the date of this report.)

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

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Growth of $10,000 Over 10 Years of One Choice Portfolio: Very Conservative
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $15,293

Russell 3000 Index — $21,250

Bloomberg Barclays U.S. Aggregate Bond Index — $15,435

Growth of $10,000 Over 10 Years of One Choice Portfolio: Conservative
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $16,616

Russell 3000 Index — $21,250

Bloomberg Barclays U.S. Aggregate Bond Index — $15,435

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

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Growth of $10,000 Over 10 Years of One Choice Portfolio: Moderate
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,291

Russell 3000 Index — $21,250

Bloomberg Barclays U.S. Aggregate Bond Index — $15,435

Growth of $10,000 Over 10 Years of One Choice Portfolio: Aggressive
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,736

Russell 3000 Index — $21,250

Bloomberg Barclays U.S. Aggregate Bond Index — $15,435

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

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Growth of $10,000 Over 10 Years of One Choice Portfolio: Very Aggressive
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,600

Russell 3000 Index — $21,250

Bloomberg Barclays U.S. Aggregate Bond Index — $15,435

Total Annual Fund Operating Expenses
	Investor Class	R Class
One Choice Portfolio: Very Conservative	0.70%	1.20%
One Choice Portfolio: Conservative	0.81%	1.31%
One Choice Portfolio: Moderate	0.91%	1.41%
One Choice Portfolio: Aggressive	1.01%	1.51%
One Choice Portfolio: Very Aggressive	1.07%	1.57%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

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Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

Scott Wittman left the management team on June 30, 2017.

Performance Summary

For the fiscal year ended July 31, 2017, returns of the One Choice® Target Risk Portfolios ranged from 3.10%* for One Choice Portfolio: Very Conservative to 15.85% for One Choice Portfolio: Very Aggressive (see pages 3-6 for more detailed performance information). Returns for the 12-month period reflected strong across-the-board returns for the Portfolios’ U.S. and non-U.S. equity components and modest and mixed returns among almost all the Portfolios’ fixed-income investments.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

During the reporting period, U.S. and other developed-market economic data initially improved. That, along with Donald Trump’s surprise U.S. presidential election victory in November and associated expectations of a pro-growth policy agenda, sent stocks higher in the late fall and through the winter. In addition, a November announcement from OPEC of production cuts caused oil prices to rally, helping support a recovery in global commodities markets.

After holding interest rates steady since December 2015, the U.S. Federal Reserve (the Fed) increased rates three times during the period, by 25 basis points (one quarter percentage point) each: in December 2016 and again in March and June 2017. Long-term bond yields also rose, as the rate on the 10-year Treasury note began the period close to the all-time low reached in the wake of the June 2016 Brexit vote. Yields spiked following the presidential election to a high of 2.55% in December, but generally declined from there as inflation remained muted and proposed fiscal stimulus failed to materialize. Overall, the yield on the 10-year U.S. Treasury note rose 79 basis points, from 1.51% to 2.30% during the 12-month period.

Economic growth accelerated in the eurozone in the first quarter of 2017, surpassing the pace of U.S. economic expansion, while the European Central Bank and the Bank of Japan continued to pursue stimulative monetary policy initiatives in contrast to the Fed. Market sentiment softened somewhat late in the reporting period, as economic data were more mixed, commodity prices fell, and President Trump’s agenda faced numerous setbacks, dampening growth expectations. However, U.S. stocks continued to climb, setting new records, largely driven by stronger corporate profits and healthier balance sheets, but also reaching historically high valuations.

With that backdrop, non-U.S. equity indices posted the strongest results for the past 12 months, led by the nearly 25% gain of emerging markets stocks. In the U.S., growth dominated value among large- and mid-cap stocks while small-cap value outperformed small-cap growth. Global REITs lagged broad equities primarily due to rising interest rates in leading developed markets. Within fixed-income investments, high-yield bonds outperformed investment-grade bonds. Higher-quality securities struggled in the face of rising interest rates spurred by global economic recovery and signs of a pickup in global inflation, confirmed by the Fed’s triple rate hike during the period. U.S. dollar strength after the November election pushed unhedged non-U.S. bonds to further declines.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

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For the year, the S&P 500 Index’s gain of 16.04% trailed the 24.84% gain of the MSCI Emerging Markets Index and MSCI EAFE Index’s 17.77% return. Among bonds, lower-quality issues outperformed higher-grade bonds, as the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.51%, the Bloomberg Barclays Global Aggregate Bond Index returned -1.28%, and the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index gained 10.94%.

Portfolio Performance

Each One Choice Target Risk Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See page 10 for the specific underlying fund allocations for each Portfolio.)

All One Choice Portfolios gained for the 12 months, but lagged their blended benchmark because of security selection. In terms of total return, the non-U.S. value and emerging markets allocations were the top performers. Across all Portfolios, equity holdings contributed the bulk of returns. For Conservative, Moderate, Aggressive, and Very Aggressive portfolios, the top contributors were Growth Fund, Equity Growth Fund, International Growth Fund, and NT International Value Fund. In Aggressive and Very Aggressive, Emerging Markets Fund was also a leading contributor to portfolio returns. In Very Conservative, Large Company Value Fund and Mid Cap Value Fund also contributed significantly. Among fixed-income holdings, High-Yield Fund was the largest contributor to gains in the portfolios that held it (all except Very Aggressive).

Manager results were positive relative to the benchmark in several underlying funds, including top relative performer Emerging Markets Fund, which contributed to results in Moderate, Aggressive, and Very Aggressive. Within these three Portfolios, the International Value Fund and International Growth Fund also contributed to relative results. In the Conservative and Very Conservative Portfolios, manager selection added to returns in Global Bond Fund, Diversified Bond Fund, and Mid Cap Value Fund.

Portfolio Strategy

Tactical changes in allocation were neutral overall, but certain moves added value during the year. For example, an overweight to equities in the first half of the period in all except the Very Aggressive Portfolio was beneficial. This overweight was removed in December and the funds were rebalanced back to neutral allocations across stocks, bonds, and cash. Later, an overweight to non-U.S. developed stocks and an underweight to U.S. equity was helpful in the Moderate, Aggressive, and Very Aggressive Portfolios. Late in the period, this overweight position was transferred to U.S. growth stocks, and an underweight was applied to U.S. value stocks.

In May 2017, High-Yield Fund was replaced with NT High Income, a strategy subadvised by Nomura Credit Research and Asset Management and managed by American Century Investments.

Overall, manager selection detracted from performance. Heritage Fund (mid-cap growth) significantly detracted across all Portfolios as did Small Company Fund and NT Global Real Estate Fund. And despite its strong absolute returns, High-Yield Fund was a leading detractor from relative performance. Tactical allocation, particularly an underweight to the robust Emerging Markets Fund, hurt results in the Moderate, Aggressive, and Very Aggressive Portfolios in the second half of the fiscal year. An underweight position in real estate equities also hurt results across the Portfolios.

A Look Ahead

We expect a continuation of the Fed’s slow and steady shift, perhaps at an even more gradual pace, towards a normalization of U.S. monetary policy, and ongoing global divergence in central bank policy in the near term. However, signs of slowing U.S. economic growth combined with an

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acceleration in European expansion and economic stabilization in China and Japan indicate that we could begin to see a reversal, or global convergence, of economic growth rates and monetary policy within the coming year.

The decline of the U.S. dollar and a differential in U.S. and global equity market valuations, with U.S. stocks at historically high levels, are likely to factor into equity market returns along with uncertainty over the direction, extent and success of Trump administration economic and political policy initiatives, including tax reform, overall fiscal policies, business deregulation, immigration, and infrastructure rebuilding. Meanwhile, the likelihood of the beginnings of global central bank policy convergence in the not-too-distant future could begin to affect fixed-income markets.

Ongoing bold and provocative statements between the U.S. and North Korea weigh on the minds of global investors to some degree. However, we don’t believe geopolitical tensions pose a relatively large concern overall as we enter the Portfolios’ next fiscal year.

Given this backdrop, we are neutral to our strategic weightings for stocks, bonds, and cash-equivalent investments. Within equities, we reinstated an overweight to U.S. growth stocks, after several months of neutral positioning.  We remain neutral in terms of market capitalization and are marginally biased to U.S. equities as compared to emerging markets equities in Moderate, Aggressive and Very Aggressive portfolios.

Our fixed-income positioning reflects our expectation that monetary normalization in the U.S. is likely to continue, but weaker inflation may prompt the Fed to push additional rate hikes to 2018. Within our core bond holding, we remain underweight to plain vanilla U.S. Treasuries in favor of higher-yielding mortgage-backed securities and corporate credit, primarily in the low BBB and BB area, and TIPS.

9

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2017
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Equity
Core Equity Plus Fund	1.0%	2.0%	3.9%	4.4%	4.7%
Equity Growth Fund	4.3%	7.5%	11.5%	10.5%	12.6%
Growth Fund	3.2%	5.5%	7.7%	11.1%	13.2%
Heritage Fund	1.5%	3.2%	4.9%	7.4%	8.9%
Large Company Value Fund	6.6%	6.9%	8.5%	9.3%	11.1%
Mid Cap Value Fund	4.8%	5.6%	5.1%	5.3%	7.4%
NT Disciplined Growth Fund	1.0%	1.5%	2.0%	3.0%	4.1%
Real Estate Fund	2.0%	—	—	—	—
Small Company Fund	0.7%	1.2%	1.7%	1.9%	6.1%
Emerging Markets Fund	—	—	3.4%	6.1%	7.1%
International Growth Fund	—	5.7%	7.0%	9.0%	10.3%
NT Global Real Estate Fund	—	2.0%	2.0%	3.0%	3.1%
NT International Small-Mid Cap Fund	—	1.1%	1.6%	2.1%	3.0%
NT International Value Fund	—	3.7%	5.6%	6.5%	8.4%
Total Equity	25.1%	45.9%	64.9%	79.6%	100.0%
Fixed Income
Diversified Bond Fund	21.0%	21.2%	14.8%	7.8%	—
Inflation-Adjusted Bond Fund	9.9%	6.8%	5.8%	2.9%	—
NT High Income Fund	2.0%	2.0%	2.9%	4.9%	—
Short Duration Fund	7.0%	—	—	—	—
Short Duration Inflation Protection Bond Fund	12.8%	4.8%	0.9%	0.9%	—
Global Bond Fund	8.0%	6.8%	4.8%	2.9%	—
International Bond Fund	8.2%	6.7%	2.1%	—	—
Total Fixed Income	68.9%	48.3%	31.3%	19.4%	—
U.S. Government Money Market Fund	6.0%	5.8%	3.8%	1.0%	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—

(1)	Underlying fund investments represent Investor Class.

(2)	Category is less than 0.05% of total net assets.

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Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/17 - 7/31/17	Effective Annualized Expense Ratio(2)
One Choice Portfolio: Very Conservative
Actual
Investor Class	$1,000	$1,031.20	$0.00	0.00%(3)	$3.53	0.70%
R Class	$1,000	$1,029.60	$2.52	0.50%	$6.04	1.20%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$3.51	0.70%
R Class	$1,000	$1,022.32	$2.51	0.50%	$6.01	1.20%
One Choice Portfolio: Conservative
Actual
Investor Class	$1,000	$1,055.60	$0.00	0.00%(3)	$4.13	0.81%
R Class	$1,000	$1,052.30	$2.54	0.50%	$6.67	1.31%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$4.06	0.81%
R Class	$1,000	$1,022.32	$2.51	0.50%	$6.56	1.31%
One Choice Portfolio: Moderate
Actual
Investor Class	$1,000	$1,072.90	$0.00	0.00%(3)	$4.63	0.90%
R Class	$1,000	$1,071.00	$2.57	0.50%	$7.19	1.40%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$4.51	0.90%
R Class	$1,000	$1,022.32	$2.51	0.50%	$7.00	1.40%
One Choice Portfolio: Aggressive
Actual
Investor Class	$1,000	$1,089.80	$0.00	0.00%(3)	$5.08	0.98%
R Class	$1,000	$1,087.00	$2.59	0.50%	$7.66	1.48%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$4.91	0.98%
R Class	$1,000	$1,022.32	$2.51	0.50%	$7.40	1.48%
One Choice Portfolio: Very Aggressive
Actual
Investor Class	$1,000	$1,103.90	$0.00	0.00%(3)	$5.48	1.05%
R Class	$1,000	$1,101.30	$2.61	0.50%	$8.08	1.55%
Hypothetical
Investor Class	$1,000	$1,024.80	$0.00	0.00%(3)	$5.26	1.05%
R Class	$1,000	$1,022.32	$2.51	0.50%	$7.75	1.55%

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(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements.

(3)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

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Schedules of Investments

JULY 31, 2017

One Choice Portfolio: Very Conservative
	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 52.7%
Diversified Bond Fund Investor Class	8,573,323	$92,763,352
Inflation-Adjusted Bond Fund Investor Class	3,789,631	43,808,132
NT High Income Fund Investor Class	884,327	8,887,483
Short Duration Fund Investor Class	3,005,250	30,863,917
Short Duration Inflation Protection Bond Fund Investor Class	5,581,395	57,097,670
		233,420,554
Domestic Equity Funds — 25.1%
Core Equity Plus Fund Investor Class	308,378	4,489,987
Equity Growth Fund Investor Class	590,022	19,116,724
Growth Fund Investor Class	432,425	14,161,921
Heritage Fund Investor Class	286,589	6,514,168
Large Company Value Fund Investor Class	2,861,965	29,106,188
Mid Cap Value Fund Investor Class	1,175,602	21,090,308
NT Disciplined Growth Fund Investor Class	386,333	4,535,546
Real Estate Fund Investor Class	311,523	8,978,082
Small Company Fund Investor Class	210,783	3,191,248
		111,184,172
International Fixed Income Funds — 16.2%
Global Bond Fund Investor Class	3,431,365	35,205,805
International Bond Fund Investor Class(2)	2,760,514	36,273,158
		71,478,963
Money Market Funds — 6.0%
U.S. Government Money Market Fund Investor Class	26,404,239	26,404,239
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $397,503,119)		442,487,928
OTHER ASSETS AND LIABILITIES†		21
TOTAL NET ASSETS — 100.0%		$442,487,949

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

14

JULY 31, 2017

One Choice Portfolio: Conservative
	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 34.8%
Diversified Bond Fund Investor Class	23,973,351	$259,391,657
Inflation-Adjusted Bond Fund Investor Class	7,187,548	83,088,052
NT High Income Fund Investor Class	2,379,497	23,913,949
Short Duration Inflation Protection Bond Fund Investor Class	5,766,817	58,994,540
		425,388,198
Domestic Equity Funds — 33.4%
Core Equity Plus Fund Investor Class	1,666,387	24,262,593
Equity Growth Fund Investor Class	2,833,932	91,819,397
Growth Fund Investor Class	2,048,121	67,075,957
Heritage Fund Investor Class	1,736,249	39,464,943
Large Company Value Fund Investor Class	8,251,714	83,919,936
Mid Cap Value Fund Investor Class	3,856,420	69,184,176
NT Disciplined Growth Fund Investor Class	1,592,302	18,693,626
Small Company Fund Investor Class	975,907	14,775,232
		409,195,860
International Fixed Income Funds — 13.5%
Global Bond Fund Investor Class	8,130,184	83,415,683
International Bond Fund Investor Class(2)	6,185,107	81,272,313
		164,687,996
International Equity Funds — 12.5%
International Growth Fund Investor Class	5,377,593	69,854,934
NT Global Real Estate Fund Investor Class	2,552,255	24,654,779
NT International Small-Mid Cap Fund Investor Class(2)	1,087,860	13,076,073
NT International Value Fund Investor Class	4,384,046	45,067,989
		152,653,775
Money Market Funds — 5.8%
U.S. Government Money Market Fund Investor Class	71,195,947	71,195,947
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,062,818,228)		1,223,121,776
OTHER ASSETS AND LIABILITIES†		83
TOTAL NET ASSETS — 100.0%		$1,223,121,859

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

15

JULY 31, 2017

One Choice Portfolio: Moderate
	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 45.3%
Core Equity Plus Fund Investor Class	4,987,978	$72,624,965
Equity Growth Fund Investor Class	6,521,298	211,290,053
Growth Fund Investor Class	4,317,592	141,401,122
Heritage Fund Investor Class	4,012,235	91,198,091
Large Company Value Fund Investor Class	15,462,143	157,249,996
Mid Cap Value Fund Investor Class	5,209,244	93,453,836
NT Disciplined Growth Fund Investor Class	3,172,464	37,244,726
Small Company Fund Investor Class	2,072,050	31,370,838
		835,833,627
Domestic Fixed Income Funds — 24.4%
Diversified Bond Fund Investor Class	25,120,656	271,805,503
Inflation-Adjusted Bond Fund Investor Class	9,178,063	106,098,414
NT High Income Fund Investor Class	5,371,150	53,980,059
Short Duration Inflation Protection Bond Fund Investor Class	1,703,467	17,426,466
		449,310,442
International Equity Funds — 19.6%
Emerging Markets Fund Investor Class	5,598,425	62,142,520
International Growth Fund Investor Class	9,996,078	129,849,049
NT Global Real Estate Fund Investor Class	3,864,325	37,329,381
NT International Small-Mid Cap Fund Investor Class(2)	2,461,081	29,582,193
NT International Value Fund Investor Class	9,999,791	102,797,855
		361,700,998
International Fixed Income Funds — 6.9%
Global Bond Fund Investor Class	8,655,861	88,809,135
International Bond Fund Investor Class(2)	2,882,642	37,877,918
		126,687,053
Money Market Funds — 3.8%
U.S. Government Money Market Fund Investor Class	69,970,269	69,970,269
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,500,663,118)		1,843,502,389
OTHER ASSETS AND LIABILITIES†		(5,721)
TOTAL NET ASSETS — 100.0%		$1,843,496,668

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

16

JULY 31, 2017

One Choice Portfolio: Aggressive
	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 52.9%
Core Equity Plus Fund Investor Class	3,735,096	$54,382,997
Equity Growth Fund Investor Class	3,947,644	127,903,658
Growth Fund Investor Class	4,152,265	135,986,683
Heritage Fund Investor Class	3,968,894	90,212,972
Large Company Value Fund Investor Class	11,241,966	114,330,798
Mid Cap Value Fund Investor Class	3,644,012	65,373,580
NT Disciplined Growth Fund Investor Class	3,173,715	37,259,413
Small Company Fund Investor Class	1,515,624	22,946,545
		648,396,646
International Equity Funds — 26.7%
Emerging Markets Fund Investor Class	6,733,430	74,741,071
International Growth Fund Investor Class	8,464,107	109,948,749
NT Global Real Estate Fund Investor Class	3,769,696	36,415,262
NT International Small-Mid Cap Fund Investor Class(2)	2,183,756	26,248,742
NT International Value Fund Investor Class	7,757,140	79,743,396
		327,097,220
Domestic Fixed Income Funds — 16.5%
Diversified Bond Fund Investor Class	8,852,537	95,784,454
Inflation-Adjusted Bond Fund Investor Class	3,022,926	34,945,024
NT High Income Fund Investor Class	5,976,337	60,062,187
Short Duration Inflation Protection Bond Fund Investor Class	1,136,176	11,623,083
		202,414,748
International Fixed Income Funds — 2.9%
Global Bond Fund Investor Class	3,449,024	35,386,985
Money Market Funds — 1.0%
U.S. Government Money Market Fund Investor Class	11,606,699	11,606,699
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $957,225,476)		1,224,902,298
OTHER ASSETS AND LIABILITIES†		66
TOTAL NET ASSETS — 100.0%		$1,224,902,364

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

17

JULY 31, 2017

One Choice Portfolio: Very Aggressive
	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 68.1%
Core Equity Plus Fund Investor Class	934,246	$13,602,615
Equity Growth Fund Investor Class	1,119,202	36,262,159
Growth Fund Investor Class	1,161,176	38,028,506
Heritage Fund Investor Class	1,132,434	25,740,232
Large Company Value Fund Investor Class	3,167,219	32,210,620
Mid Cap Value Fund Investor Class	1,192,214	21,388,323
NT Disciplined Growth Fund Investor Class	1,007,010	11,822,297
Small Company Fund Investor Class	1,172,020	17,744,388
		196,799,140
International Equity Funds — 31.9%
Emerging Markets Fund Investor Class	1,841,365	20,439,150
International Growth Fund Investor Class	2,301,922	29,901,973
NT Global Real Estate Fund Investor Class	917,356	8,861,658
NT International Small-Mid Cap Fund Investor Class(2)	732,251	8,801,654
NT International Value Fund Investor Class	2,359,073	24,251,272
		92,255,707
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $201,826,233)		289,054,847
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$289,054,847

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

18

Statements of Assets and Liabilities

JULY 31, 2017
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Assets
Investment securities in affiliates, at value (cost of $397,503,119, $1,062,818,228 and $1,500,663,118, respectively)	$442,487,928	$1,223,121,776	$1,843,502,389
Cash	52	48,472	—
Receivable for investments sold	23,285	—	—
Receivable for capital shares sold	175,109	1,686,038	1,025,693
Distributions receivable from affiliates	237,712	529,853	662,170
	442,924,086	1,225,386,139	1,845,190,252

Liabilities
Disbursements in excess of demand deposit cash	—	—	52,038
Payable for investments purchased	237,692	1,172,706	1,150,346
Payable for capital shares redeemed	198,391	1,091,454	490,509
Distribution and service fees payable	54	120	691
	436,137	2,264,280	1,693,584

Net Assets	$442,487,949	$1,223,121,859	$1,843,496,668

Net Assets Consist of:
Capital (par value and paid-in surplus)	$400,966,110	$1,066,700,762	$1,521,089,001
Undistributed net investment income	95,113	396,557	414,601
Accumulated net realized loss	(3,558,083)	(4,279,008)	(20,846,205)
Net unrealized appreciation	44,984,809	160,303,548	342,839,271
	$442,487,949	$1,223,121,859	$1,843,496,668

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice Portfolio: Very Conservative
Investor Class, $0.01 Par Value	$442,359,412	36,635,197	$12.07
R Class, $0.01 Par Value	$128,537	10,640	$12.08
One Choice Portfolio: Conservative
Investor Class, $0.01 Par Value	$1,222,831,658	89,801,173	$13.62
R Class, $0.01 Par Value	$290,201	21,317	$13.61
One Choice Portfolio: Moderate
Investor Class, $0.01 Par Value	$1,841,820,024	119,492,479	$15.41
R Class, $0.01 Par Value	$1,676,644	108,814	$15.41

See Notes to Financial Statements.

19

JULY 31, 2017
	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Assets
Investment securities in affiliates, at value (cost of $957,225,476 and $201,826,233, respectively)	$1,224,902,298	$289,054,847
Cash	572	247
Receivable for capital shares sold	834,127	154,480
Distributions receivable from affiliates	383,490	—
	1,226,120,487	289,209,574

Liabilities
Payable for investments purchased	588,330	72,518
Payable for capital shares redeemed	629,201	81,954
Distribution and service fees payable	592	255
	1,218,123	154,727

Net Assets	$1,224,902,364	$289,054,847

Net Assets Consist of:
Capital (par value and paid-in surplus)	$962,893,629	$209,565,244
Undistributed net investment income	5,082,413	590,779
Accumulated net realized loss	(10,750,500)	(8,329,790)
Net unrealized appreciation	267,676,822	87,228,614
	$1,224,902,364	$289,054,847

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice Portfolio: Aggressive
Investor Class, $0.01 Par Value	$1,223,444,904	74,649,058	$16.39
R Class, $0.01 Par Value	$1,457,460	89,112	$16.36
One Choice Portfolio: Very Aggressive
Investor Class, $0.01 Par Value	$288,436,166	16,454,064	$17.53
R Class, $0.01 Par Value	$618,681	35,347	$17.50

See Notes to Financial Statements.

20

Statements of Operations

YEAR ENDED JULY 31, 2017
	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$6,357,823	$17,039,308	$24,758,477

Expenses:
Distribution and service fees - R Class	467	963	5,494
Directors' fees and expenses	13,057	35,197	52,602
Other expenses	53	44	84
	13,577	36,204	58,180

Net investment income (loss)	6,344,246	17,003,104	24,700,297

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	2,461,154	6,056,409	5,935,080
Capital gain distributions received from underlying funds	2,988,319	8,943,895	16,906,583
	5,449,473	15,000,304	22,841,663

Change in net unrealized appreciation (depreciation) on investments in underlying funds	1,787,397	41,942,461	120,138,776

Net realized and unrealized gain (loss) on affiliates	7,236,870	56,942,765	142,980,439

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,581,116	$73,945,869	$167,680,736

See Notes to Financial Statements.

21

YEAR ENDED JULY 31, 2017
	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$15,754,828	$2,722,107

Expenses:
Distribution and service fees - R Class	4,529	1,826
Directors' fees and expenses	34,730	8,061
Other expenses	41	—
	39,300	9,887

Net investment income (loss)	15,715,528	2,712,220

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	4,248,524	1,925,572
Capital gain distributions received from underlying funds	14,735,901	4,072,306
	18,984,425	5,997,878

Change in net unrealized appreciation (depreciation) on investments in underlying funds	105,681,924	30,560,419

Net realized and unrealized gain (loss) on affiliates	124,666,349	36,558,297

Net Increase (Decrease) in Net Assets Resulting from Operations	$140,381,877	$39,270,517

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice Portfolio: Very Conservative		One Choice Portfolio: Conservative
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$6,344,246	$5,695,689	$17,003,104	$16,581,699
Net realized gain (loss)	5,449,473	2,564,889	15,000,304	14,709,145
Change in net unrealized appreciation (depreciation)	1,787,397	10,004,700	41,942,461	3,208,993
Net increase (decrease) in net assets resulting from operations	13,581,116	18,265,278	73,945,869	34,499,837

Distributions to Shareholders
From net investment income:
Investor Class	(6,138,667)	(5,515,555)	(16,980,543)	(16,534,853)
R Class	(911)	(320)	(1,841)	(493)
From net realized gains:
Investor Class	(3,222,824)	(7,559,761)	(15,668,076)	(50,283,970)
R Class	(603)	(525)	(2,264)	(1,800)
Decrease in net assets from distributions	(9,363,005)	(13,076,161)	(32,652,724)	(66,821,116)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	27,275,428	23,891,661	80,682,270	107,351,249

Net increase (decrease) in net assets	31,493,539	29,080,778	121,975,415	75,029,970

Net Assets
Beginning of period	410,994,410	381,913,632	1,101,146,444	1,026,116,474
End of period	$442,487,949	$410,994,410	$1,223,121,859	$1,101,146,444

Undistributed net investment income	$95,113	—	$396,557	$375,837

See Notes to Financial Statements.

23

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice Portfolio: Moderate		One Choice Portfolio: Aggressive
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$24,700,297	$27,478,557	$15,715,528	$18,538,932
Net realized gain (loss)	22,841,663	35,360,237	18,984,425	28,523,840
Change in net unrealized appreciation (depreciation)	120,138,776	(35,269,072)	105,681,924	(40,041,538)
Net increase (decrease) in net assets resulting from operations	167,680,736	27,569,722	140,381,877	7,021,234

Distributions to Shareholders
From net investment income:
Investor Class	(24,658,455)	(27,584,477)	(15,568,045)	(17,846,907)
R Class	(10,593)	(4,999)	(7,045)	(1,777)
From net realized gains:
Investor Class	(37,459,836)	(93,272,474)	(30,372,809)	(100,199,123)
R Class	(21,587)	(23,007)	(21,273)	(14,306)
Decrease in net assets from distributions	(62,150,471)	(120,884,957)	(45,969,172)	(118,062,113)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	74,371,255	125,097,011	39,365,113	103,083,599

Net increase (decrease) in net assets	179,901,520	31,781,776	133,777,818	(7,957,280)

Net Assets
Beginning of period	1,663,595,148	1,631,813,372	1,091,124,546	1,099,081,826
End of period	$1,843,496,668	$1,663,595,148	$1,224,902,364	$1,091,124,546

Undistributed net investment income	$414,601	$383,352	$5,082,413	$4,941,975

See Notes to Financial Statements.

24

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice Portfolio: Very Aggressive
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$2,712,220	$3,617,588
Net realized gain (loss)	5,997,878	8,720,320
Change in net unrealized appreciation (depreciation)	30,560,419	(13,887,555)
Net increase (decrease) in net assets resulting from operations	39,270,517	(1,549,647)

Distributions to Shareholders
From net investment income:
Investor Class	(2,270,814)	(5,342,719)
R Class	(1,213)	(1,044)
From net realized gains:
Investor Class	(8,861,176)	(29,811,799)
R Class	(10,642)	(7,647)
Decrease in net assets from distributions	(11,143,845)	(35,163,209)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	6,138,564	22,700,357

Net increase (decrease) in net assets	34,265,236	(14,012,499)

Net Assets
Beginning of period	254,789,611	268,802,110
End of period	$289,054,847	$254,789,611

Undistributed net investment income	$590,779	$386,566

See Notes to Financial Statements.

25

Notes to Financial Statements

JULY 31, 2017

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative, One Choice Portfolio: Moderate, One Choice Portfolio: Aggressive and One Choice Portfolio: Very Aggressive (collectively, the funds) are five funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. Each fund's investment objective is to seek the highest total return consistent with its asset mix. The funds offer the Investor Class and R Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

26

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice Portfolio: Very Conservative, One Choice Portfolio: Conservative and One Choice Portfolio: Moderate. Distributions from net investment income, if any, are generally declared and paid annually for One Choice Portfolio: Aggressive and One Choice Portfolio: Very Aggressive. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — The corporation's investment advisor, ACIM, does not receive an administrative fee for services provided to the funds.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for the R Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fee is computed and accrued daily based on the R Class's daily net assets and paid monthly in arrears. The fee is used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended July 31, 2017 are detailed in the Statements of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Investment transactions for the period ended July 31, 2017 were as follows:

	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Purchases	$82,344,268	$208,468,966	$304,066,513	$228,929,981	$32,006,828
Sales	$55,099,428	$134,492,889	$250,233,463	$205,082,698	$30,227,583

27

5. Capital Share Transactions

The corporation is authorized to issue 6,000,000,000 shares. Transactions in shares of the funds were as follows:

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice Portfolio: Very Conservative
Investor Class
Sold	10,041,849	$119,364,602	10,249,061	$118,571,218
Issued in reinvestment of distributions	783,958	9,230,233	1,129,995	12,851,096
Redeemed	(8,533,226)	(101,388,999)	(9,347,756)	(107,561,322)
	2,292,581	27,205,836	2,031,300	23,860,992
R Class
Sold	7,519	89,327	2,610	29,824
Issued in reinvestment of distributions	128	1,502	74	845
Redeemed	(1,782)	(21,237)	—	—
	5,865	69,592	2,684	30,669
Net increase (decrease)	2,298,446	$27,275,428	2,033,984	$23,891,661

One Choice Portfolio: Conservative
Investor Class
Sold	18,486,260	$243,184,937	18,584,533	$238,494,386
Issued in reinvestment of distributions	2,477,833	32,027,338	5,219,630	65,491,896
Redeemed	(14,806,411)	(194,722,297)	(15,301,229)	(196,696,410)
	6,157,682	80,489,978	8,502,934	107,289,872
R Class
Sold	20,363	268,137	5,468	69,378
Issued in reinvestment of distributions	318	4,105	183	2,293
Redeemed	(6,051)	(79,950)	(820)	(10,294)
	14,630	192,292	4,831	61,377
Net increase (decrease)	6,172,312	$80,682,270	8,507,765	$107,351,249

One Choice Portfolio: Moderate
Investor Class
Sold	19,091,268	$280,708,020	19,212,959	$270,531,214
Issued in reinvestment of distributions	4,260,138	61,148,224	8,564,068	118,897,453
Redeemed	(18,290,572)	(268,444,282)	(18,753,088)	(264,938,123)
	5,060,834	73,411,962	9,023,939	124,490,544
R Class
Sold	73,172	1,075,703	50,333	734,079
Issued in reinvestment of distributions	2,245	32,180	2,018	28,006
Redeemed	(10,177)	(148,590)	(10,609)	(155,618)
	65,240	959,293	41,742	606,467
Net increase (decrease)	5,126,074	$74,371,255	9,065,681	$125,097,011

28

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice Portfolio: Aggressive
Investor Class
Sold	11,938,833	$182,797,521	11,801,260	$176,467,556
Issued in reinvestment of distributions	3,095,989	45,511,036	8,114,234	117,088,398
Redeemed	(12,386,767)	(189,916,814)	(12,936,984)	(190,831,256)
	2,648,055	38,391,743	6,978,510	102,724,698
R Class
Sold	77,176	1,187,015	26,379	392,465
Issued in reinvestment of distributions	1,924	28,318	1,114	16,083
Redeemed	(15,509)	(241,963)	(3,472)	(49,647)
	63,591	973,370	24,021	358,901
Net increase (decrease)	2,711,646	$39,365,113	7,002,531	$103,083,599

One Choice Portfolio: Very Aggressive
Investor Class
Sold	2,732,711	$44,500,153	2,104,160	$32,760,604
Issued in reinvestment of distributions	708,511	10,967,742	2,287,747	34,728,003
Redeemed	(3,072,390)	(49,784,151)	(2,859,320)	(44,875,097)
	368,832	5,683,744	1,532,587	22,613,510
R Class
Sold	33,560	546,602	6,778	106,316
Issued in reinvestment of distributions	765	11,856	572	8,691
Redeemed	(6,187)	(103,638)	(1,785)	(28,160)
	28,138	454,820	5,565	86,847
Net increase (decrease)	396,970	$6,138,564	1,538,152	$22,700,357

29

6. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended July 31, 2017 follows:

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Very Conservative (Amounts in thousands)
Diversified Bond Fund	$77,600	$19,026	$1,813	$(63)	$2,018	$92,763
High-Yield Fund	9,426	481	9,631	525	374	—
Inflation-Adjusted Bond Fund	40,693	4,852	364	(34)	1,081	43,808
NT High Income Fund	—	8,843	—	—	80	8,888
Short Duration Fund	28,300	2,916	250	(7)	512	30,864
Short Duration Inflation Protection Bond Fund	52,918	4,604	423	(12)	509	57,098
Core Equity Plus Fund	3,946	103	90	2	17	4,490
Equity Growth Fund	16,182	5,399	4,306	194	301	19,117
Growth Fund	16,278	6,005	9,047	506	897	14,162
Heritage Fund	6,649	2,522	2,798	(46)	597	6,514
Large Company Value Fund	32,708	6,281	12,181	521	537	29,106
Mid Cap Value Fund	20,848	2,010	3,229	322	794	21,090
NT Disciplined Growth Fund	3,979	49	167	15	21	4,536
Real Estate Fund	10,293	3,215	2,955	(123)	1,073	8,978
Small Company Fund	3,767	2,173	2,523	894	16	3,191
Global Bond Fund	32,372	3,451	289	(8)	468	35,206
International Bond Fund(3)	32,912	5,408	1,846	(225)	—	36,273
U.S. Government Money Market Fund	22,124	5,006	726	—	51	26,404
	$410,995	$82,344	$52,638	$2,461	$9,346	$442,488

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

30

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Conservative (Amounts in thousands)
Diversified Bond Fund	$212,434	$55,195	$2,706	$(106)	$5,556	$259,392
High-Yield Fund	27,411	1,065	27,675	1,470	1,034	—
Inflation-Adjusted Bond Fund	75,134	10,734	195	(16)	2,026	83,088
NT High Income Fund	—	23,795	—	—	214	23,914
Short Duration Inflation Protection Bond Fund	53,061	6,189	236	—	516	58,995
Core Equity Plus Fund	20,975	446	—	—	93	24,263
Equity Growth Fund	80,571	11,325	10,175	(388)	1,466	91,819
Growth Fund	67,307	19,449	25,139	1,696	3,762	67,076
Heritage Fund	41,081	5,949	8,489	(200)	3,226	39,465
Large Company Value Fund	86,805	13,148	23,015	797	1,473	83,920
Mid Cap Value Fund	71,170	4,767	11,466	1,123	2,695	69,184
NT Disciplined Growth Fund	15,732	195	4	—	86	18,694
Small Company Fund	15,864	3,759	4,740	2,417	65	14,775
Global Bond Fund	74,946	9,442	256	(9)	1,082	83,415
International Bond Fund(3)	70,600	12,543	1,469	(216)	—	81,272
International Growth Fund	56,907	6,706	4,158	(43)	287	69,855
NT Global Real Estate Fund	28,012	4,117	6,001	(415)	1,099	24,655
NT International Small-Mid Cap Fund(3)	10,228	1,206	111	2	—	13,076
NT International Value Fund	34,416	4,076	941	(56)	1,166	45,068
U.S. Government Money Market Fund	58,493	14,363	1,660	—	137	71,196
	$1,101,147	$208,469	$128,436	$6,056	$25,983	$1,223,122

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

31

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Moderate (Amounts in thousands)
Core Equity Plus Fund	$66,840	$1,164	$4,392	$(76)	$278	$72,625
Equity Growth Fund	191,808	16,775	20,972	(901)	3,458	211,290
Growth Fund	137,934	19,372	28,659	2,041	7,020	141,401
Heritage Fund	89,588	11,279	11,717	(205)	7,054	91,198
Large Company Value Fund	161,623	25,485	42,648	1,636	2,699	157,250
Mid Cap Value Fund	97,860	5,635	17,086	948	3,720	93,454
NT Disciplined Growth Fund	33,146	176	1,617	140	176	37,245
Small Company Fund	28,061	8,975	8,026	2,126	118	31,371
Diversified Bond Fund	215,366	63,397	1,716	(59)	5,653	271,806
High-Yield Fund	56,196	2,667	62,157	(1,820)	2,223	—
Inflation-Adjusted Bond Fund	98,647	10,800	—	—	2,588	106,098
NT High Income Fund	—	53,712	—	—	483	53,980
Short Duration Inflation Protection Bond Fund	16,242	1,188	—	—	155	17,426
Emerging Markets Fund	69,361	2,089	22,536	1,648	169	62,143
International Growth Fund	101,021	19,853	9,757	1,067	498	129,849
NT Global Real Estate Fund	40,488	6,465	7,538	(589)	1,620	37,329
NT International Small-Mid Cap Fund(3)	24,394	1,277	—	—	—	29,582
NT International Value Fund	76,142	14,237	4,502	(19)	2,468	102,798
Global Bond Fund	82,240	7,370	—	—	1,152	88,809
International Bond Fund(3)	28,842	9,017	15	(2)	—	37,878
U.S. Government Money Market Fund	47,796	23,134	960	—	133	69,970
	$1,663,595	$304,067	$244,298	$5,935	$41,665	$1,843,502

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

32

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Aggressive (Amounts in thousands)
Core Equity Plus Fund	$50,595	$770	$3,666	$(21)	$208	$54,383
Equity Growth Fund	115,377	15,240	17,126	(625)	2,055	127,904
Growth Fund	132,074	12,918	21,775	1,291	6,647	135,987
Heritage Fund	82,861	9,523	4,236	98	6,525	90,213
Large Company Value Fund	115,418	19,399	29,991	885	1,981	114,331
Mid Cap Value Fund	64,059	3,969	7,787	334	2,558	65,373
NT Disciplined Growth Fund	33,879	175	2,336	83	175	37,259
Small Company Fund	18,345	7,660	5,616	824	80	22,947
Emerging Markets Fund	72,394	9,208	22,605	2,048	205	74,741
International Growth Fund	89,289	14,231	9,702	839	430	109,949
NT Global Real Estate Fund	34,872	7,335	3,962	(267)	1,461	36,415
NT International Small-Mid Cap Fund(3)	21,214	1,582	52	1	—	26,249
NT International Value Fund	61,603	9,574	4,804	(84)	1,940	79,743
Diversified Bond Fund	62,787	35,796	1,351	(43)	1,930	95,784
High-Yield Fund	55,619	4,608	62,883	(1,092)	2,328	—
Inflation-Adjusted Bond Fund	33,504	3,580	1,066	(36)	851	34,945
NT High Income Fund	—	59,764	—	—	538	60,062
Short Duration Inflation Protection Bond Fund	11,101	523	—	—	104	11,623
Global Bond Fund	33,435	3,123	832	14	454	35,387
U.S. Government Money Market Fund	2,699	9,952	1,044	—	21	11,607
	$1,091,125	$228,930	$200,834	$4,249	$30,491	$1,224,902

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

33

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice Portfolio: Very Aggressive (Amounts in thousands)
Core Equity Plus Fund	$12,122	$182	$335	$(22)	$52	$13,603
Equity Growth Fund	31,190	5,765	4,058	444	561	36,262
Growth Fund	33,139	5,955	4,820	163	1,761	38,029
Heritage Fund	23,478	2,672	983	31	1,842	25,740
Large Company Value Fund	29,200	5,498	4,728	659	531	32,211
Mid Cap Value Fund	19,721	1,607	1,567	62	784	21,388
NT Disciplined Growth Fund	10,231	162	328	—	55	11,822
Small Company Fund	16,514	1,034	2,068	65	67	17,744
Emerging Markets Fund	19,022	2,109	4,969	497	59	20,439
International Growth Fund	24,984	2,527	1,872	175	118	29,902
NT Global Real Estate Fund	7,772	2,341	742	(56)	353	8,862
NT International Small-Mid Cap Fund(3)	7,545	280	180	13	—	8,802
NT International Value Fund	19,872	1,875	1,652	(105)	611	24,251
	$254,790	$32,007	$28,302	$1,926	$6,794	$289,055

(1)	Underlying fund investments represent Investor Class.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

7. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets. As of period end, One Choice Portfolio: Moderate and One Choice Portfolio: Aggressive owned 40% and 30%, respectively, of the shares of Core Equity Plus Fund.

8. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

34

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

	2017		2016
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
One Choice Portfolio: Very Conservative	$6,167,792	$3,195,213	$5,592,306	$7,483,855
One Choice Portfolio: Conservative	$16,982,384	$15,670,340	$16,535,346	$50,285,770
One Choice Portfolio: Moderate	$24,669,048	$37,481,423	$27,589,476	$93,295,481
One Choice Portfolio: Aggressive	$15,575,090	$30,394,082	$22,169,992	$95,892,121
One Choice Portfolio: Very Aggressive	$2,272,027	$8,871,818	$5,343,763	$29,819,446

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate
Federal tax cost of investments	$406,635,667	$1,082,353,263	$1,543,774,833
Gross tax appreciation of investments	$37,400,523	$142,298,921	$301,805,034
Gross tax depreciation of investments	(1,548,262)	(1,530,408)	(2,077,478)
Net tax appreciation (depreciation) of investments	$35,852,261	$140,768,513	$299,727,556
Undistributed ordinary income	$901,453	$805,291	$1,539,246
Accumulated long-term gains	$4,768,125	$14,847,293	$21,140,865

	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
Federal tax cost of investments	$985,043,906	$215,168,594
Gross tax appreciation of investments	$239,858,392	$74,010,375
Gross tax depreciation of investments	—	(124,122)
Net tax appreciation (depreciation) of investments	$239,858,392	$73,886,253
Undistributed ordinary income	$5,982,258	$778,434
Accumulated long-term gains	$16,168,085	$4,824,916

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

35

10. Recently Issued Accounting Guidance
In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

36

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Very Conservative
Investor Class
2017	$11.97	0.18	0.18	0.36	(0.17)	(0.09)	(0.26)	$12.07	3.10%	0.00%(4)	1.49%	13%	$442,359
2016	$11.82	0.18	0.38	0.56	(0.17)	(0.24)	(0.41)	$11.97	4.93%	0.00%(4)	1.52%	24%	$410,937
2015	$11.94	0.21	0.03	0.24	(0.20)	(0.16)	(0.36)	$11.82	2.07%	0.00%(4)	1.73%	24%	$381,889
2014	$11.56	0.20	0.48	0.68	(0.20)	(0.10)	(0.30)	$11.94	5.99%	0.00%(4)	1.74%	12%	$355,165
2013	$11.38	0.20	0.26	0.46	(0.20)	(0.08)	(0.28)	$11.56	4.04%	0.00%(4)	1.75%	28%	$351,627
R Class
2017	$11.97	0.12	0.19	0.31	(0.11)	(0.09)	(0.20)	$12.08	2.67%	0.50%	0.99%	13%	$129
2016	$11.82	0.11	0.39	0.50	(0.11)	(0.24)	(0.35)	$11.97	4.39%	0.50%	1.02%	24%	$57
2015(5)	$11.97	0.02	(0.15)	(0.13)	(0.02)	—	(0.02)	$11.82	(1.13)%	0.50%(6)	0.40%(6)	24%(7)	$25
One Choice Portfolio: Conservative
Investor Class
2017	$13.16	0.19	0.65	0.84	(0.20)	(0.18)	(0.38)	$13.62	6.54%	0.00%(4)	1.48%	12%	$1,222,832
2016	$13.66	0.21	0.17	0.38	(0.21)	(0.67)	(0.88)	$13.16	3.13%	0.00%(4)	1.63%	19%	$1,101,058
2015	$13.48	0.24	0.31	0.55	(0.25)	(0.12)	(0.37)	$13.66	4.09%	0.00%(4)	1.77%	22%	$1,026,091
2014	$12.66	0.24	0.82	1.06	(0.24)	—	(0.24)	$13.48	8.43%	0.00%(4)	1.85%	2%	$927,955
2013	$11.79	0.23	0.87	1.10	(0.23)	—	(0.23)	$12.66	9.42%	0.00%(4)	1.86%	3%	$746,126

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$13.16	0.13	0.63	0.76	(0.13)	(0.18)	(0.31)	$13.61	5.93%	0.50%	0.98%	12%	$290
2016	$13.65	0.13	0.20	0.33	(0.15)	(0.67)	(0.82)	$13.16	2.68%	0.50%	1.13%	19%	$88
2015(5)	$13.81	0.01	(0.16)	(0.15)	(0.01)	—	(0.01)	$13.65	(1.06)%	0.50%(6)	0.28%(6)	22%(7)	$25
One Choice Portfolio: Moderate
Investor Class
2017	$14.53	0.21	1.21	1.42	(0.21)	(0.33)	(0.54)	$15.41	10.09%	0.00%(4)	1.44%	15%	$1,841,820
2016	$15.48	0.25	(0.06)	0.19	(0.26)	(0.88)	(1.14)	$14.53	1.62%	0.00%(4)	1.75%	11%	$1,662,962
2015	$14.96	0.29	0.55	0.84	(0.30)	(0.02)	(0.32)	$15.48	5.66%	0.00%(4)	1.91%	20%	$1,631,785
2014	$13.79	0.27	1.17	1.44	(0.27)	—	(0.27)	$14.96	10.51%	0.00%(4)	1.88%	3%	$1,442,589
2013	$12.27	0.24	1.52	1.76	(0.24)	—	(0.24)	$13.79	14.48%	0.00%(4)	1.81%	3%	$1,133,569
R Class
2017	$14.53	0.13	1.22	1.35	(0.14)	(0.33)	(0.47)	$15.41	9.54%	0.50%	0.94%	15%	$1,677
2016	$15.47	0.19	(0.07)	0.12	(0.18)	(0.88)	(1.06)	$14.53	1.17%	0.50%	1.25%	11%	$633
2015(5)	$15.63	0.02	(0.16)	(0.14)	(0.02)	—	(0.02)	$15.47	(0.92)%	0.50%(6)	0.28%(6)	20%(7)	$28

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice Portfolio: Aggressive
Investor Class
2017	$15.15	0.21	1.67	1.88	(0.22)	(0.42)	(0.64)	$16.39	12.88%	0.00%(4)	1.39%	18%	$1,223,445
2016	$16.90	0.26	(0.23)	0.03	(0.27)	(1.51)	(1.78)	$15.15	0.69%	0.00%(4)	1.76%	12%	$1,090,739
2015	$16.30	0.31	0.89	1.20	(0.37)	(0.23)	(0.60)	$16.90	7.44%	0.00%(4)	1.87%	29%	$1,099,057
2014	$14.75	0.28	1.52	1.80	(0.25)	—	(0.25)	$16.30	12.26%	0.00%(4)	1.77%	5%	$1,028,185
2013	$12.68	0.23	2.05	2.28	(0.21)	—	(0.21)	$14.75	18.15%	0.00%(4)	1.67%	5%	$852,907
R Class
2017	$15.12	0.13	1.67	1.80	(0.14)	(0.42)	(0.56)	$16.36	12.33%	0.50%	0.89%	18%	$1,457
2016	$16.87	0.16	(0.21)	(0.05)	(0.19)	(1.51)	(1.70)	$15.12	0.16%	0.50%	1.26%	12%	$386
2015(5)	$17.01	0.01	(0.15)	(0.14)	—	—	—	$16.87	(0.82)%	0.50%(6)	0.23%(6)	29%(7)	$25
One Choice Portfolio: Very Aggressive
Investor Class
2017	$15.83	0.17	2.25	2.42	(0.15)	(0.57)	(0.72)	$17.53	15.85%	0.00%(4)	1.03%	11%	$288,436
2016	$18.47	0.23	(0.42)	(0.19)	(0.37)	(2.08)	(2.45)	$15.83	(0.44)%	0.00%(4)	1.47%	11%	$254,676
2015	$17.28	0.31	1.21	1.52	(0.33)	—	(0.33)	$18.47	8.87%	0.00%(4)	1.72%	42%	$268,772
2014	$15.30	0.24	1.89	2.13	(0.15)	—	(0.15)	$17.28	13.94%	0.00%(4)	1.45%	8%	$267,537
2013	$12.62	0.18	2.63	2.81	(0.13)	—	(0.13)	$15.30	22.42%	0.00%(4)	1.29%	16%	$234,629

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$15.81	0.08	2.24	2.32	(0.06)	(0.57)	(0.63)	$17.50	15.21%	0.50%	0.53%	11%	$619
2016	$18.44	0.13	(0.40)	(0.27)	(0.28)	(2.08)	(2.36)	$15.81	(0.92)%	0.50%	0.97%	11%	$114
2015(5)	$18.59	(0.01)	(0.14)	(0.15)	—	—	—	$18.44	(0.81)%	0.50%(6)	(0.18)%(6)	42%(7)	$30

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	March 20, 2015 (commencement of sale) through July 31, 2015.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended July 31, 2015.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice® Portfolio: Very Conservative, One Choice® Portfolio: Conservative, One Choice® Portfolio: Moderate, One Choice® Portfolio: Aggressive, and One Choice® Portfolio: Very Aggressive, five of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2017

41

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

44

Approval of Management Agreement

At a meeting held on June 29, 2017, the Funds’ Board of Directors (the “Board) unanimously approved the renewal of amended and restated management agreements pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of each Fund’s management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of each Fund’s management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided by the Advisor to each Fund;

•	the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of each Fund, including data comparing each Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;

•	financial data showing the cost of services provided to each Fund and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by each Fund and the Advisor regarding financial intermediaries, the nature of services provided, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding approval of the management agreements. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approvals. They determined that the information was sufficient for them to evaluate each Fund’s management agreement. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding

45

to renew the management agreements, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreements, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that under the management agreements, the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing each Fund

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to compliance with the Department of Labor fiduciary rule and share class modernization.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management renewal approval process. If performance concerns are identified with respect to a fund, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance for One Choice Portfolio: Very Conservative was above its benchmark for the one-, three-, five- and ten-year periods reviewed by the Board. The performance for One Choice Portfolio: Conservative was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The performance for One Choice Portfolio: Moderate, One Choice Portfolio: Aggressive, and One Choice Portfolio: Very Aggressive was above each Fund’s respective benchmark for the five- and ten-year periods and below each Fund’s respective benchmark for the one- and three-year periods reviewed by the Board. The Board, directly and through its Fund Performance Review Committee, regularly reviews the investment management services of the Advisor. Taking all of these factors into consideration, the Board found the

46

investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreements.

Shareholder and Other Services. Under the management agreements, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to each Fund under the management agreements to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the Funds’ management agreements, and the reasonableness of the current management agreements. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds invest their non-cash assets entirely in other American Century Investments funds. The Funds do not pay an investment advisory fee to the Advisor. Rather, each Fund bears its pro rata share of the expenses incurred by the underlying funds. Each underlying fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the fund’s independent directors (including their independent legal counsel), as well as expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board concluded that the underlying fund expenses incurred by each Fund were reasonable in light of the services provided to each Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

47

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Funds were made pursuant to each Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreements between the Funds and the Advisor were fair and reasonable in light of the services provided and should be renewed.

48

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

49

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2017.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2017 as qualified for the corporate dividends received deduction.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$1,156,109	$4,029,099	$7,718,378	$5,479,879	$1,555,792

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2017.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$28,214	—	—	—	—

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2017.

One Choice Portfolio: Very Conservative	One Choice Portfolio: Conservative	One Choice Portfolio: Moderate	One Choice Portfolio: Aggressive	One Choice Portfolio: Very Aggressive
$3,195,213	$15,670,340	$37,481,423	$30,394,082	$8,871,818

For the fiscal year ended July 31, 2017, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice Portfolio: Very Conservative	—	—	—	—
One Choice Portfolio: Conservative	$244,716	$0.0027	$1,453,199	$0.0162
One Choice Portfolio: Moderate	$467,391	$0.0039	$2,965,700	$0.0248
One Choice Portfolio: Aggressive	$385,063	$0.0052	$2,369,577	$0.0317
One Choice Portfolio: Very Aggressive	$113,212	$0.0069	$728,521	$0.0442

50

Notes

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Services for the Deaf	711

American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93180 1709

Annual Report

July 31, 2017

One Choice® In Retirement Portfolio

One Choice® 2020 Portfolio

One Choice® 2025 Portfolio

One Choice® 2030 Portfolio

One Choice® 2035 Portfolio

One Choice® 2040 Portfolio

One Choice® 2045 Portfolio

One Choice® 2050 Portfolio

One Choice® 2055 Portfolio

One Choice® 2060 Portfolio

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Sentiment Fueled Rally Among Stocks

The reporting period began on a relatively upbeat note for investors, as major central banks maintained accommodative policies in the wake of the surprise June 2016 Brexit vote (the U.K.’s vote to exit the European Union). Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered risk-on sentiment and equity market returns. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, investment-grade bonds generally struggled. After halting its interest rate-tightening campaign for a year, the Federal Reserve (the Fed) raised short-term interest rates in December 2016. Two more rate hikes followed, lifting the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its massive portfolio of U.S. Treasury and mortgage-backed securities. Against this backdrop, Treasury yields increased, and Treasury returns declined. Corporate bonds—particularly high-yield corporate bonds—were bright spots, generating positive performance against a backdrop of positive corporate earnings, investor demand for yield, and a rallying stock market.

Late in the reporting period, investors began tempering their expectations for President Trump’s policy agenda amid political gridlock on health care and tax reform. Further delays to the president’s pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may soften future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to favor a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice In Retirement Portfolio
Investor Class	ARTOX	6.64%	6.23%	5.15%	—	8/31/04
S&P Target Date Retirement Income Index	—	4.53%	4.76%	4.11%	—	—
I Class	ATTIX	6.85%	6.45%	5.36%	—	8/31/04
A Class	ARTAX					8/31/04
No sales charge		6.37%	5.98%	4.89%	—
With sales charge		0.23%	4.73%	4.28%	—
C Class	ATTCX	5.56%	5.18%	—	5.78%	3/1/10
R Class	ARSRX	6.11%	5.71%	4.62%	—	8/31/04
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2020 Portfolio
Investor Class	ARBVX	7.13%	6.85%	5.26%	5/30/08
S&P Target Date To 2020 Index	—	7.42%	6.80%	4.83%	—
I Class	ARBSX	7.34%	7.06%	5.47%	5/30/08
A Class	ARBMX				5/30/08
No sales charge		6.87%	6.59%	5.00%
With sales charge		0.72%	5.33%	4.32%
C Class	ARNCX	6.06%	5.78%	6.36%	3/1/10
R Class	ARBRX	6.52%	6.31%	4.74%	5/30/08
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2025 Portfolio
Investor Class	ARWIX	7.95%	7.46%	5.25%	—	8/31/04
S&P Target Date To 2025 Index	—	8.81%	7.67%	4.70%	—	—
I Class	ARWFX	8.16%	7.67%	5.45%	—	8/31/04
A Class	ARWAX					8/31/04
No sales charge		7.69%	7.19%	4.98%	—
With sales charge		1.48%	5.93%	4.36%	—
C Class	ARWCX	6.96%	6.40%	—	6.82%	3/1/10
R Class	ARWRX	7.43%	6.93%	4.72%	—	8/31/04
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2030 Portfolio
Investor Class	ARCVX	8.97%	8.14%	5.55%	5/30/08
S&P Target Date To 2030 Index	—	10.14%	8.49%	5.19%	—
I Class	ARCSX	9.19%	8.38%	5.76%	5/30/08
A Class	ARCMX				5/30/08
No sales charge		8.72%	7.89%	5.28%
With sales charge		2.44%	6.63%	4.60%
C Class	ARWOX	7.90%	7.07%	7.30%	3/1/10
R Class	ARCRX	8.45%	7.62%	5.02%	5/30/08

Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2035 Portfolio
Investor Class	ARYIX	9.98%	8.87%	5.47%	—	8/31/04
S&P Target Date To 2035 Index	—	11.22%	9.16%	4.89%	—	—
I Class	ARLIX	10.18%	9.10%	5.69%	—	8/31/04
A Class	ARYAX					8/31/04
No sales charge		9.71%	8.61%	5.20%	—
With sales charge		3.42%	7.33%	4.58%	—
C Class	ARLCX	8.83%	7.78%	—	7.86%	3/1/10
R Class	ARYRX	9.37%	8.32%	4.94%	—	8/31/04
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2040 Portfolio
Investor Class	ARDVX	10.95%	9.57%	6.13%	5/30/08
S&P Target Date To 2040 Index	—	12.45%	9.81%	5.50%	—
I Class	ARDSX	11.17%	9.79%	6.34%	5/30/08
A Class	ARDMX				5/30/08
No sales charge		10.68%	9.29%	5.86%
With sales charge		4.32%	8.00%	5.18%
C Class	ARNOX	9.87%	8.48%	8.39%	3/1/10
R Class	ARDRX	10.33%	9.01%	5.59%	5/30/08

Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
One Choice 2045 Portfolio
Investor Class	AROIX	12.00%	10.17%	5.83%	—	8/31/04
S&P Target Date To 2045 Index	—	13.20%	10.31%	5.13%	—	—
I Class	AOOIX	12.21%	10.40%	6.04%	—	8/31/04
A Class	AROAX				—	8/31/04
No sales charge		11.67%	9.89%	5.56%	—
With sales charge		5.22%	8.60%	4.94%	—
C Class	AROCX	10.84%	9.07%	—	8.81%	3/1/10
R Class	ARORX	11.46%	9.62%	5.31%	—	8/31/04

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2050 Portfolio
Investor Class	ARFVX	12.69%	10.47%	6.23%	5/30/08
S&P Target Date To 2050 Index	—	13.87%	10.77%	5.86%	—
I Class	ARFSX	12.89%	10.68%	6.44%	5/30/08
A Class	ARFMX				5/30/08
No sales charge		12.42%	10.18%	5.96%
With sales charge		5.96%	8.89%	5.28%
C Class	ARFDX	11.58%	9.36%	9.02%	3/1/10
R Class	ARFWX	12.06%	9.89%	5.70%	5/30/08

Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge. Prior to April 10, 2017, the
I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
One Choice 2055 Portfolio
Investor Class	AREVX	13.16%	10.71%	8.86%	3/31/11
S&P Target Date To 2055+ Index	—	14.38%	11.13%	8.49%	—
I Class	ARENX	13.38%	10.92%	9.07%	3/31/11
A Class	AREMX				3/31/11
No sales charge		12.90%	10.43%	8.57%
With sales charge		6.42%	9.13%	7.57%
C Class	AREFX	12.00%	9.61%	7.77%	3/31/11
R Class	AREOX	12.53%	10.16%	8.31%	3/31/11

Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
One Choice 2060 Portfolio
Investor Class	ARGVX	13.26%	12.79%	9/30/15
S&P Target Date To 2055+ Index	—	14.38%	13.97%	—
I Class	ARGNX	13.57%	13.04%	9/30/15
A Class	ARGMX			9/30/15
No sales charge		13.00%	12.50%
With sales charge		6.54%	8.92%
C Class	ARGHX	12.08%	11.66%	9/30/15
R Class	ARGRX	12.64%	12.20%	9/30/15

Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice In Retirement Portfolio — Investor Class
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $16,526

S&P Target Date Retirement Income Index — $14,968

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of One Choice 2020 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $16,011

S&P Target Date To 2020 Index — $15,411

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2025 Portfolio — Investor Class
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $16,682

S&P Target Date To 2025 Index — $15,836

Growth of $10,000 Over Life of One Choice 2030 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $16,416

S&P Target Date To 2030 Index — $15,910

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2035 Portfolio — Investor Class
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,047

S&P Target Date To 2035 Index — $16,131

Growth of $10,000 Over Life of One Choice 2040 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,260

S&P Target Date To 2040 Index — $16,351

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over 10 Years of One Choice 2045 Portfolio — Investor Class
$10,000 investment made July 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,634

S&P Target Date To 2045 Index — $16,500

Growth of $10,000 Over Life of One Choice 2050 Portfolio — Investor Class
$10,000 investment made May 30, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,410

S&P Target Date To 2050 Index — $16,860

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Growth of $10,000 Over Life of One Choice 2055 Portfolio — Investor Class
$10,000 investment made March 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $17,126

S&P Target Date To 2055+ Index — $16,759

Growth of $10,000 Over Life of One Choice 2060 Portfolio — Investor Class
$10,000 investment made September 30, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2017
Investor Class — $12,472

S&P Target Date To 2055+ Index — $12,712

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Total Annual Fund Operating Expenses
	Investor Class	I Class	A Class	C Class	R Class
One Choice In Retirement Portfolio	0.79%	0.61%	1.04%	1.79%	1.29%
One Choice 2020 Portfolio	0.80%	0.62%	1.05%	1.80%	1.30%
One Choice 2025 Portfolio	0.82%	0.64%	1.07%	1.82%	1.32%
One Choice 2030 Portfolio	0.85%	0.66%	1.10%	1.85%	1.35%
One Choice 2035 Portfolio	0.87%	0.68%	1.12%	1.87%	1.37%
One Choice 2040 Portfolio	0.89%	0.70%	1.14%	1.89%	1.39%
One Choice 2045 Portfolio	0.92%	0.73%	1.17%	1.92%	1.42%
One Choice 2050 Portfolio	0.96%	0.76%	1.21%	1.96%	1.46%
One Choice 2055 Portfolio	0.97%	0.77%	1.22%	1.97%	1.47%
One Choice 2060 Portfolio	0.97%	0.77%	1.22%	1.97%	1.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the funds, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

Scott Wittman left the management team on June 30, 2017.

Performance Summary

Each of the 10 One Choice® Target Date Portfolios had positive returns for the fiscal year ended July 31, 2017, ranging from 6.64%* for the One Choice in Retirement Portfolio to 13.26% for the One Choice 2060 Portfolio. (See pages 3-17 for more detailed performance information.) Returns for the 12 months reflected strong performance across the spectrum of equity investments, both U.S. and non-U.S., and in developed as well as emerging markets. The Portfolios’ fixed-income investments produced mixed results, with high-yield bonds advancing by double digits, while core U.S. bonds and global bonds retreated slightly overall or barely treaded water.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

During the reporting period, U.S. and other developed-market economic data initially improved. That, along with Donald Trump’s surprise U.S. presidential election victory in November and associated expectations of a pro-growth policy agenda, sent stocks higher in the late fall and through the winter. In addition, a November announcement from OPEC of production cuts caused oil prices to rally, helping support a recovery in global commodities markets.

After holding interest rates steady since December 2015, the U.S. Federal Reserve (the Fed) increased rates three times during the period, by 25 basis points (one quarter percentage point) each: in December 2016 and again in March and June 2017. Long-term bond yields also rose, as the rate on the 10-year Treasury note began the period close to the all-time low reached in the wake of the June 2016 Brexit vote. Yields spiked following the presidential election to a high of 2.55% in December, but generally declined from there as inflation remained muted and proposed fiscal stimulus failed to materialize. Overall, the yield on the 10-year U.S. Treasury note rose 79 basis points, from 1.51% to 2.30% during the 12-month period.

Economic growth accelerated in the eurozone in the first quarter of 2017, surpassing the pace of U.S. economic expansion, while the European Central Bank and the Bank of Japan continued to pursue stimulative monetary policy initiatives in contrast to the Fed. Market sentiment softened somewhat late in the reporting period, as economic data were more mixed, commodity prices fell, and President Trump’s agenda faced numerous setbacks, dampening growth expectations. However, U.S. stocks continued to climb, setting new records, largely driven by stronger corporate profits and healthier balance sheets, but also reaching historically high valuations.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3-12 for returns for all share classes.

With that backdrop, non-U.S. equity indices posted the strongest results for the past 12 months, led by the nearly 25% gain of emerging markets stocks. In the U.S., growth dominated value among large- and mid-cap stocks while small-cap value outperformed small-cap growth. Global REITs lagged broad equities primarily due to rising interest rates in leading developed markets. Within fixed-income investments, high-yield bonds outperformed investment-grade bonds. Higher-quality securities struggled in the face of rising interest rates spurred by global economic recovery and signs of a pickup in global inflation, confirmed by the Fed’s triple rate hike during the period. U.S. dollar strength after the November election pushed unhedged non-U.S. bonds to further declines.

For the year, the S&P 500 Index’s gain of 16.04% trailed the 24.84% gain of the MSCI Emerging Markets Index and MSCI EAFE Index’s 17.77% return. Among bonds, lower-quality issues outperformed higher-grade bonds, as the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.51%, the Bloomberg Barclays Global Aggregate Bond Index returned -1.28%, and the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index gained 10.94%.

Fund Information

Each One Choice Target Date Portfolio is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See pages 22-23 for the specific underlying fund allocations for each Portfolio.) A Portfolio’s target date is the approximate year when investors plan to retire and likely would stop making new investments in the fund. The principal value of the investment is not guaranteed at any time, including at the target date. One Choice in Retirement Portfolio is generally intended for investors near, at, or in retirement. There is no guarantee that an investment in any of the funds will provide adequate income at or through an investor’s retirement.

Each target-dated Portfolio seeks the highest total return consistent with its asset mix. Over time, the asset mix and weightings are adjusted to be more conservative. In general, as the target year approaches, each Portfolio’s allocation becomes more conservative by decreasing the allocation to stock funds and increasing the allocation to bond and money market funds. By the time each Portfolio reaches its target date, its target asset mix will become fixed and match that of One Choice in Retirement Portfolio, which seeks current income and capital appreciation.

Portfolio Performance

All One Choice Portfolios except In Retirement underperformed their S&P “Target Date To” benchmark index and relevant peers primarily because of asset allocation effects. Specifically, lower allocations to equity holdings across the portfolios, particularly non-U.S. equity, weighed on results relative to benchmarks and peers as equity returns were much stronger than those of fixed income. In Retirement benefited from higher U.S. equity allocation than its benchmark.

The Portfolios’ U.S. equity funds all contributed to its positive absolute performance for the period, led in most vintages by NT Growth Fund, NT Equity Growth Fund, and NT Large Company Value Fund. However, all but NT Disciplined Growth Fund and NT Mid Cap Value Fund underperformed their respective benchmarks.

Non-U.S. equity performed even better, led by the substantial absolute returns of NT Emerging Markets Fund, particularly in the later-dated vintages, NT International Value Fund, and NT International Growth Fund. NT Emerging Markets Fund, NT International Value Fund and NT International Growth Fund all had positive relative returns. However, NT International Small-Mid Cap Fund and NT Global Real Estate Fund lagged their respective benchmarks.

Among fixed-income funds, High-Yield Fund had the highest absolute return and contributed the most to returns. During the reporting period, the Portfolios replaced High-Yield Fund with NT High Income Fund. Negative performance by Inflation-Adjusted Bond Fund and International Bond Fund

held back absolute returns. However, both slightly outperformed their benchmarks while the High-Yield Fund and the U.S. Government Money Market Fund trailed their benchmarks.

A Look Ahead

We expect a continuation of the Fed’s slow and steady shift, perhaps at an even more gradual pace, towards a normalization of U.S. monetary policy, and ongoing global divergence in central bank policy in the near term. However, signs of slowing U.S. economic growth combined with an acceleration in European expansion and economic stabilization in China and Japan indicate that we could begin to see a reversal, or global convergence, of economic growth rates and monetary policy within the coming year.

The decline of the U.S. dollar and a differential in U.S. and global equity market valuations, with U.S. stocks at historically high levels, are likely to factor into equity market returns along with uncertainty over the direction, extent, and success of Trump administration economic and political policy initiatives, including tax reform, overall fiscal policies, business deregulation, immigration, and infrastructure rebuilding. Meanwhile, the likelihood of the beginnings of global central bank policy convergence in the not-too-distant future could begin to affect fixed-income markets.

Ongoing bold and provocative statements between the U.S. and North Korea weigh on the minds of global investors to some degree. However, we don’t believe geopolitical tensions pose a relatively large concern overall as we enter the Portfolios’ next fiscal year.

At the end of the fiscal period, we began implementation of a dynamic risk management approach to managing equity risk in the glide path. This overlay to our strategic glide path, which remains the anchor or neutral weighting of the portfolios, takes into account not only the participant age and wealth level, but also incorporates our view of the current market environment and prospects for equity versus bond returns moving forward.

Based on the “weakly bearish” signal for equities coming from our dynamic risk management signal, we began the process to reduce equity allocations for participants in the In Retirement through 2045 Portfolios. The adjustment will be negligible for participants mid-career, with less than 1% shifting away from equity holdings for the 2045 and 2040 Portfolios. Participants in In Retirement will see the largest equity allocation reductions, with 3% of the portfolio allocation moving from equity to fixed-income holdings. It is expected to take up to three months before the reallocation is fully reflected in all portfolios. The 2050, 2055, and 2060 Portfolios will remain at the strategic glide path allocations.

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2017
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Equity
NT Core Equity Plus Fund	3.0%	3.0%	3.0%	3.0%	3.3%
NT Disciplined Growth Fund	1.5%	1.7%	2.1%	2.4%	2.8%
NT Equity Growth Fund	10.0%	9.7%	9.5%	9.3%	9.3%
NT Growth Fund	4.5%	4.9%	5.5%	6.7%	8.2%
NT Heritage Fund	2.3%	2.7%	3.7%	4.3%	4.5%
NT Large Company Value Fund	9.5%	9.5%	9.8%	10.0%	10.4%
NT Mid Cap Value Fund	4.5%	4.9%	5.6%	6.0%	6.0%
NT Small Company Fund	2.0%	1.9%	1.6%	2.1%	2.8%
NT Emerging Markets Fund	—	0.6%	1.8%	2.5%	3.0%
NT Global Real Estate Fund	1.0%	1.1%	1.4%	1.6%	1.9%
NT International Growth Fund	4.5%	4.6%	4.9%	5.5%	6.2%
NT International Small-Mid Cap Fund	—	0.2%	0.5%	0.8%	1.1%
NT International Value Fund	2.3%	2.6%	3.2%	3.8%	4.5%
Total Equity	45.1%	47.4%	52.6%	58.0%	64.0%
Fixed Income
Inflation-Adjusted Bond Fund	1.5%	2.2%	3.4%	4.5%	5.2%
NT Diversified Bond Fund	21.6%	21.2%	20.2%	18.5%	16.2%
NT High Income Fund	3.8%	3.7%	3.6%	3.4%	3.0%
Short Duration Inflation Protection Bond Fund	6.1%	5.3%	3.7%	2.1%	0.8%
Global Bond Fund	7.0%	6.7%	6.0%	5.5%	4.8%
International Bond Fund	5.0%	4.8%	4.3%	3.0%	1.0%
Total Fixed Income	45.0%	43.9%	41.2%	37.0%	31.0%
U.S. Government Money Market Fund	9.9%	8.7%	6.2%	5.0%	5.0%
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent G Class.

(2)	Category is less than 0.05% of total net assets.

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2017
	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
Equity
NT Core Equity Plus Fund	3.3%	3.8%	4.5%	4.5%	4.5%
NT Disciplined Growth Fund	3.1%	3.2%	3.3%	3.4%	3.5%
NT Equity Growth Fund	9.8%	10.3%	10.3%	10.5%	10.7%
NT Growth Fund	9.4%	10.2%	10.7%	10.8%	11.0%
NT Heritage Fund	5.4%	6.2%	6.6%	6.6%	6.7%
NT Large Company Value Fund	11.5%	12.6%	13.4%	14.0%	14.3%
NT Mid Cap Value Fund	6.2%	6.8%	6.9%	6.8%	6.7%
NT Small Company Fund	3.1%	3.0%	3.2%	3.7%	4.0%
NT Emerging Markets Fund	3.7%	4.7%	5.6%	6.3%	6.6%
NT Global Real Estate Fund	2.1%	2.4%	2.6%	2.9%	3.0%
NT International Growth Fund	6.7%	6.8%	6.8%	6.3%	6.0%
NT International Small-Mid Cap Fund	1.4%	1.7%	2.0%	2.4%	2.5%
NT International Value Fund	4.9%	5.1%	5.3%	5.4%	5.5%
Total Equity	70.6%	76.8%	81.2%	83.6%	85.0%
Fixed Income
Inflation-Adjusted Bond Fund	5.2%	4.3%	3.7%	3.3%	3.0%
NT Diversified Bond Fund	13.7%	11.6%	9.7%	8.3%	7.5%
NT High Income Fund	2.5%	2.2%	1.9%	1.6%	1.5%
Global Bond Fund	4.3%	3.9%	3.5%	3.2%	3.0%
Total Fixed Income	25.7%	22.0%	18.8%	16.4%	15.0%
U.S. Government Money Market Fund	3.7%	1.2%	—	—	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent G Class.

(2)	Category is less than 0.05% of total net assets.

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/17 - 7/31/17	Effective Annualized Expense Ratio(2)
One Choice In Retirement Portfolio
Actual
Investor Class	$1,000	$1,050.90	$1.07	0.21%	$4.02	0.79%
I Class	$1,000	$1,052.00	$0.05	0.01%	$3.00	0.59%
A Class	$1,000	$1,049.70	$2.34	0.46%	$5.29	1.04%
C Class	$1,000	$1,046.00	$6.14	1.21%	$9.08	1.79%
R Class	$1,000	$1,047.60	$3.60	0.71%	$6.55	1.29%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$3.96	0.79%
I Class	$1,000	$1,024.74	$0.05	0.01%	$2.96	0.59%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.21	1.04%
C Class	$1,000	$1,018.79	$6.06	1.21%	$8.95	1.79%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.46	1.29%
One Choice 2020 Portfolio
Actual
Investor Class	$1,000	$1,053.40	$1.07	0.21%	$4.12	0.81%
I Class	$1,000	$1,055.20	$0.05	0.01%	$3.11	0.61%
A Class	$1,000	$1,052.60	$2.34	0.46%	$5.39	1.06%
C Class	$1,000	$1,049.10	$6.15	1.21%	$9.20	1.81%
R Class	$1,000	$1,050.90	$3.61	0.71%	$6.66	1.31%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.06	0.81%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.06	0.61%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.31	1.06%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.05	1.81%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.56	1.31%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements.

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/17 - 7/31/17	Effective Annualized Expense Ratio(2)
One Choice 2025 Portfolio
Actual
Investor Class	$1,000	$1,059.80	$1.07	0.21%	$4.24	0.83%
I Class	$1,000	$1,061.30	$0.05	0.01%	$3.22	0.63%
A Class	$1,000	$1,058.40	$2.35	0.46%	$5.51	1.08%
C Class	$1,000	$1,055.40	$6.17	1.21%	$9.33	1.83%
R Class	$1,000	$1,057.70	$3.62	0.71%	$6.79	1.33%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.16	0.83%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.16	0.63%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.41	1.08%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.15	1.83%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.66	1.33%
One Choice 2030 Portfolio
Actual
Investor Class	$1,000	$1,065.10	$1.08	0.21%	$4.40	0.86%
I Class	$1,000	$1,066.80	$0.05	0.01%	$3.38	0.66%
A Class	$1,000	$1,064.30	$2.35	0.46%	$5.68	1.11%
C Class	$1,000	$1,060.00	$6.18	1.21%	$9.50	1.86%
R Class	$1,000	$1,062.60	$3.63	0.71%	$6.96	1.36%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.31	0.86%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.31	0.66%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.56	1.11%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.30	1.86%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.81	1.36%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements.

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/17 - 7/31/17	Effective Annualized Expense Ratio(2)
One Choice 2035 Portfolio
Actual
Investor Class	$1,000	$1,070.00	$1.08	0.21%	$4.57	0.89%
I Class	$1,000	$1,071.30	$0.05	0.01%	$3.54	0.69%
A Class	$1,000	$1,068.60	$2.36	0.46%	$5.85	1.14%
C Class	$1,000	$1,064.50	$6.19	1.21%	$9.67	1.89%
R Class	$1,000	$1,067.30	$3.64	0.71%	$7.12	1.39%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.46	0.89%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.46	0.69%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.71	1.14%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.44	1.89%
R Class	$1,000	$1,021.27	$3.56	0.71%	$6.95	1.39%
One Choice 2040 Portfolio
Actual
Investor Class	$1,000	$1,075.70	$1.08	0.21%	$4.68	0.91%
I Class	$1,000	$1,076.50	$0.05	0.01%	$3.66	0.71%
A Class	$1,000	$1,074.10	$2.37	0.46%	$5.97	1.16%
C Class	$1,000	$1,070.00	$6.21	1.21%	$9.80	1.91%
R Class	$1,000	$1,072.50	$3.65	0.71%	$7.25	1.41%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.56	0.91%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.56	0.71%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.81	1.16%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.54	1.91%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.05	1.41%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements.

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/17 - 7/31/17	Effective Annualized Expense Ratio(2)
One Choice 2045 Portfolio
Actual
Investor Class	$1,000	$1,081.50	$1.08	0.21%	$4.85	0.94%
I Class	$1,000	$1,082.70	$0.05	0.01%	$3.82	0.74%
A Class	$1,000	$1,080.30	$2.37	0.46%	$6.14	1.19%
C Class	$1,000	$1,076.20	$6.23	1.21%	$9.99	1.94%
R Class	$1,000	$1,078.90	$3.66	0.71%	$7.42	1.44%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.71	0.94%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.71	0.74%
A Class	$1,000	$1,022.51	$2.31	0.46%	$5.96	1.19%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.69	1.94%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.20	1.44%
One Choice 2050 Portfolio
Actual
Investor Class	$1,000	$1,085.70	$1.09	0.21%	$5.02	0.97%
I Class	$1,000	$1,086.50	$0.05	0.01%	$3.98	0.77%
A Class	$1,000	$1,085.00	$2.38	0.46%	$6.31	1.22%
C Class	$1,000	$1,080.80	$6.24	1.21%	$10.16	1.97%
R Class	$1,000	$1,082.50	$3.67	0.71%	$7.59	1.47%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.86	0.97%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.86	0.77%
A Class	$1,000	$1,022.51	$2.31	0.46%	$6.11	1.22%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.84	1.97%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.35	1.47%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements.

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/17 - 7/31/17	Effective Annualized Expense Ratio(2)
One Choice 2055 Portfolio
Actual
Investor Class	$1,000	$1,088.20	$1.09	0.21%	$5.07	0.98%
I Class	$1,000	$1,088.90	$0.05	0.01%	$4.04	0.78%
A Class	$1,000	$1,086.70	$2.38	0.46%	$6.36	1.23%
C Class	$1,000	$1,083.00	$6.25	1.21%	$10.23	1.98%
R Class	$1,000	$1,085.20	$3.67	0.71%	$7.65	1.48%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.91	0.98%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.91	0.78%
A Class	$1,000	$1,022.51	$2.31	0.46%	$6.16	1.23%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.89	1.98%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.40	1.48%
One Choice 2060 Portfolio
Actual
Investor Class	$1,000	$1,089.20	$1.09	0.21%	$5.08	0.98%
I Class	$1,000	$1,090.00	$0.05	0.01%	$4.04	0.78%
A Class	$1,000	$1,087.40	$2.38	0.46%	$6.37	1.23%
C Class	$1,000	$1,083.00	$6.25	1.21%	$10.23	1.98%
R Class	$1,000	$1,085.60	$3.67	0.71%	$7.65	1.48%
Hypothetical
Investor Class	$1,000	$1,023.75	$1.05	0.21%	$4.91	0.98%
I Class	$1,000	$1,024.74	$0.05	0.01%	$3.91	0.78%
A Class	$1,000	$1,022.51	$2.31	0.46%	$6.16	1.23%
C Class	$1,000	$1,018.79	$6.06	1.21%	$9.89	1.98%
R Class	$1,000	$1,021.27	$3.56	0.71%	$7.40	1.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements.

Schedules of Investments

JULY 31, 2017

One Choice In Retirement Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 37.3%
NT Core Equity Plus Fund G Class	3,521,905	$54,519,097
NT Disciplined Growth Fund G Class	2,320,399	27,264,693
NT Equity Growth Fund G Class	13,650,484	181,278,426
NT Growth Fund G Class	4,735,007	81,442,120
NT Heritage Fund G Class	2,960,546	40,885,142
NT Large Company Value Fund G Class	14,411,564	172,794,657
NT Mid Cap Value Fund G Class	5,849,207	81,479,459
NT Small Company Fund G Class	3,493,917	36,127,104
		675,790,698
Domestic Fixed Income Funds — 33.0%
Inflation-Adjusted Bond Fund G Class	2,360,997	27,269,517
NT Diversified Bond Fund G Class	36,303,519	392,078,006
NT High Income Fund G Class	6,865,912	69,002,419
Short Duration Inflation Protection Bond Fund G Class	10,731,016	110,636,778
		598,986,720
International Fixed Income Funds — 12.0%
Global Bond Fund G Class	12,355,598	127,139,103
International Bond Fund G Class(2)	6,924,698	91,267,516
		218,406,619
Money Market Funds — 9.9%
U.S. Government Money Market Fund G Class	180,321,146	180,321,146
International Equity Funds — 7.8%
NT Global Real Estate Fund G Class	1,890,463	18,280,780
NT International Growth Fund G Class	6,953,676	81,914,304
NT International Value Fund G Class	3,998,770	41,147,348
		141,342,432
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,558,953,331)		1,814,847,615
OTHER ASSETS AND LIABILITIES†		40,488
TOTAL NET ASSETS — 100.0%		$1,814,888,103

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2020 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 38.3%
NT Core Equity Plus Fund G Class	3,883,365	$60,114,489
NT Disciplined Growth Fund G Class	2,877,714	33,813,139
NT Equity Growth Fund G Class	14,704,956	195,281,814
NT Growth Fund G Class	5,711,070	98,230,409
NT Heritage Fund G Class	3,943,736	54,462,991
NT Large Company Value Fund G Class	15,908,048	190,737,495
NT Mid Cap Value Fund G Class	6,981,944	97,258,483
NT Small Company Fund G Class	3,590,791	37,128,774
		767,027,594
Domestic Fixed Income Funds — 32.4%
Inflation-Adjusted Bond Fund G Class	3,815,871	44,073,308
NT Diversified Bond Fund G Class	39,212,350	423,493,380
NT High Income Fund G Class	7,473,497	75,108,641
Short Duration Inflation Protection Bond Fund G Class	10,305,267	106,247,299
		648,922,628
International Fixed Income Funds — 11.5%
Global Bond Fund G Class	13,032,462	134,104,030
International Bond Fund G Class(2)	7,334,721	96,671,623
		230,775,653
International Equity Funds — 9.1%
NT Emerging Markets Fund G Class	958,163	12,743,562
NT Global Real Estate Fund G Class	2,347,550	22,700,808
NT International Growth Fund G Class	7,790,664	91,774,018
NT International Small-Mid Cap Fund G Class	269,359	3,243,079
NT International Value Fund G Class	5,032,919	51,788,733
		182,250,200
Money Market Funds — 8.7%
U.S. Government Money Market Fund G Class	175,388,105	175,388,105
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,757,685,824)		2,004,364,180
OTHER ASSETS AND LIABILITIES†		1,687
TOTAL NET ASSETS — 100.0%		$2,004,365,867

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2025 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 40.8%
NT Core Equity Plus Fund G Class	5,716,166	$88,486,254
NT Disciplined Growth Fund G Class	5,167,817	60,721,848
NT Equity Growth Fund G Class	21,056,977	279,636,658
NT Growth Fund G Class	9,489,649	163,221,957
NT Heritage Fund G Class	7,784,842	107,508,663
NT Large Company Value Fund G Class	23,993,807	287,685,748
NT Mid Cap Value Fund G Class	11,831,571	164,813,788
NT Small Company Fund G Class	4,601,125	47,575,637
		1,199,650,553
Domestic Fixed Income Funds — 30.9%
Inflation-Adjusted Bond Fund G Class	8,805,214	101,700,223
NT Diversified Bond Fund G Class	55,043,476	594,469,536
NT High Income Fund G Class	10,458,190	105,104,813
Short Duration Inflation Protection Bond Fund G Class	10,509,786	108,355,897
		909,630,469
International Equity Funds — 11.8%
NT Emerging Markets Fund G Class	3,918,122	52,111,019
NT Global Real Estate Fund G Class	4,199,914	40,613,166
NT International Growth Fund G Class	12,384,667	145,891,374
NT International Small-Mid Cap Fund G Class	1,171,589	14,105,934
NT International Value Fund G Class	9,193,657	94,602,735
		347,324,228
International Fixed Income Funds — 10.3%
Global Bond Fund G Class	17,267,627	177,683,882
International Bond Fund G Class(2)	9,553,444	125,914,396
		303,598,278
Money Market Funds — 6.2%
U.S. Government Money Market Fund G Class	183,530,641	183,530,641
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,483,673,395)		2,943,734,169
OTHER ASSETS AND LIABILITIES†		4,627
TOTAL NET ASSETS — 100.0%		$2,943,738,796

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2030 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 43.8%
NT Core Equity Plus Fund G Class	4,430,176	$68,579,124
NT Disciplined Growth Fund G Class	4,741,005	55,706,809
NT Equity Growth Fund G Class	15,975,770	212,158,219
NT Growth Fund G Class	8,833,635	151,938,517
NT Heritage Fund G Class	7,092,304	97,944,715
NT Large Company Value Fund G Class	19,166,634	229,807,938
NT Mid Cap Value Fund G Class	9,763,242	136,001,955
NT Small Company Fund G Class	4,598,760	47,551,183
		999,688,460
Domestic Fixed Income Funds — 28.5%
Inflation-Adjusted Bond Fund G Class	8,898,648	102,779,389
NT Diversified Bond Fund G Class	39,194,277	423,298,197
NT High Income Fund G Class	7,605,593	76,436,206
Short Duration Inflation Protection Bond Fund G Class	4,712,987	48,590,891
		651,104,683
International Equity Funds — 14.2%
NT Emerging Markets Fund G Class	4,366,473	58,074,088
NT Global Real Estate Fund G Class	3,869,144	37,414,623
NT International Growth Fund G Class	10,432,185	122,891,137
NT International Small-Mid Cap Fund G Class	1,496,556	18,018,539
NT International Value Fund G Class	8,528,599	87,759,286
		324,157,673
International Fixed Income Funds — 8.5%
Global Bond Fund G Class	12,015,507	123,639,563
International Bond Fund G Class(2)	5,230,647	68,939,929
		192,579,492
Money Market Funds — 5.0%
U.S. Government Money Market Fund G Class	113,726,030	113,726,030
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,988,044,186)		2,281,256,338
OTHER ASSETS AND LIABILITIES†		3,122
TOTAL NET ASSETS — 100.0%		$2,281,259,460

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2035 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 47.3%
NT Core Equity Plus Fund G Class	5,174,872	$80,107,015
NT Disciplined Growth Fund G Class	5,886,599	69,167,541
NT Equity Growth Fund G Class	17,127,176	227,448,903
NT Growth Fund G Class	11,657,337	200,506,189
NT Heritage Fund G Class	8,055,251	111,243,023
NT Large Company Value Fund G Class	21,582,476	258,773,886
NT Mid Cap Value Fund G Class	10,519,063	146,530,547
NT Small Company Fund G Class	6,610,677	68,354,397
		1,162,131,501
Domestic Fixed Income Funds — 25.2%
Inflation-Adjusted Bond Fund G Class	11,030,427	127,401,436
NT Diversified Bond Fund G Class	36,959,981	399,167,796
NT High Income Fund G Class	7,397,596	74,345,839
Short Duration Inflation Protection Bond Fund G Class	1,850,916	19,082,945
		619,998,016
International Equity Funds — 16.7%
NT Emerging Markets Fund G Class	5,603,136	74,521,711
NT Global Real Estate Fund G Class	4,787,113	46,291,378
NT International Growth Fund G Class	12,960,682	152,676,839
NT International Small-Mid Cap Fund G Class	2,272,811	27,364,645
NT International Value Fund G Class	10,684,688	109,945,442
		410,800,015
International Fixed Income Funds — 5.8%
Global Bond Fund G Class	11,460,402	117,927,535
International Bond Fund G Class(2)	1,879,201	24,767,869
		142,695,404
Money Market Funds — 5.0%
U.S. Government Money Market Fund G Class	122,261,419	122,261,419
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,051,348,224)		2,457,886,355
OTHER ASSETS AND LIABILITIES†		(23,105)
TOTAL NET ASSETS — 100.0%		$2,457,863,250

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)	Non-income producing.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2040 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 51.8%
NT Core Equity Plus Fund G Class	3,572,951	$55,309,278
NT Disciplined Growth Fund G Class	4,445,086	52,229,761
NT Equity Growth Fund G Class	12,454,564	165,396,610
NT Growth Fund G Class	9,240,749	158,940,884
NT Heritage Fund G Class	6,644,356	91,758,552
NT Large Company Value Fund G Class	16,316,246	195,631,795
NT Mid Cap Value Fund G Class	7,604,276	105,927,568
NT Small Company Fund G Class	5,115,594	52,895,244
		878,089,692
Domestic Fixed Income Funds — 21.4%
Inflation-Adjusted Bond Fund G Class	7,546,680	87,164,150
NT Diversified Bond Fund G Class	21,505,869	232,263,385
NT High Income Fund G Class	4,282,707	43,041,207
		362,468,742
International Equity Funds — 18.8%
NT Emerging Markets Fund G Class	4,669,993	62,110,902
NT Global Real Estate Fund G Class	3,754,844	36,309,341
NT International Growth Fund G Class	9,581,001	112,864,189
NT International Small-Mid Cap Fund G Class	2,017,047	24,285,243
NT International Value Fund G Class	8,058,882	82,925,896
		318,495,571
International Fixed Income Funds — 4.3%
Global Bond Fund G Class	7,024,403	72,281,103
Money Market Funds — 3.7%
U.S. Government Money Market Fund G Class	62,715,456	62,715,456
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,454,351,083)		1,694,050,564
OTHER ASSETS AND LIABILITIES†		(4,441)
TOTAL NET ASSETS — 100.0%		$1,694,046,123

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2045 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 56.1%
NT Core Equity Plus Fund G Class	4,276,128	$66,194,458
NT Disciplined Growth Fund G Class	4,790,980	56,294,010
NT Equity Growth Fund G Class	13,591,548	180,495,762
NT Growth Fund G Class	10,428,639	179,372,588
NT Heritage Fund G Class	7,971,544	110,087,028
NT Large Company Value Fund G Class	18,525,996	222,126,693
NT Mid Cap Value Fund G Class	8,652,981	120,536,031
NT Small Company Fund G Class	5,051,536	52,232,879
		987,339,449
International Equity Funds — 20.7%
NT Emerging Markets Fund G Class	6,176,960	82,153,568
NT Global Real Estate Fund G Class	4,349,342	42,058,136
NT International Growth Fund G Class	10,214,514	120,326,973
NT International Small-Mid Cap Fund G Class	2,544,161	30,631,692
NT International Value Fund G Class	8,673,068	89,245,871
		364,416,240
Domestic Fixed Income Funds — 18.1%
Inflation-Adjusted Bond Fund G Class	6,577,510	75,970,243
NT Diversified Bond Fund G Class	18,826,323	203,324,291
NT High Income Fund G Class	3,783,088	38,020,036
		317,314,570
International Fixed Income Funds — 3.9%
Global Bond Fund G Class	6,672,874	68,663,874
Money Market Funds — 1.2%
U.S. Government Money Market Fund G Class	21,551,930	21,551,930
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,446,872,388)		1,759,286,063
OTHER ASSETS AND LIABILITIES†		19,245
TOTAL NET ASSETS — 100.0%		$1,759,305,308

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2050 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 58.9%
NT Core Equity Plus Fund G Class	3,024,016	$46,811,763
NT Disciplined Growth Fund G Class	2,952,277	34,689,256
NT Equity Growth Fund G Class	8,054,782	106,967,511
NT Growth Fund G Class	6,484,198	111,528,208
NT Heritage Fund G Class	4,971,378	68,654,737
NT Large Company Value Fund G Class	11,700,118	140,284,412
NT Mid Cap Value Fund G Class	5,195,802	72,377,515
NT Small Company Fund G Class	3,235,820	33,458,377
		614,771,779
International Equity Funds — 22.3%
NT Emerging Markets Fund G Class	4,355,592	57,929,375
NT Global Real Estate Fund G Class	2,844,251	27,503,908
NT International Growth Fund G Class	5,991,735	70,582,640
NT International Small-Mid Cap Fund G Class	1,773,719	21,355,580
NT International Value Fund G Class	5,332,403	54,870,424
		232,241,927
Domestic Fixed Income Funds — 15.3%
Inflation-Adjusted Bond Fund G Class	3,371,978	38,946,351
NT Diversified Bond Fund G Class	9,364,282	101,134,247
NT High Income Fund G Class	1,938,763	19,484,565
		159,565,163
International Fixed Income Funds — 3.5%
Global Bond Fund G Class	3,587,928	36,919,779
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $893,713,984)		1,043,498,648
OTHER ASSETS AND LIABILITIES†		14,326
TOTAL NET ASSETS — 100.0%		$1,043,512,974

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2055 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 60.3%
NT Core Equity Plus Fund G Class	1,498,060	$23,189,974
NT Disciplined Growth Fund G Class	1,508,196	17,721,300
NT Equity Growth Fund G Class	4,087,456	54,281,412
NT Growth Fund G Class	3,246,916	55,846,962
NT Heritage Fund G Class	2,489,211	34,376,000
NT Large Company Value Fund G Class	6,037,096	72,384,782
NT Mid Cap Value Fund G Class	2,507,016	34,922,728
NT Small Company Fund G Class	1,856,331	19,194,462
		311,917,620
International Equity Funds — 23.3%
NT Emerging Markets Fund G Class	2,439,190	32,441,232
NT Global Real Estate Fund G Class	1,552,882	15,016,373
NT International Growth Fund G Class	2,784,490	32,801,297
NT International Small-Mid Cap Fund G Class	1,019,887	12,279,442
NT International Value Fund G Class	2,743,105	28,226,546
		120,764,890
Domestic Fixed Income Funds — 13.2%
Inflation-Adjusted Bond Fund G Class	1,456,938	16,827,635
NT Diversified Bond Fund G Class	3,985,157	43,039,690
NT High Income Fund G Class	835,856	8,400,348
		68,267,673
International Fixed Income Funds — 3.2%
Global Bond Fund G Class	1,601,189	16,476,236
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $463,453,288)		517,426,419
OTHER ASSETS AND LIABILITIES†		11,370
TOTAL NET ASSETS — 100.0%		$517,437,789

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

JULY 31, 2017

One Choice 2060 Portfolio

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 61.4%
NT Core Equity Plus Fund G Class	109,518	$1,695,338
NT Disciplined Growth Fund G Class	111,977	1,315,732
NT Equity Growth Fund G Class	305,108	4,051,836
NT Growth Fund G Class	240,257	4,132,425
NT Heritage Fund G Class	184,055	2,541,800
NT Large Company Value Fund G Class	449,088	5,384,567
NT Mid Cap Value Fund G Class	182,603	2,543,655
NT Small Company Fund G Class	145,399	1,503,426
		23,168,779
International Equity Funds — 23.6%
NT Emerging Markets Fund G Class	186,088	2,474,973
NT Global Real Estate Fund G Class	117,158	1,132,922
NT International Growth Fund G Class	193,200	2,275,894
NT International Small-Mid Cap Fund G Class	78,346	943,286
NT International Value Fund G Class	202,968	2,088,541
		8,915,616
Domestic Fixed Income Funds — 12.0%
Inflation-Adjusted Bond Fund G Class	97,870	1,130,401
NT Diversified Bond Fund G Class	262,391	2,833,825
NT High Income Fund G Class	56,119	563,997
		4,528,223
International Fixed Income Funds — 3.0%
Global Bond Fund G Class	109,854	1,130,401
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $34,947,985)		37,743,019
OTHER ASSETS AND LIABILITIES†		454
TOTAL NET ASSETS — 100.0%		$37,743,473

NOTES TO SCHEDULE OF INVESTMENTS
†	Category is less than 0.05% of total net assets.
(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

Statements of Assets and Liabilities

JULY 31, 2017
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,558,953,331, $1,757,685,824 and $2,483,673,395, respectively)	$1,814,847,615	$2,004,364,180	$2,943,734,169
Cash	362,609	351,571	526,233
Receivable for investments sold	4,045,564	7,072,295	10,430,911
Receivable for capital shares sold	1,571,723	1,157,065	1,927,983
Distributions receivable from affiliates	991,753	1,074,031	1,496,045
	1,821,819,264	2,014,019,142	2,958,115,341

Liabilities
Payable for investments purchased	996,901	1,079,620	1,503,858
Payable for capital shares redeemed	5,532,644	8,180,538	12,283,513
Accrued administrative fees	219,351	204,566	324,758
Accrued management fees	34,236	36,617	56,206
Distribution and service fees payable	148,029	151,934	208,210
	6,931,161	9,653,275	14,376,545

Net Assets	$1,814,888,103	$2,004,365,867	$2,943,738,796

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,578,561,274	$1,749,953,147	$2,483,736,670
Undistributed net investment income	—	10,104,296	13,714,736
Accumulated net realized loss	(19,567,455)	(2,369,932)	(13,773,384)
Net unrealized appreciation	255,894,284	246,678,356	460,060,774
	$1,814,888,103	$2,004,365,867	$2,943,738,796

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice In Retirement Portfolio
Investor Class, $0.01 Par Value	$848,179,778	64,421,216	$13.17
I Class, $0.01 Par Value	$481,065,539	36,525,651	$13.17
A Class, $0.01 Par Value	$295,489,433	22,435,524	$13.17*
C Class, $0.01 Par Value	$8,430,945	642,140	$13.13
R Class, $0.01 Par Value	$181,722,408	13,817,058	$13.15
One Choice 2020 Portfolio
Investor Class, $0.01 Par Value	$721,276,870	58,057,604	$12.42
I Class, $0.01 Par Value	$758,430,515	61,001,760	$12.43
A Class, $0.01 Par Value	$349,172,234	28,158,674	$12.40*
C Class, $0.01 Par Value	$8,054,752	650,216	$12.39
R Class, $0.01 Par Value	$167,431,496	13,520,411	$12.38
One Choice 2025 Portfolio
Investor Class, $0.01 Par Value	$1,245,327,544	84,669,747	$14.71
I Class, $0.01 Par Value	$963,918,848	65,478,093	$14.72
A Class, $0.01 Par Value	$505,789,189	34,430,849	$14.69*
C Class, $0.01 Par Value	$7,110,980	484,885	$14.67
R Class, $0.01 Par Value	$221,592,235	15,109,559	$14.67

*	Maximum offering price $13.97, $13.16 and $15.59 (net asset value divided by 0.9425) for One Choice In Retirement Portfolio, One Choice 2020 Portfolio and One Choice 2025 Portfolio, respectively.
See Notes to Financial Statements.

JULY 31, 2017
	One Choice 2030 Portfolio	One Choice 2035 Portfolio	One Choice 2040 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,988,044,186, $2,051,348,224 and $1,454,351,083, respectively)	$2,281,256,338	$2,457,886,355	$1,694,050,564
Cash	404,138	455,302	299,464
Receivable for investments sold	6,650,862	7,372,197	6,758,308
Receivable for capital shares sold	3,705,389	1,736,692	1,620,048
Distributions receivable from affiliates	1,069,226	1,019,045	590,965
	2,293,085,953	2,468,469,591	1,703,319,349

Liabilities
Payable for investments purchased	1,074,810	1,024,359	594,049
Payable for capital shares redeemed	10,297,577	9,070,228	8,340,276
Accrued administrative fees	228,891	269,545	169,917
Accrued management fees	44,067	50,235	35,078
Distribution and service fees payable	181,148	191,974	133,906
	11,826,493	10,606,341	9,273,226

Net Assets	$2,281,259,460	$2,457,863,250	$1,694,046,123

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,978,194,100	$2,044,876,592	$1,446,047,515
Undistributed net investment income	10,736,496	10,683,596	7,282,947
Accumulated undistributed net realized gain (loss)	(883,288)	(4,235,069)	1,016,180
Net unrealized appreciation	293,212,152	406,538,131	239,699,481
	$2,281,259,460	$2,457,863,250	$1,694,046,123

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice 2030 Portfolio
Investor Class, $0.01 Par Value	$764,846,130	59,888,998	$12.77
I Class, $0.01 Par Value	$882,330,725	69,054,803	$12.78
A Class, $0.01 Par Value	$426,224,093	33,460,058	$12.74*
C Class, $0.01 Par Value	$6,203,581	487,329	$12.73
R Class, $0.01 Par Value	$201,654,931	15,844,867	$12.73
One Choice 2035 Portfolio
Investor Class, $0.01 Par Value	$975,822,065	61,365,307	$15.90
I Class, $0.01 Par Value	$815,035,679	51,166,118	$15.93
A Class, $0.01 Par Value	$444,916,925	28,014,167	$15.88*
C Class, $0.01 Par Value	$5,636,913	355,801	$15.84
R Class, $0.01 Par Value	$216,451,668	13,645,018	$15.86
One Choice 2040 Portfolio
Investor Class, $0.01 Par Value	$574,159,281	42,985,569	$13.36
I Class, $0.01 Par Value	$656,226,859	49,091,497	$13.37
A Class, $0.01 Par Value	$305,543,955	22,912,745	$13.34*
C Class, $0.01 Par Value	$3,923,992	295,047	$13.30
R Class, $0.01 Par Value	$154,192,036	11,581,641	$13.31

*	Maximum offering price $13.52, $16.85 and $14.15 (net asset value divided by 0.9425) for One Choice 2030 Portfolio, One Choice 2035 Portfolio and One Choice 2040 Portfolio, respectively.

See Notes to Financial Statements.

JULY 31, 2017
	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Assets
Investment securities in affiliates, at value (cost of $1,446,872,388, $893,713,984 and $463,453,288, respectively)	$1,759,286,063	$1,043,498,648	$517,426,419
Cash	312,273	181,264	86,187
Receivable for investments sold	5,944,052	5,709,139	673,822
Receivable for capital shares sold	1,680,405	1,301,973	1,206,466
Distributions receivable from affiliates	517,225	259,208	110,029
	1,767,740,018	1,050,950,232	519,502,923

Liabilities
Payable for investments purchased	519,930	260,566	110,606
Payable for capital shares redeemed	7,560,116	6,969,773	1,855,795
Accrued administrative fees	186,054	103,449	46,546
Accrued management fees	38,167	23,040	11,224
Distribution and service fees payable	130,443	80,430	40,963
	8,434,710	7,437,258	2,065,134

Net Assets	$1,759,305,308	$1,043,512,974	$517,437,789

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,443,314,232	$890,469,969	$461,067,924
Undistributed net investment income	6,509,201	4,318,208	1,491,611
Accumulated undistributed net realized gain (loss)	(2,931,800)	(1,059,867)	905,123
Net unrealized appreciation	312,413,675	149,784,664	53,973,131
	$1,759,305,308	$1,043,512,974	$517,437,789

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice 2045 Portfolio
Investor Class, $0.01 Par Value	$680,545,613	40,708,777	$16.72
I Class, $0.01 Par Value	$623,736,076	37,248,593	$16.75
A Class, $0.01 Par Value	$304,749,320	18,261,159	$16.69*
C Class, $0.01 Par Value	$3,311,670	198,762	$16.66
R Class, $0.01 Par Value	$146,962,629	8,812,592	$16.68
One Choice 2050 Portfolio
Investor Class, $0.01 Par Value	$352,863,075	26,048,096	$13.55
I Class, $0.01 Par Value	$411,318,708	30,307,513	$13.57
A Class, $0.01 Par Value	$186,777,276	13,808,641	$13.53*
C Class, $0.01 Par Value	$1,849,348	136,909	$13.51
R Class, $0.01 Par Value	$90,704,567	6,711,587	$13.51
One Choice 2055 Portfolio
Investor Class, $0.01 Par Value	$147,753,033	10,235,143	$14.44
I Class, $0.01 Par Value	$231,568,778	16,028,922	$14.45
A Class, $0.01 Par Value	$85,489,269	5,934,170	$14.41*
C Class, $0.01 Par Value	$794,386	55,336	$14.36
R Class, $0.01 Par Value	$51,832,323	3,599,639	$14.40

*	Maximum offering price $17.71, $14.36 and $15.29 (net asset value divided by 0.9425) for One Choice 2045 Portfolio, One Choice 2050 Portfolio and One Choice 2055 Portfolio, respectively.

See Notes to Financial Statements.

JULY 31, 2017
One Choice 2060 Portfolio
Assets
Investment securities in affiliates, at value (cost of $34,947,985)	$37,743,019
Cash	5,334
Receivable for capital shares sold	194,208
Distributions receivable from affiliates	7,099
37,949,660

Liabilities
Payable for investments purchased	89,793
Payable for capital shares redeemed	110,171
Accrued administrative fees	3,034
Accrued management fees	809
Distribution and service fees payable	2,380
206,187

Net Assets	$37,743,473

Net Assets Consist of:
Capital (par value and paid-in surplus)	$34,726,053
Undistributed net investment income	104,799
Undistributed net realized gain	117,587
Net unrealized appreciation	2,795,034
$37,743,473

Fund/Class	Net Assets	Shares Outstanding	Net Asset Value Per Share
One Choice 2060 Portfolio
Investor Class, $0.01 Par Value	$11,534,257	944,789	$12.21
I Class, $0.01 Par Value	$18,389,850	1,504,267	$12.23
A Class, $0.01 Par Value	$4,009,052	328,895	$12.19*
C Class, $0.01 Par Value	$67,591	5,570	$12.13
R Class, $0.01 Par Value	$3,742,723	307,458	$12.17

*	Maximum offering price $12.93 (net asset value divided by 0.9425) for One Choice 2060 Portfolio.

See Notes to Financial Statements.

Statements of Operations

YEAR ENDED JULY 31, 2017
	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$29,240,071	$31,198,720	$46,275,207

Expenses:
Administrative fees:
Investor Class	1,655,913	1,395,676	2,352,875
A Class	648,602	690,389	1,029,142
C Class	18,171	15,908	15,257
R Class	375,198	302,839	436,401
Distribution and service fees:
A Class	812,794	865,397	1,289,922
C Class	91,086	79,762	76,483
R Class	940,494	759,399	1,094,047
Management fees	35,496	38,687	59,163
Directors' fees and expenses	57,248	60,010	87,465
Other expenses	159	—	37
	4,635,161	4,208,067	6,440,792
Fees waived	(1,260)	(2,070)	(2,958)
	4,633,901	4,205,997	6,437,834

Net investment income (loss)	24,606,170	26,992,723	39,837,373

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	585,823	1,445,358	7,868,966
Capital gain distributions received from underlying funds	13,316,545	14,699,958	23,462,287
	13,902,368	16,145,316	31,331,253

Change in net unrealized appreciation (depreciation) on investments in underlying funds	78,228,505	92,157,502	148,248,417

Net realized and unrealized gain (loss) on affiliates	92,130,873	108,302,818	179,579,670

Net Increase (Decrease) in Net Assets Resulting from Operations	$116,737,043	$135,295,541	$219,417,043

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2017
	One Choice 2030 Portfolio	One Choice 2035 Portfolio	One Choice 2040 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$34,525,777	$37,956,707	$25,104,695

Expenses:
Administrative fees:
Investor Class	1,429,503	1,840,751	1,086,110
A Class	808,376	878,395	572,843
C Class	12,747	11,712	7,410
R Class	351,260	413,782	262,418
Distribution and service fees:
A Class	1,013,433	1,101,069	718,174
C Class	63,907	58,713	37,160
R Class	880,922	1,037,442	658,178
Management fees	46,817	52,484	36,656
Directors' fees and expenses	64,800	71,903	48,588
	4,671,765	5,466,251	3,427,537
Fees waived	(2,750)	(2,250)	(1,578)
	4,669,015	5,464,001	3,425,959

Net investment income (loss)	29,856,762	32,492,706	21,678,736

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	639,619	4,213,978	(1,931,939)
Capital gain distributions received from underlying funds	18,599,886	21,716,966	15,884,990
	19,239,505	25,930,944	13,953,051

Change in net unrealized appreciation (depreciation) on investments in underlying funds	136,474,651	165,402,541	130,499,692

Net realized and unrealized gain (loss) on affiliates	155,714,156	191,333,485	144,452,743

Net Increase (Decrease) in Net Assets Resulting from Operations	$185,570,918	$223,826,191	$166,131,479

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2017
	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$26,147,011	$14,494,348	$6,474,960

Expenses:
Administrative fees:
Investor Class	1,303,159	661,018	244,648
A Class	590,294	343,748	151,691
C Class	6,262	3,775	1,486
R Class	277,421	152,145	83,820
Distribution and service fees:
A Class	739,970	430,985	190,201
C Class	31,397	18,927	7,451
R Class	695,587	381,629	210,271
Management fees	39,789	24,190	11,932
Directors' fees and expenses	51,686	29,360	13,085
	3,735,565	2,045,777	914,585
Fees waived	(1,622)	(1,150)	(710)
	3,733,943	2,044,627	913,875

Net investment income (loss)	22,413,068	12,449,721	5,561,085

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	782,682	(3,447,620)	(1,459,920)
Capital gain distributions received from underlying funds	18,732,957	10,862,140	4,976,222
	19,515,639	7,414,520	3,516,302

Change in net unrealized appreciation (depreciation) on investments in underlying funds	147,438,407	95,265,969	46,368,497

Net realized and unrealized gain (loss) on affiliates	166,954,046	102,680,489	49,884,799

Net Increase (Decrease) in Net Assets Resulting from Operations	$189,367,114	$115,130,210	$55,445,884

See Notes to Financial Statements.

YEAR ENDED JULY 31, 2017
One Choice 2060 Portfolio
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$256,305

Expenses:
Administrative fees:
Investor Class	11,208
A Class	5,406
C Class	99
R Class	3,780
Distribution and service fees:
A Class	6,785
C Class	497
R Class	9,503
Management fees	860
Directors' fees and expenses	521
38,659
Fees waived	(52)
38,607

Net investment income (loss)	217,698

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(33,364)
Capital gain distributions received from underlying funds	168,992
135,628

Change in net unrealized appreciation (depreciation) on investments in underlying funds	2,427,348

Net realized and unrealized gain (loss) on affiliates	2,562,976

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,780,674

See Notes to Financial Statements.

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice In Retirement Portfolio		One Choice 2020 Portfolio
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$24,606,170	$31,362,665	$26,992,723	$30,369,168
Net realized gain (loss)	13,902,368	25,293,988	16,145,316	27,573,896
Change in net unrealized appreciation (depreciation)	78,228,505	(7,958,382)	92,157,502	(2,656,937)
Net increase (decrease) in net assets resulting from operations	116,737,043	48,698,271	135,295,541	55,286,127

Distributions to Shareholders
From net investment income:
Investor Class	(11,237,624)	(14,010,410)	(8,941,592)	(10,178,870)
I Class	(7,630,282)	(9,054,714)	(10,904,282)	(10,795,256)
A Class	(3,609,803)	(5,844,559)	(3,716,456)	(4,861,193)
C Class	(38,069)	(63,174)	(22,952)	(62,207)
R Class	(1,611,632)	(2,735,667)	(1,178,889)	(1,840,522)
From net realized gains:
Investor Class	(13,389,258)	(776,376)	(13,303,485)	(21,173,288)
I Class	(7,926,227)	(442,736)	(14,052,659)	(20,019,050)
A Class	(5,503,052)	(384,045)	(6,845,948)	(11,933,341)
C Class	(152,977)	(7,711)	(148,391)	(331,822)
R Class	(3,072,942)	(215,775)	(2,850,207)	(5,510,819)
Decrease in net assets from distributions	(54,171,866)	(33,535,167)	(61,964,861)	(86,706,368)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(167,668,667)	(83,694,957)	10,759,987	223,623,193

Net increase (decrease) in net assets	(105,103,490)	(68,531,853)	84,090,667	192,202,952

Net Assets
Beginning of period	1,919,991,593	1,988,523,446	1,920,275,200	1,728,072,248
End of period	$1,814,888,103	$1,919,991,593	$2,004,365,867	$1,920,275,200

Undistributed net investment income	—	—	$10,104,296	$9,290,125

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice 2025 Portfolio		One Choice 2030 Portfolio
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$39,837,373	$45,906,223	$29,856,762	$32,293,453
Net realized gain (loss)	31,331,253	50,036,282	19,239,505	32,300,880
Change in net unrealized appreciation (depreciation)	148,248,417	(22,192,028)	136,474,651	(13,373,514)
Net increase (decrease) in net assets resulting from operations	219,417,043	73,750,477	185,570,918	51,220,819

Distributions to Shareholders
From net investment income:
Investor Class	(14,549,186)	(17,840,512)	(8,241,134)	(10,282,680)
I Class	(12,925,259)	(13,300,403)	(10,829,002)	(11,447,909)
A Class	(5,284,473)	(7,799,325)	(3,836,628)	(5,475,848)
C Class	(20,089)	(50,260)	(12,160)	(39,504)
R Class	(1,655,843)	(2,671,460)	(1,169,843)	(2,059,631)
From net realized gains:
Investor Class	(22,644,776)	(47,092,035)	(13,670,592)	(24,531,253)
I Class	(17,367,338)	(31,338,825)	(15,377,439)	(24,435,654)
A Class	(10,258,095)	(24,223,830)	(8,067,012)	(15,314,491)
C Class	(150,507)	(331,737)	(127,837)	(228,955)
R Class	(4,265,814)	(10,071,326)	(3,354,201)	(6,959,318)
Decrease in net assets from distributions	(89,121,380)	(154,719,713)	(64,685,848)	(100,775,243)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,486,017	252,521,495	159,009,333	320,909,830

Net increase (decrease) in net assets	152,781,680	171,552,259	279,894,403	271,355,406

Net Assets
Beginning of period	2,790,957,116	2,619,404,857	2,001,365,057	1,730,009,651
End of period	$2,943,738,796	$2,790,957,116	$2,281,259,460	$2,001,365,057

Undistributed net investment income	$13,714,736	$10,353,112	$10,736,496	$6,436,104

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice 2035 Portfolio		One Choice 2040 Portfolio
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$32,492,706	$37,399,454	$21,678,736	$24,754,452
Net realized gain (loss)	25,930,944	47,579,995	13,953,051	30,435,627
Change in net unrealized appreciation (depreciation)	165,402,541	(40,823,351)	130,499,692	(24,007,762)
Net increase (decrease) in net assets resulting from operations	223,826,191	44,156,098	166,131,479	31,182,317

Distributions to Shareholders
From net investment income:
Investor Class	(10,754,173)	(14,386,902)	(5,872,161)	(8,264,396)
I Class	(10,315,023)	(10,847,140)	(8,051,117)	(8,863,591)
A Class	(4,205,203)	(6,587,825)	(2,648,603)	(3,931,115)
C Class	(11,886)	(48,285)	(5,611)	(23,433)
R Class	(1,431,873)	(2,475,900)	(821,118)	(1,530,046)
From net realized gains:
Investor Class	(19,894,350)	(42,981,654)	(11,900,433)	(21,633,054)
I Class	(16,364,947)	(29,032,052)	(13,916,262)	(20,793,544)
A Class	(9,819,923)	(23,026,842)	(6,835,327)	(12,027,043)
C Class	(129,854)	(344,079)	(81,368)	(145,548)
R Class	(4,532,649)	(10,426,436)	(2,920,128)	(5,635,265)
Decrease in net assets from distributions	(77,459,881)	(140,157,115)	(53,052,128)	(82,847,035)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	28,662,027	308,832,836	50,818,392	278,893,212

Net increase (decrease) in net assets	175,028,337	212,831,819	163,897,743	227,228,494

Net Assets
Beginning of period	2,282,834,913	2,070,003,094	1,530,148,380	1,302,919,886
End of period	$2,457,863,250	$2,282,834,913	$1,694,046,123	$1,530,148,380

Undistributed net investment income	$10,683,596	$6,593,601	$7,282,947	$4,016,732

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice 2045 Portfolio		One Choice 2050 Portfolio
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$22,413,068	$27,474,466	$12,449,721	$14,530,983
Net realized gain (loss)	19,515,639	42,180,869	7,414,520	20,938,567
Change in net unrealized appreciation (depreciation)	147,438,407	(40,488,221)	95,265,969	(15,999,909)
Net increase (decrease) in net assets resulting from operations	189,367,114	29,167,114	115,130,210	19,469,641

Distributions to Shareholders
From net investment income:
Investor Class	(7,160,174)	(10,641,695)	(3,201,895)	(4,697,793)
I Class	(7,716,872)	(8,700,408)	(4,499,168)	(5,341,095)
A Class	(2,730,589)	(4,393,927)	(1,403,983)	(2,368,166)
C Class	(5,287)	(21,431)	(1,332)	(15,105)
R Class	(908,830)	(1,617,492)	(403,456)	(776,216)
From net realized gains:
Investor Class	(16,598,233)	(34,032,164)	(8,013,033)	(12,796,697)
I Class	(15,276,330)	(24,964,934)	(9,483,595)	(13,026,044)
A Class	(8,046,650)	(16,397,656)	(4,590,700)	(7,560,061)
C Class	(84,244)	(160,219)	(53,628)	(99,268)
R Class	(3,678,408)	(7,245,975)	(1,902,528)	(2,990,608)
Decrease in net assets from distributions	(62,205,617)	(108,175,901)	(33,553,318)	(49,671,053)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(26,100,188)	251,942,193	33,171,224	205,526,202

Net increase (decrease) in net assets	101,061,309	172,933,406	114,748,116	175,324,790

Net Assets
Beginning of period	1,658,243,999	1,485,310,593	928,764,858	753,440,068
End of period	$1,759,305,308	$1,658,243,999	$1,043,512,974	$928,764,858

Undistributed net investment income	$6,509,201	$3,827,511	$4,318,208	$1,899,219

See Notes to Financial Statements.

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016 (EXCEPT AS NOTED)
	One Choice 2055 Portfolio		One Choice 2060 Portfolio
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016(1)
Operations
Net investment income (loss)	$5,561,085	$4,984,175	$217,698	$13,244
Net realized gain (loss)	3,516,302	7,792,773	135,628	(8,684)
Change in net unrealized appreciation (depreciation)	46,368,497	(1,770,845)	2,427,348	367,686
Net increase (decrease) in net assets resulting from operations	55,445,884	11,006,103	2,780,674	372,246

Distributions to Shareholders
From net investment income:
Investor Class	(1,251,158)	(1,182,971)	(39,077)	(2,158)
I Class	(2,371,515)	(2,042,853)	(65,728)	(302)
A Class	(632,411)	(787,206)	(11,476)	(289)
C Class	(773)	(3,972)	—	(222)
R Class	(240,270)	(325,435)	(6,504)	(501)
From net realized gains:
Investor Class	(2,334,990)	(2,340,355)	(2,966)	—
I Class	(3,750,396)	(3,600,749)	(4,114)	—
A Class	(1,523,161)	(1,837,241)	(1,186)	—
C Class	(14,405)	(20,185)	(39)	—
R Class	(815,861)	(926,522)	(1,052)	—
Decrease in net assets from distributions	(12,934,940)	(13,067,489)	(132,142)	(3,472)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	104,226,225	136,632,415	28,570,188	6,155,979

Net increase (decrease) in net assets	146,737,169	134,571,029	31,218,720	6,524,753

Net Assets
Beginning of period	370,700,620	236,129,591	6,524,753	—
End of period	$517,437,789	$370,700,620	$37,743,473	$6,524,753

Undistributed net investment income	$1,491,611	$693,084	$104,799	$9,886

(1)	September 30, 2015 (fund inception) through July 31, 2016.

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2017

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. One Choice In Retirement Portfolio, One Choice 2020 Portfolio, One Choice 2025 Portfolio, One Choice 2030 Portfolio, One Choice 2035 Portfolio, One Choice 2040 Portfolio, One Choice 2045 Portfolio, One Choice 2050 Portfolio, One Choice 2055 Portfolio and One Choice 2060 Portfolio (collectively, the funds) are ten funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The underlying funds do not invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. The investment objective of One Choice In Retirement Portfolio is to seek current income. Capital appreciation is a secondary objective. The investment objective of each of the nine target date One Choice Portfolios is to seek the highest total return consistent with its asset mix. When a fund reaches its most conservative planned target asset allocation, which is expected to occur on approximately November 30 of the year before the target date, its target allocation will become fixed and will match that of One Choice In Retirement Portfolio.

The funds offer the Investor Class, I Class (formerly Institutional Class), A Class, C Class, and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. All classes of One Choice 2060 Portfolio commenced sale on September 30, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice In Retirement Portfolio. Distributions from net investment income, if any, are generally declared and paid annually for the nine target date One Choice Portfolios. Distributions from net realized gains, if any, are generally declared and paid annually for all funds. Each fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — Prior to July 31, 2017, the corporation entered into an agreement with ACIM, under which ACIM provided the funds with shareholder services in exchange for an administrative fee. The administrative fee was computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the administrative fee for the Investor Class, A Class, C Class and R Class was 0.20%. There was no administrative fee for the I Class. Administrative fees incurred under the agreement during the period are detailed in the Statements of Operations.

Management Fees — Effective July 31, 2017, the corporation has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The agreement provides that all expenses of managing and operating the funds, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The management fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The difference in the management fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective July 31, 2017, the investment advisor agreed to waive a portion of each class of each fund’s management fee. The investment advisor expects these waivers to continue until July 30, 2018 and cannot terminate them prior to such date without the approval of the Board of Directors. Due to the amended and restated management agreement being effective for one day of the period, the effective annual management fee and the impact of the waiver to the ratio of operating expenses to average net assets was less than 0.01% for each class of each fund for the period ended July 31, 2017.

Effective July 31, 2017, the annual management fee and fee waiver for each class of each fund are as follows:

	Annual Management Fee		Fee Waiver
	Investor, A, C and R Class	I Class	Investor, A, C and R Class	I Class
One Choice In Retirement Portfolio	0.76%	0.58%	0.02%	0.04%
One Choice 2020 Portfolio	0.77%	0.59%	0.03%	0.05%
One Choice 2025 Portfolio	0.79%	0.61%	0.03%	0.05%
One Choice 2030 Portfolio	0.82%	0.63%	0.04%	0.05%
One Choice 2035 Portfolio	0.84%	0.65%	0.03%	0.04%
One Choice 2040 Portfolio	0.86%	0.67%	0.03%	0.04%
One Choice 2045 Portfolio	0.89%	0.70%	0.03%	0.04%
One Choice 2050 Portfolio	0.92%	0.72%	0.04%	0.04%
One Choice 2055 Portfolio	0.93%	0.73%	0.05%	0.05%
One Choice 2060 Portfolio	0.93%	0.73%	0.05%	0.05%

The total amount of the waiver for each class of each fund for the period ended July 31, 2017 is as follows:

	Investor Class	I Class	A Class	C Class	R Class
One Choice In Retirement Portfolio	$465	$528	$163	$4	$100
One Choice 2020 Portfolio	$594	$1,042	$289	$7	$138
One Choice 2025 Portfolio	$1,025	$1,325	$419	$6	$183
One Choice 2030 Portfolio	$837	$1,210	$474	$7	$222
One Choice 2035 Portfolio	$803	$894	$369	$5	$179
One Choice 2040 Portfolio	$472	$720	$255	$3	$128
One Choice 2045 Portfolio	$561	$684	$252	$3	$122
One Choice 2050 Portfolio	$387	$452	$208	$2	$101
One Choice 2055 Portfolio	$202	$317	$118	$1	$72
One Choice 2060 Portfolio	$16	$24	$6	$1	$5

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. These fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended July 31, 2017 are detailed in the Statements of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

4. Investment Transactions

Investment transactions for the period ended July 31, 2017 were as follows:

	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Purchases	$212,335,885	$338,923,687	$464,327,733	$438,145,973	$399,047,045
Sales	$396,294,975	$348,394,793	$467,669,028	$295,371,565	$393,612,666

	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
Purchases	$307,698,457	$271,818,838	$204,961,799	$149,967,941	$32,861,447
Sales	$272,365,649	$318,997,795	$182,047,087	$48,150,763	$4,037,165

5. Capital Share Transactions

The corporation is authorized to issue 6,000,000,000 shares. Transactions in shares of the funds were as follows:

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice In Retirement Portfolio
Investor Class
Sold	13,564,158	$173,216,333	18,223,970	$223,169,161
Issued in reinvestment of distributions	1,943,219	24,402,218	1,203,595	14,610,372
Redeemed	(16,900,025)	(215,722,484)	(18,807,692)	(230,116,802)
	(1,392,648)	(18,103,933)	619,873	7,662,731
I Class
Sold	12,015,775	153,032,870	18,611,853	225,716,577
Issued in reinvestment of distributions	1,205,186	15,147,552	762,651	9,257,074
Redeemed	(16,769,238)	(214,318,648)	(17,756,771)	(216,302,626)
	(3,548,277)	(46,138,226)	1,617,733	18,671,025
A Class
Sold	5,633,176	71,832,830	8,274,820	101,226,434
Issued in reinvestment of distributions	650,550	8,160,535	469,575	5,704,618
Redeemed	(12,208,007)	(155,883,388)	(14,300,444)	(175,243,222)
	(5,924,281)	(75,890,023)	(5,556,049)	(68,312,170)
C Class
Sold	84,576	1,076,282	321,792	3,896,434
Issued in reinvestment of distributions	15,270	190,151	5,766	70,021
Redeemed	(221,964)	(2,829,030)	(176,421)	(2,158,419)
	(122,118)	(1,562,597)	151,137	1,808,036
R Class
Sold	2,229,284	28,388,244	2,621,496	31,895,050
Issued in reinvestment of distributions	360,115	4,505,030	235,088	2,854,071
Redeemed	(4,615,392)	(58,867,162)	(6,429,566)	(78,273,700)
	(2,025,993)	(25,973,888)	(3,572,982)	(43,524,579)
Net increase (decrease)	(13,013,317)	$(167,668,667)	(6,740,288)	$(83,694,957)

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice 2020 Portfolio
Investor Class
Sold	16,515,580	$198,068,881	18,929,682	$220,119,493
Issued in reinvestment of distributions	1,906,699	22,193,963	2,748,453	31,277,389
Redeemed	(17,060,371)	(204,830,148)	(14,685,798)	(170,776,248)
	1,361,908	15,432,696	6,992,337	80,620,634
I Class
Sold	17,367,845	208,113,032	30,149,381	344,391,519
Issued in reinvestment of distributions	2,140,856	24,919,549	2,703,137	30,761,704
Redeemed	(19,664,667)	(236,427,986)	(18,769,620)	(216,823,220)
	(155,966)	(3,395,405)	14,082,898	158,330,003
A Class
Sold	8,732,168	104,665,851	9,632,648	112,111,367
Issued in reinvestment of distributions	857,173	9,977,492	1,396,180	15,888,527
Redeemed	(10,103,623)	(121,107,596)	(11,486,387)	(133,271,638)
	(514,282)	(6,464,253)	(457,559)	(5,271,744)
C Class
Sold	103,008	1,224,817	110,599	1,291,435
Issued in reinvestment of distributions	14,572	170,205	34,322	391,959
Redeemed	(134,176)	(1,615,099)	(422,149)	(4,885,148)
	(16,596)	(220,077)	(277,228)	(3,201,754)
R Class
Sold	4,688,919	56,443,845	3,614,885	41,833,704
Issued in reinvestment of distributions	336,238	3,913,813	628,108	7,147,870
Redeemed	(4,591,021)	(54,950,632)	(4,820,597)	(55,835,520)
	434,136	5,407,026	(577,604)	(6,853,946)
Net increase (decrease)	1,109,200	$10,759,987	19,762,844	$223,623,193

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice 2025 Portfolio
Investor Class
Sold	17,704,095	$250,248,492	20,068,069	$274,649,250
Issued in reinvestment of distributions	2,710,369	37,077,840	4,844,403	64,672,776
Redeemed	(17,252,079)	(243,650,283)	(16,913,186)	(231,383,477)
	3,162,385	43,676,049	7,999,286	107,938,549
I Class
Sold	20,470,948	289,054,875	28,880,963	388,868,992
Issued in reinvestment of distributions	2,155,056	29,481,171	3,257,820	43,491,901
Redeemed	(19,933,166)	(282,320,992)	(19,160,311)	(262,797,216)
	2,692,838	36,215,054	12,978,472	169,563,677
A Class
Sold	10,832,682	152,905,773	11,445,660	156,848,824
Issued in reinvestment of distributions	1,045,547	14,313,543	2,226,779	29,749,766
Redeemed	(15,074,761)	(213,082,425)	(14,966,488)	(204,352,514)
	(3,196,532)	(45,863,109)	(1,294,049)	(17,753,924)
C Class
Sold	81,853	1,151,473	102,936	1,399,596
Issued in reinvestment of distributions	12,434	170,596	28,529	381,997
Redeemed	(166,753)	(2,371,973)	(99,476)	(1,359,526)
	(72,466)	(1,049,904)	31,989	422,067
R Class
Sold	4,291,904	60,668,991	3,707,105	50,572,212
Issued in reinvestment of distributions	415,104	5,678,620	905,469	12,088,015
Redeemed	(5,438,717)	(76,839,684)	(5,176,224)	(70,309,101)
	(731,709)	(10,492,073)	(563,650)	(7,648,874)
Net increase (decrease)	1,854,516	$22,486,017	19,152,048	$252,521,495

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice 2030 Portfolio
Investor Class
Sold	17,029,116	$207,785,501	19,068,888	$223,972,654
Issued in reinvestment of distributions	1,853,227	21,886,611	3,024,618	34,783,102
Redeemed	(15,253,318)	(186,167,023)	(12,794,076)	(150,248,622)
	3,629,025	43,505,089	9,299,430	108,507,134
I Class
Sold	20,259,271	247,055,730	31,049,870	357,721,669
Issued in reinvestment of distributions	2,211,584	26,096,693	3,107,275	35,702,588
Redeemed	(16,495,032)	(201,926,396)	(16,702,053)	(193,626,560)
	5,975,823	71,226,027	17,455,092	199,797,697
A Class
Sold	11,813,797	143,599,312	10,114,288	118,744,551
Issued in reinvestment of distributions	938,099	11,060,183	1,684,661	19,356,754
Redeemed	(10,673,883)	(130,245,080)	(11,160,784)	(130,752,934)
	2,078,013	24,414,415	638,165	7,348,371
C Class
Sold	118,418	1,444,915	169,230	1,965,674
Issued in reinvestment of distributions	11,814	139,874	23,260	268,188
Redeemed	(199,517)	(2,437,185)	(84,777)	(1,000,789)
	(69,285)	(852,396)	107,713	1,233,073
R Class
Sold	6,200,658	75,974,857	4,561,651	53,142,145
Issued in reinvestment of distributions	368,645	4,349,993	761,312	8,747,474
Redeemed	(4,900,289)	(59,608,652)	(4,961,583)	(57,866,064)
	1,669,014	20,716,198	361,380	4,023,555
Net increase (decrease)	13,282,590	$159,009,333	27,861,780	$320,909,830

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice 2035 Portfolio
Investor Class
Sold	13,082,346	$198,364,610	15,299,565	$223,089,752
Issued in reinvestment of distributions	2,088,951	30,540,459	4,006,540	57,173,324
Redeemed	(14,257,680)	(215,498,114)	(11,888,016)	(173,150,871)
	913,617	13,406,955	7,418,089	107,112,205
I Class
Sold	16,182,688	244,994,808	22,244,429	318,125,110
Issued in reinvestment of distributions	1,762,878	25,790,899	2,692,733	38,425,294
Redeemed	(15,228,167)	(231,216,140)	(11,571,289)	(168,001,679)
	2,717,399	39,569,567	13,365,873	188,548,725
A Class
Sold	9,839,298	148,450,415	9,473,530	138,114,390
Issued in reinvestment of distributions	886,732	12,964,031	1,918,627	27,378,808
Redeemed	(12,028,510)	(181,986,104)	(11,204,929)	(162,933,532)
	(1,302,480)	(20,571,658)	187,228	2,559,666
C Class
Sold	65,891	991,274	97,600	1,432,241
Issued in reinvestment of distributions	9,675	141,740	27,457	392,364
Redeemed	(157,751)	(2,373,038)	(104,737)	(1,511,159)
	(82,185)	(1,240,024)	20,320	313,446
R Class
Sold	4,405,211	66,802,032	3,774,625	54,865,811
Issued in reinvestment of distributions	389,671	5,696,996	862,750	12,311,437
Redeemed	(4,952,219)	(75,001,841)	(3,927,490)	(56,878,454)
	(157,337)	(2,502,813)	709,885	10,298,794
Net increase (decrease)	2,089,014	$28,662,027	21,701,395	$308,832,836

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice 2040 Portfolio
Investor Class
Sold	13,095,725	$165,864,722	14,793,356	$178,794,079
Issued in reinvestment of distributions	1,456,464	17,768,859	2,513,846	29,889,633
Redeemed	(15,370,456)	(193,796,988)	(9,455,996)	(114,560,086)
	(818,267)	(10,163,407)	7,851,206	94,123,626
I Class
Sold	14,335,122	181,284,881	22,038,927	261,646,666
Issued in reinvestment of distributions	1,799,201	21,932,254	2,491,995	29,604,898
Redeemed	(13,922,171)	(177,149,192)	(10,940,604)	(130,862,409)
	2,212,152	26,067,943	13,590,318	160,389,155
A Class
Sold	8,418,999	106,068,050	7,736,029	93,694,315
Issued in reinvestment of distributions	718,466	8,765,287	1,242,923	14,765,927
Redeemed	(7,598,160)	(96,275,233)	(7,962,745)	(96,262,813)
	1,539,305	18,558,104	1,016,207	12,197,429
C Class
Sold	100,292	1,262,423	64,709	780,939
Issued in reinvestment of distributions	7,118	86,979	14,188	168,981
Redeemed	(96,357)	(1,224,509)	(36,329)	(442,952)
	11,053	124,893	42,568	506,968
R Class
Sold	4,592,144	58,498,226	3,442,433	41,473,487
Issued in reinvestment of distributions	291,783	3,559,745	579,653	6,886,282
Redeemed	(3,633,784)	(45,827,112)	(3,056,839)	(36,683,735)
	1,250,143	16,230,859	965,247	11,676,034
Net increase (decrease)	4,194,386	$50,818,392	23,465,546	$278,893,212

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice 2045 Portfolio
Investor Class
Sold	10,614,187	$167,509,860	12,490,833	$188,101,895
Issued in reinvestment of distributions	1,561,524	23,672,711	3,005,579	44,422,451
Redeemed	(14,378,941)	(225,576,057)	(9,287,115)	(139,685,506)
	(2,203,230)	(34,393,486)	6,209,297	92,838,840
I Class
Sold	12,024,084	189,750,360	16,167,791	239,772,938
Issued in reinvestment of distributions	1,468,426	22,276,028	2,199,823	32,535,386
Redeemed	(12,438,720)	(197,059,892)	(8,548,345)	(128,709,445)
	1,053,790	14,966,496	9,819,269	143,598,879
A Class
Sold	6,947,602	109,038,365	6,430,580	97,034,185
Issued in reinvestment of distributions	648,864	9,830,296	1,303,740	19,269,273
Redeemed	(7,971,174)	(125,490,709)	(7,624,265)	(115,240,850)
	(374,708)	(6,622,048)	110,055	1,062,608
C Class
Sold	56,773	895,755	70,908	1,083,469
Issued in reinvestment of distributions	5,825	88,546	12,113	179,515
Redeemed	(53,993)	(858,676)	(41,811)	(616,027)
	8,605	125,625	41,210	646,957
R Class
Sold	3,087,639	48,832,196	2,669,511	40,182,973
Issued in reinvestment of distributions	291,971	4,429,198	579,202	8,566,396
Redeemed	(3,380,652)	(53,438,169)	(2,333,538)	(34,954,460)
	(1,042)	(176,775)	915,175	13,794,909
Net increase (decrease)	(1,516,585)	$(26,100,188)	17,095,006	$251,942,193

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice 2050 Portfolio
Investor Class
Sold	9,305,793	$118,571,935	11,145,520	$134,024,936
Issued in reinvestment of distributions	917,701	11,214,306	1,472,470	17,492,943
Redeemed	(10,823,083)	(137,027,450)	(6,319,269)	(76,253,579)
	(599,589)	(7,241,209)	6,298,721	75,264,300
I Class
Sold	9,869,025	126,054,596	14,604,145	173,620,358
Issued in reinvestment of distributions	1,143,317	13,982,763	1,544,755	18,367,139
Redeemed	(9,898,962)	(126,664,343)	(6,465,132)	(77,252,570)
	1,113,380	13,373,016	9,683,768	114,734,927
A Class
Sold	5,834,934	74,096,488	5,392,486	65,104,219
Issued in reinvestment of distributions	450,253	5,502,087	787,057	9,350,238
Redeemed	(5,076,466)	(64,678,024)	(5,875,050)	(70,639,101)
	1,208,721	14,920,551	304,493	3,815,356
C Class
Sold	27,134	344,619	47,689	576,791
Issued in reinvestment of distributions	4,483	54,960	9,595	114,373
Redeemed	(50,445)	(639,744)	(68,558)	(814,747)
	(18,828)	(240,165)	(11,274)	(123,583)
R Class
Sold	3,205,080	41,105,609	2,327,271	27,889,032
Issued in reinvestment of distributions	177,915	2,175,898	305,066	3,627,231
Redeemed	(2,427,325)	(30,922,476)	(1,644,466)	(19,681,061)
	955,670	12,359,031	987,871	11,835,202
Net increase (decrease)	2,659,354	$33,171,224	17,263,579	$205,526,202

	Year ended July 31, 2017		Year ended July 31, 2016
	Shares	Amount	Shares	Amount
One Choice 2055 Portfolio
Investor Class
Sold	5,164,550	$69,975,975	4,737,598	$59,648,772
Issued in reinvestment of distributions	276,069	3,586,132	280,961	3,523,248
Redeemed	(3,280,367)	(44,167,353)	(1,765,253)	(22,307,271)
	2,160,252	29,394,754	3,253,306	40,864,749
I Class
Sold	7,258,690	98,350,920	8,222,831	103,048,967
Issued in reinvestment of distributions	469,620	6,100,360	450,048	5,643,602
Redeemed	(3,998,841)	(54,046,974)	(3,120,072)	(39,568,331)
	3,729,469	50,404,306	5,552,807	69,124,238
A Class
Sold	3,323,563	44,759,960	2,772,073	34,987,273
Issued in reinvestment of distributions	156,783	2,036,617	198,329	2,485,057
Redeemed	(2,560,024)	(34,717,598)	(1,745,688)	(21,994,763)
	920,322	12,078,979	1,224,714	15,477,567
C Class
Sold	18,433	248,931	16,528	209,866
Issued in reinvestment of distributions	1,168	15,178	1,927	24,158
Redeemed	(12,818)	(179,260)	(10,751)	(129,845)
	6,783	84,849	7,704	104,179
R Class
Sold	1,810,169	24,559,998	1,376,195	17,348,754
Issued in reinvestment of distributions	78,801	1,024,408	96,579	1,211,095
Redeemed	(982,869)	(13,321,069)	(596,267)	(7,498,167)
	906,101	12,263,337	876,507	11,061,682
Net increase (decrease)	7,722,927	$104,226,225	10,915,038	$136,632,415

	Year ended July 31, 2017		Year ended July 31, 2016(1)
	Shares	Amount	Shares	Amount
One Choice 2060 Portfolio
Investor Class
Sold	960,955	$11,006,702	135,558	$1,395,896
Issued in reinvestment of distributions	3,830	42,041	209	2,158
Redeemed	(139,846)	(1,624,306)	(15,917)	(160,609)
	824,939	9,424,437	119,850	1,237,445
I Class
Sold	1,587,100	18,309,454	243,418	2,467,141
Issued in reinvestment of distributions	6,361	69,842	29	302
Redeemed	(313,278)	(3,651,476)	(19,363)	(195,488)
	1,280,183	14,727,820	224,084	2,271,955
A Class
Sold	413,855	4,713,420	213,322	2,210,037
Issued in reinvestment of distributions	1,141	12,533	28	289
Redeemed	(283,260)	(3,213,574)	(16,191)	(163,363)
	131,736	1,512,379	197,159	2,046,963
C Class
Sold	3,007	33,156	2,554	25,569
Issued in reinvestment of distributions	4	39	21	222
Redeemed	(14)	(158)	(2)	(24)
	2,997	33,037	2,573	25,767
R Class
Sold	273,320	3,119,674	61,517	632,564
Issued in reinvestment of distributions	687	7,551	48	501
Redeemed	(22,287)	(254,710)	(5,827)	(59,216)
	251,720	2,872,515	55,738	573,849
Net increase (decrease)	2,491,575	$28,570,188	599,404	$6,155,979

(1)	September 30, 2015 (fund inception) through July 31, 2016.

6. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended July 31, 2017 follows:

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice In Retirement Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$58,221	$945	$11,663	$5	$308	$54,519
NT Disciplined Growth Fund	29,532	275	6,604	430	195	27,265
NT Equity Growth Fund	192,466	7,917	41,048	1,232	2,746	181,279
NT Growth Fund	87,117	4,293	19,347	1,952	1,893	81,442
NT Heritage Fund	43,894	2,521	7,947	431	1,423	40,885
NT Large Company Value Fund	182,392	20,615	40,242	794	11,154	172,795
NT Mid Cap Value Fund	87,086	5,660	16,990	874	3,975	81,479
NT Small Company Fund	39,041	2,877	11,133	(89)	226	36,127
Inflation-Adjusted Bond Fund	28,821	787	1,404	3	753	27,270
NT Diversified Bond Fund	413,765	44,818	56,765	(685)	9,553	392,078
NT High Income Fund	—	70,840	2,183	(1)	655	69,002
Short Duration Inflation Protection Bond Fund	115,146	5,235	9,719	(55)	1,335	110,637
High-Yield Fund	73,233	3,833	80,459	(1,500)	3,022	—
Global Bond Fund	132,677	8,350	12,239	188	2,072	127,139
International Bond Fund(3)	95,749	13,491	18,357	(1,708)	—	91,268
U.S. Government Money Market Fund	189,203	8,639	17,521	—	364	180,321
NT Global Real Estate Fund	20,157	2,289	2,999	(128)	793	18,281
NT International Growth Fund	88,085	7,177	26,530	(210)	761	81,914
NT International Value Fund	43,407	1,774	12,559	(947)	1,329	41,147
	$1,919,992	$212,336	$395,709	$586	$42,557	$1,814,848

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2020 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$58,137	$3,027	$8,562	$(59)	$338	$60,114
NT Disciplined Growth Fund	34,438	845	6,519	459	239	33,813
NT Equity Growth Fund	189,159	17,612	35,386	239	2,835	195,282
NT Growth Fund	99,830	8,768	22,016	1,861	2,211	98,230
NT Heritage Fund	55,403	5,683	9,973	431	1,783	54,463
NT Large Company Value Fund	183,414	31,144	34,768	519	11,717	190,737
NT Mid Cap Value Fund	96,103	10,728	16,488	810	4,610	97,258
NT Small Company Fund	35,997	3,830	8,077	(266)	215	37,129
Inflation-Adjusted Bond Fund	46,944	2,758	4,216	(99)	1,224	44,073
NT Diversified Bond Fund	399,032	74,641	40,784	(724)	9,815	423,493
NT High Income Fund	—	76,280	1,549	(2)	706	75,109
Short Duration Inflation Protection Bond Fund	93,321	17,545	4,565	(18)	1,212	106,248
High-Yield Fund	70,784	5,660	79,318	(951)	3,109	—
Global Bond Fund	123,688	17,792	6,206	(96)	2,046	134,104
International Bond Fund(3)	89,189	19,292	12,052	(1,044)	—	96,672
NT Emerging Markets Fund	17,727	544	7,719	1,387	114	12,744
NT Global Real Estate Fund	23,787	3,116	2,777	(86)	948	22,701
NT International Growth Fund	90,995	8,611	22,367	(149)	816	91,774
NT International Small-Mid Cap Fund	4,670	21	1,796	167	6	3,243
NT International Value Fund	51,894	2,851	13,304	(934)	1,615	51,789
U.S. Government Money Market Fund	155,720	28,176	8,508	—	340	175,388
	$1,920,232	$338,924	$346,950	$1,445	$45,899	$2,004,364

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2025 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$84,722	$2,870	$10,050	$(156)	$490	$88,486
NT Disciplined Growth Fund	61,202	1,795	11,340	654	424	60,722
NT Equity Growth Fund	264,822	19,470	38,428	321	4,032	279,636
NT Growth Fund	164,854	9,839	29,997	3,627	3,612	163,222
NT Heritage Fund	109,253	8,981	17,334	722	3,477	107,509
NT Large Company Value Fund	271,855	42,084	41,488	1,794	17,446	287,686
NT Mid Cap Value Fund	161,163	13,978	21,871	1,258	7,704	164,814
NT Small Company Fund	49,232	4,775	11,489	1,451	280	47,576
Inflation-Adjusted Bond Fund	102,279	7,879	5,204	(126)	2,778	101,700
NT Diversified Bond Fund	554,773	108,722	55,967	(875)	13,723	594,470
NT High Income Fund	—	105,483	904	(3)	983	105,105
Short Duration Inflation Protection Bond Fund	90,957	20,340	2,857	(19)	1,228	108,356
High-Yield Fund	98,165	8,855	111,471	(1,783)	4,280	—
NT Emerging Markets Fund	54,345	3,204	16,312	2,267	388	52,111
NT Global Real Estate Fund	42,574	5,349	4,772	(124)	1,674	40,613
NT International Growth Fund	138,472	16,030	29,996	1,487	1,278	145,891
NT International Small-Mid Cap Fund	15,164	407	3,202	353	23	14,106
NT International Value Fund	92,760	5,887	22,720	(1,665)	2,881	94,603
Global Bond Fund	162,897	22,797	6,495	(101)	2,684	177,683
International Bond Fund(3)	114,808	22,975	12,165	(1,213)	—	125,914
U.S. Government Money Market Fund	156,661	32,608	5,738	—	352	183,531
	$2,790,958	$464,328	$459,800	$7,869	$69,737	$2,943,734

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2030 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$60,159	$5,670	$5,469	$(120)	$378	$68,579
NT Disciplined Growth Fund	50,870	2,601	6,085	325	375	55,707
NT Equity Growth Fund	187,511	21,134	22,032	(333)	2,947	212,158
NT Growth Fund	142,100	14,242	23,060	1,562	3,186	151,938
NT Heritage Fund	87,659	12,699	9,297	(100)	3,048	97,945
NT Large Company Value Fund	203,431	44,371	31,094	97	13,373	229,808
NT Mid Cap Value Fund	119,998	20,166	13,457	646	5,933	136,002
NT Small Company Fund	46,209	6,081	11,078	213	273	47,551
Inflation-Adjusted Bond Fund	92,057	16,372	2,771	(258)	2,686	102,779
NT Diversified Bond Fund	360,365	99,227	27,952	(618)	9,311	423,298
NT High Income Fund	—	77,136	1,095	(4)	707	76,436
Short Duration Inflation Protection Bond Fund	35,877	13,134	376	(4)	526	48,591
High-Yield Fund	64,554	8,743	76,077	(967)	2,939	—
NT Emerging Markets Fund	53,699	6,383	14,981	1,411	417	58,074
NT Global Real Estate Fund	35,049	6,578	2,162	(43)	1,448	37,415
NT International Growth Fund	111,879	13,717	21,689	24	1,030	122,891
NT International Small-Mid Cap Fund	16,644	1,003	1,964	243	28	18,019
NT International Value Fund	79,590	6,580	14,667	(937)	2,523	87,759
Global Bond Fund	104,513	23,496	3,497	(84)	1,781	123,640
International Bond Fund(3)	51,173	20,829	3,640	(413)	—	68,940
U.S. Government Money Market Fund	98,031	17,984	2,289	—	217	113,726
	$2,001,368	$438,146	$294,732	$640	$53,126	$2,281,256

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2035 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$73,715	$3,535	$6,929	$(192)	$440	$80,107
NT Disciplined Growth Fund	66,413	2,304	9,857	569	474	69,167
NT Equity Growth Fund	211,928	15,186	27,068	(123)	3,236	227,449
NT Growth Fund	198,701	15,932	38,027	3,214	4,387	200,506
NT Heritage Fund	107,486	10,065	13,653	235	3,538	111,243
NT Large Company Value Fund	238,497	44,566	38,434	866	15,413	258,774
NT Mid Cap Value Fund	136,986	17,411	18,079	755	6,598	146,531
NT Small Company Fund	69,962	7,939	18,614	631	413	68,354
Inflation-Adjusted Bond Fund	119,265	19,194	7,775	(698)	3,381	127,401
NT Diversified Bond Fund	357,791	86,954	37,312	(603)	8,984	399,168
NT High Income Fund	—	74,590	620	(2)	691	74,346
Short Duration Inflation Protection Bond Fund	11,227	8,006	130	(1)	198	19,083
High-Yield Fund	65,878	8,605	77,780	(1,454)	2,950	—
NT Emerging Markets Fund	72,315	7,972	22,207	2,121	544	74,522
NT Global Real Estate Fund	45,864	7,384	4,206	(112)	1,853	46,291
NT International Growth Fund	145,593	14,154	30,204	534	1,305	152,677
NT International Small-Mid Cap Fund	26,114	1,723	3,964	451	43	27,365
NT International Value Fund	105,404	8,016	24,881	(1,904)	3,253	109,945
Global Bond Fund	105,128	18,310	4,568	(63)	1,736	117,928
International Bond Fund(3)	12,493	12,050	126	(10)	—	24,768
U.S. Government Money Market Fund	112,075	15,151	4,965	—	237	122,261
	$2,282,835	$399,047	$389,399	$4,214	$59,674	$2,457,886

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2040 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$51,832	$3,776	$7,197	$(389)	$303	$55,309
NT Disciplined Growth Fund	47,322	2,998	5,883	157	344	52,230
NT Equity Growth Fund	149,793	15,495	20,053	(714)	2,298	165,397
NT Growth Fund	146,975	16,063	23,736	1,179	3,241	158,941
NT Heritage Fund	83,682	12,996	11,424	(209)	2,819	91,759
NT Large Company Value Fund	176,700	39,450	31,987	(192)	11,296	195,632
NT Mid Cap Value Fund	96,403	16,758	14,350	756	4,603	105,928
NT Small Company Fund	48,915	9,091	12,558	(424)	290	52,895
Inflation-Adjusted Bond Fund	76,874	17,598	5,213	(552)	2,267	87,164
NT Diversified Bond Fund	205,014	58,346	26,512	(531)	5,168	232,263
NT High Income Fund	—	43,819	1,000	(3)	401	43,041
High-Yield Fund	37,342	4,729	43,982	(882)	1,684	—
NT Emerging Markets Fund	62,465	8,127	22,396	1,606	452	62,111
NT Global Real Estate Fund	34,393	6,205	2,257	(76)	1,383	36,309
NT International Growth Fund	102,509	14,591	22,188	(681)	923	112,864
NT International Small-Mid Cap Fund	22,110	1,806	2,792	276	36	24,285
NT International Value Fund	75,108	8,317	16,064	(1,197)	2,323	82,926
Global Bond Fund	63,935	11,886	2,996	(56)	1,041	72,281
U.S. Government Money Market Fund	48,778	15,647	1,710	—	118	62,715
	$1,530,150	$307,698	$274,298	$(1,932)	$40,990	$1,694,050

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2045 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$64,091	$2,582	$8,663	$(302)	$364	$66,194
NT Disciplined Growth Fund	53,422	1,935	7,443	288	378	56,294
NT Equity Growth Fund	170,387	11,818	23,817	(682)	2,563	180,496
NT Growth Fund	172,529	14,719	29,693	1,776	3,762	179,373
NT Heritage Fund	106,258	12,244	15,872	53	3,527	110,087
NT Large Company Value Fund	211,583	40,712	43,385	(182)	13,162	222,127
NT Mid Cap Value Fund	115,404	15,592	18,658	998	5,442	120,536
NT Small Company Fund	50,288	7,734	12,775	59	299	52,233
NT Emerging Markets Fund	82,030	10,376	28,532	2,336	608	82,153
NT Global Real Estate Fund	41,310	6,118	2,842	(102)	1,649	42,058
NT International Growth Fund	113,147	14,238	25,738	(253)	1,000	120,327
NT International Small-Mid Cap Fund	29,286	1,530	4,106	412	47	30,632
NT International Value Fund	84,522	7,439	20,017	(1,656)	2,586	89,246
Inflation-Adjusted Bond Fund	69,382	13,096	4,583	(439)	1,990	75,970
NT Diversified Bond Fund	185,542	49,003	27,015	(462)	4,597	203,324
NT High Income Fund	—	38,317	490	(2)	354	38,020
High-Yield Fund	34,110	4,548	40,601	(1,013)	1,512	—
Global Bond Fund	63,283	9,774	3,823	(46)	1,002	68,664
U.S. Government Money Market Fund	11,670	10,044	162	—	38	21,552
	$1,658,244	$271,819	$318,215	$783	$44,880	$1,759,286

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2050 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$41,473	$5,420	$5,905	$(422)	$257	$46,812
NT Disciplined Growth Fund	30,867	2,678	3,987	22	225	34,689
NT Equity Growth Fund	94,867	13,031	13,984	(798)	1,463	106,968
NT Growth Fund	100,314	13,659	16,528	271	2,215	111,528
NT Heritage Fund	60,893	12,382	9,638	(443)	2,030	68,655
NT Large Company Value Fund	124,998	31,451	24,825	(791)	7,852	140,284
NT Mid Cap Value Fund	63,884	14,423	10,645	477	3,032	72,378
NT Small Company Fund	30,221	6,587	7,903	(226)	179	33,458
NT Emerging Markets Fund	54,220	9,811	19,240	1,142	414	57,929
NT Global Real Estate Fund	25,431	6,270	2,802	(116)	1,016	27,504
NT International Growth Fund	62,441	11,176	14,459	(828)	549	70,583
NT International Small-Mid Cap Fund	19,675	1,534	2,634	192	31	21,356
NT International Value Fund	49,327	6,469	11,274	(964)	1,496	54,870
Inflation-Adjusted Bond Fund	33,651	9,096	2,932	(287)	986	38,946
NT Diversified Bond Fund	87,663	31,144	15,794	(268)	2,185	101,134
NT High Income Fund	—	19,766	382	(2)	180	19,485
High-Yield Fund	16,724	2,371	19,924	(379)	737	—
Global Bond Fund	32,117	7,694	2,639	(28)	509	36,920
	$928,766	$204,962	$185,495	$(3,448)	$25,356	$1,043,499

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2055 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$16,601	$4,949	$900	$(80)	$125	$23,190
NT Disciplined Growth Fund	12,866	2,919	547	—	109	17,721
NT Equity Growth Fund	39,282	11,475	2,433	(170)	685	54,281
NT Growth Fund	40,624	11,311	2,942	(34)	1,000	55,847
NT Heritage Fund	24,996	9,065	2,109	(163)	939	34,376
NT Large Company Value Fund	51,958	22,504	6,057	(374)	3,684	72,385
NT Mid Cap Value Fund	25,311	10,002	2,563	76	1,346	34,923
NT Small Company Fund	13,880	5,927	2,967	(148)	89	19,194
NT Emerging Markets Fund	23,569	8,241	6,675	223	205	32,441
NT Global Real Estate Fund	10,991	5,354	842	(69)	507	15,016
NT International Growth Fund	23,127	8,704	4,151	(286)	235	32,801
NT International Small-Mid Cap Fund	9,138	2,621	1,133	9	16	12,279
NT International Value Fund	20,438	6,873	3,950	(325)	695	28,227
Inflation-Adjusted Bond Fund	11,464	6,360	580	(23)	403	16,828
NT Diversified Bond Fund	29,284	17,349	2,999	(87)	848	43,040
NT High Income Fund	—	8,499	142	(1)	77	8,400
High-Yield Fund	5,676	2,175	8,016	7	282	—
Global Bond Fund	11,496	5,640	605	(15)	206	16,477
	$370,701	$149,968	$49,611	$(1,460)	$11,451	$517,426

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2060 Portfolio (Amounts in thousands)
NT Core Equity Plus Fund	$293	$1,443	$144	$2	$8	$1,695
NT Disciplined Growth Fund	228	1,070	100	—	6	1,316
NT Equity Growth Fund	700	3,416	334	3	31	4,052
NT Growth Fund	717	3,391	344	—	32	4,132
NT Heritage Fund	440	2,173	210	(1)	29	2,542
NT Large Company Value Fund	926	4,927	623	(7)	140	5,385
NT Mid Cap Value Fund	440	2,285	266	(2)	49	2,544
NT Small Company Fund	260	1,295	134	2	2	1,503
NT Emerging Markets Fund	421	1,885	269	(7)	7	2,475
NT Global Real Estate Fund	197	1,014	112	(8)	16	1,133
NT International Growth Fund	396	1,814	217	(6)	7	2,276
NT International Small-Mid Cap Fund	165	761	90	(4)	1	943
NT International Value Fund	364	1,681	194	2	22	2,089
Inflation-Adjusted Bond Fund	196	1,055	108	(3)	20	1,130
NT Diversified Bond Fund	489	2,645	310	(11)	34	2,834
NT High Income Fund	—	578	18	—	5	564
High-Yield Fund	98	393	487	9	10	—
Global Bond Fund	195	1,035	110	(2)	6	1,130
	$6,525	$32,861	$4,070	$(33)	$425	$37,743

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets.

8. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds’ portfolio holdings.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 (except as noted) were as follows:

	2017		2016
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
One Choice In Retirement Portfolio	$24,127,410	$30,044,456	$32,690,921	$844,246
One Choice 2020 Portfolio	$24,764,171	$37,200,690	$28,212,440	$58,493,928
One Choice 2025 Portfolio	$34,553,222	$54,568,158	$45,426,349	$109,293,364
One Choice 2030 Portfolio	$24,088,767	$40,597,081	$30,355,962	$70,419,281
One Choice 2035 Portfolio	$26,718,158	$50,741,723	$38,208,577	$101,948,538
One Choice 2040 Portfolio	$17,398,610	$35,653,518	$22,936,534	$59,910,501
One Choice 2045 Portfolio	$18,521,752	$43,683,865	$26,391,029	$81,784,872
One Choice 2050 Portfolio	$9,580,949	$23,972,369	$13,278,184	$36,392,869
One Choice 2055 Portfolio	$4,514,359	$8,420,581	$4,352,585	$8,714,904
One Choice 2060 Portfolio	$130,010	$2,132	$ 3,472(1)	—(1)
(1) September 30, 2015 (fund inception) through July 31, 2016.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
Federal tax cost of investments	$1,591,967,116	$1,776,920,011	$2,528,468,492	$2,009,489,914	$2,082,708,382
Gross tax appreciation of investments	$223,361,250	$227,573,787	$415,730,703	$273,852,181	$377,953,999
Gross tax depreciation of investments	(480,751)	(129,618)	(465,026)	(2,085,757)	(2,776,026)
Net tax appreciation (depreciation) of investments	$222,880,499	$227,444,169	$415,265,677	$271,766,424	$375,177,973
Undistributed ordinary income	$173,012	$10,766,700	$14,979,972	$11,005,465	$11,193,782
Accumulated long-term gains	$13,273,318	$16,201,851	$29,756,477	$20,293,471	$26,614,903

	One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
Federal tax cost of investments	$1,469,814,514	$1,471,529,681	$904,923,269	$467,567,580	$35,025,363
Gross tax appreciation of investments	$226,360,061	$289,644,025	$139,359,277	$50,057,284	$2,728,236
Gross tax depreciation of investments	(2,124,011)	(1,887,643)	(783,898)	(198,445)	(10,580)
Net tax appreciation(depreciation) of investments	$224,236,050	$287,756,382	$138,575,379	$49,858,839	$2,717,656
Undistributed ordinary income	$7,282,947	$6,671,436	$4,318,208	$1,598,415	$136,695
Accumulated long-term gains	$16,479,611	$21,563,258	$10,149,418	$4,912,611	$163,069

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice In Retirement Portfolio
Investor Class
2017	$12.73	0.18	0.64	0.82	(0.17)	(0.21)	(0.38)	$13.17	6.64%	0.20%	1.38%	12%	$848,180
2016	$12.62	0.21	0.12	0.33	(0.21)	(0.01)	(0.22)	$12.73	2.76%	0.20%	1.73%	14%	$837,622
2015	$13.02	0.20	0.27	0.47	(0.29)	(0.58)	(0.87)	$12.62	3.66%	0.20%	1.59%	17%	$822,618
2014	$12.41	0.27	0.73	1.00	(0.27)	(0.12)	(0.39)	$13.02	8.19%	0.20%	2.09%	16%	$255,133
2013	$11.61	0.22	0.94	1.16	(0.23)	(0.13)	(0.36)	$12.41	10.11%	0.20%	1.83%	11%	$205,529
I Class(4)
2017	$12.73	0.20	0.65	0.85	(0.20)	(0.21)	(0.41)	$13.17	6.85%	0.00%(5)	1.58%	12%	$481,066
2016	$12.62	0.23	0.13	0.36	(0.24)	(0.01)	(0.25)	$12.73	2.97%	0.00%(5)	1.93%	14%	$510,188
2015	$13.03	0.22	0.27	0.49	(0.32)	(0.58)	(0.90)	$12.62	3.79%	0.00%(5)	1.79%	17%	$485,416
2014	$12.42	0.29	0.73	1.02	(0.29)	(0.12)	(0.41)	$13.03	8.40%	0.00%(5)	2.29%	16%	$130,406
2013	$11.61	0.25	0.94	1.19	(0.25)	(0.13)	(0.38)	$12.42	10.42%	0.00%(5)	2.03%	11%	$104,270
A Class
2017	$12.73	0.15	0.64	0.79	(0.14)	(0.21)	(0.35)	$13.17	6.37%	0.45%	1.13%	12%	$295,489
2016	$12.62	0.18	0.12	0.30	(0.18)	(0.01)	(0.19)	$12.73	2.50%	0.45%	1.48%	14%	$361,052
2015	$13.02	0.17	0.27	0.44	(0.26)	(0.58)	(0.84)	$12.62	3.39%	0.45%	1.34%	17%	$428,050
2014	$12.41	0.24	0.73	0.97	(0.24)	(0.12)	(0.36)	$13.02	7.92%	0.45%	1.84%	16%	$139,911
2013	$11.60	0.19	0.95	1.14	(0.20)	(0.13)	(0.33)	$12.41	9.94%	0.45%	1.58%	11%	$119,504

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$12.70	0.05	0.64	0.69	(0.05)	(0.21)	(0.26)	$13.13	5.56%	1.20%	0.38%	12%	$8,431
2016	$12.59	0.08	0.14	0.22	(0.10)	(0.01)	(0.11)	$12.70	1.78%	1.20%	0.73%	14%	$9,705
2015	$13.00	0.07	0.27	0.34	(0.17)	(0.58)	(0.75)	$12.59	2.59%	1.20%	0.59%	17%	$7,721
2014	$12.41	0.14	0.73	0.87	(0.16)	(0.12)	(0.28)	$13.00	7.13%	1.20%	1.09%	16%	$2,574
2013	$11.61	0.10	0.94	1.04	(0.11)	(0.13)	(0.24)	$12.41	9.04%	1.20%	0.83%	11%	$1,369
R Class
2017	$12.71	0.11	0.65	0.76	(0.11)	(0.21)	(0.32)	$13.15	6.11%	0.70%	0.88%	12%	$181,722
2016	$12.60	0.15	0.12	0.27	(0.15)	(0.01)	(0.16)	$12.71	2.25%	0.70%	1.23%	14%	$201,425
2015	$13.00	0.16	0.25	0.41	(0.23)	(0.58)	(0.81)	$12.60	3.13%	0.70%	1.09%	17%	$244,718
2014	$12.40	0.20	0.72	0.92	(0.20)	(0.12)	(0.32)	$13.00	7.57%	0.70%	1.59%	16%	$100,946
2013	$11.59	0.16	0.95	1.11	(0.17)	(0.13)	(0.30)	$12.40	9.67%	0.70%	1.33%	11%	$60,104

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2020 Portfolio
Investor Class
2017	$11.98	0.17	0.66	0.83	(0.16)	(0.23)	(0.39)	$12.42	7.13%	0.20%	1.40%	17%	$721,277
2016	$12.30	0.20	0.09	0.29	(0.20)	(0.41)	(0.61)	$11.98	2.60%	0.20%	1.75%	12%	$679,473
2015	$12.26	0.26	0.24	0.50	(0.27)	(0.19)	(0.46)	$12.30	4.14%	0.20%	2.08%	19%	$611,536
2014	$11.56	0.26	0.77	1.03	(0.24)	(0.09)	(0.33)	$12.26	8.99%	0.20%	2.16%	10%	$549,087
2013	$10.64	0.20	1.02	1.22	(0.20)	(0.10)	(0.30)	$11.56	11.67%	0.20%	1.79%	6%	$384,010
I Class(4)
2017	$11.99	0.19	0.66	0.85	(0.18)	(0.23)	(0.41)	$12.43	7.34%	0.00%(5)	1.60%	17%	$758,431
2016	$12.31	0.22	0.09	0.31	(0.22)	(0.41)	(0.63)	$11.99	2.80%	0.00%(5)	1.95%	12%	$733,520
2015	$12.27	0.26	0.27	0.53	(0.30)	(0.19)	(0.49)	$12.31	4.35%	0.00%(5)	2.28%	19%	$579,653
2014	$11.57	0.28	0.77	1.05	(0.26)	(0.09)	(0.35)	$12.27	9.20%	0.00%(5)	2.36%	10%	$310,325
2013	$10.65	0.22	1.02	1.24	(0.22)	(0.10)	(0.32)	$11.57	11.89%	0.00%(5)	1.99%	6%	$211,576
A Class
2017	$11.96	0.14	0.66	0.80	(0.13)	(0.23)	(0.36)	$12.40	6.87%	0.45%	1.15%	17%	$349,172
2016	$12.28	0.18	0.08	0.26	(0.17)	(0.41)	(0.58)	$11.96	2.33%	0.45%	1.50%	12%	$342,985
2015	$12.23	0.23	0.25	0.48	(0.24)	(0.19)	(0.43)	$12.28	3.97%	0.45%	1.83%	19%	$357,730
2014	$11.54	0.23	0.76	0.99	(0.21)	(0.09)	(0.30)	$12.23	8.64%	0.45%	1.91%	10%	$334,141
2013	$10.62	0.17	1.02	1.19	(0.17)	(0.10)	(0.27)	$11.54	11.41%	0.45%	1.54%	6%	$270,040

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$11.95	0.05	0.66	0.71	(0.04)	(0.23)	(0.27)	$12.39	6.06%	1.20%	0.40%	17%	$8,055
2016	$12.26	0.09	0.09	0.18	(0.08)	(0.41)	(0.49)	$11.95	1.63%	1.20%	0.75%	12%	$7,968
2015	$12.22	0.14	0.23	0.37	(0.14)	(0.19)	(0.33)	$12.26	3.09%	1.20%	1.08%	19%	$11,578
2014	$11.52	0.14	0.77	0.91	(0.12)	(0.09)	(0.21)	$12.22	7.91%	1.20%	1.16%	10%	$10,743
2013	$10.61	0.08	1.02	1.10	(0.09)	(0.10)	(0.19)	$11.52	10.48%	1.20%	0.79%	6%	$6,117
R Class
2017	$11.95	0.11	0.65	0.76	(0.10)	(0.23)	(0.33)	$12.38	6.52%	0.70%	0.90%	17%	$167,431
2016	$12.26	0.15	0.09	0.24	(0.14)	(0.41)	(0.55)	$11.95	2.16%	0.70%	1.25%	12%	$156,330
2015	$12.22	0.20	0.24	0.44	(0.21)	(0.19)	(0.40)	$12.26	3.62%	0.70%	1.58%	19%	$167,576
2014	$11.53	0.20	0.76	0.96	(0.18)	(0.09)	(0.27)	$12.22	8.37%	0.70%	1.66%	10%	$140,753
2013	$10.61	0.14	1.03	1.17	(0.15)	(0.10)	(0.25)	$11.53	11.14%	0.70%	1.29%	6%	$102,250

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2025 Portfolio
Investor Class
2017	$14.08	0.20	0.89	1.09	(0.18)	(0.28)	(0.46)	$14.71	7.95%	0.20%	1.43%	16%	$1,245,328
2016	$14.62	0.25	0.08	0.33	(0.24)	(0.63)	(0.87)	$14.08	2.55%	0.20%	1.81%	11%	$1,147,291
2015	$14.57	0.31	0.36	0.67	(0.33)	(0.29)	(0.62)	$14.62	4.62%	0.20%	2.10%	20%	$1,075,028
2014	$13.71	0.32	0.98	1.30	(0.30)	(0.14)	(0.44)	$14.57	9.61%	0.20%	2.23%	7%	$992,507
2013	$12.46	0.23	1.35	1.58	(0.24)	(0.09)	(0.33)	$13.71	12.88%	0.20%	1.79%	3%	$807,998
I Class(4)
2017	$14.09	0.23	0.89	1.12	(0.21)	(0.28)	(0.49)	$14.72	8.16%	0.00%(5)	1.63%	16%	$963,919
2016	$14.64	0.27	0.08	0.35	(0.27)	(0.63)	(0.90)	$14.09	2.69%	0.00%(5)	2.01%	11%	$884,534
2015	$14.58	0.32	0.39	0.71	(0.36)	(0.29)	(0.65)	$14.64	4.90%	0.00%(5)	2.30%	20%	$729,071
2014	$13.72	0.34	0.99	1.33	(0.33)	(0.14)	(0.47)	$14.58	9.83%	0.00%(5)	2.43%	7%	$424,420
2013	$12.47	0.26	1.35	1.61	(0.27)	(0.09)	(0.36)	$13.72	13.10%	0.00%(5)	1.99%	3%	$298,052
A Class
2017	$14.06	0.17	0.88	1.05	(0.14)	(0.28)	(0.42)	$14.69	7.69%	0.45%	1.18%	16%	$505,789
2016	$14.60	0.22	0.07	0.29	(0.20)	(0.63)	(0.83)	$14.06	2.28%	0.45%	1.56%	11%	$528,973
2015	$14.55	0.28	0.35	0.63	(0.29)	(0.29)	(0.58)	$14.60	4.36%	0.45%	1.85%	20%	$568,434
2014	$13.69	0.29	0.98	1.27	(0.27)	(0.14)	(0.41)	$14.55	9.35%	0.45%	1.98%	7%	$528,142
2013	$12.44	0.20	1.35	1.55	(0.21)	(0.09)	(0.30)	$13.69	12.61%	0.45%	1.54%	3%	$460,301

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$14.03	0.06	0.90	0.96	(0.04)	(0.28)	(0.32)	$14.67	6.96%	1.20%	0.43%	16%	$7,111
2016	$14.58	0.11	0.07	0.18	(0.10)	(0.63)	(0.73)	$14.03	1.42%	1.20%	0.81%	11%	$7,822
2015	$14.52	0.17	0.35	0.52	(0.17)	(0.29)	(0.46)	$14.58	3.64%	1.20%	1.10%	20%	$7,658
2014	$13.67	0.18	0.97	1.15	(0.16)	(0.14)	(0.30)	$14.52	8.46%	1.20%	1.23%	7%	$7,147
2013	$12.41	0.10	1.36	1.46	(0.11)	(0.09)	(0.20)	$13.67	11.86%	1.20%	0.79%	3%	$6,179
R Class
2017	$14.04	0.13	0.89	1.02	(0.11)	(0.28)	(0.39)	$14.67	7.43%	0.70%	0.93%	16%	$221,592
2016	$14.58	0.18	0.08	0.26	(0.17)	(0.63)	(0.80)	$14.04	2.03%	0.70%	1.31%	11%	$222,337
2015	$14.52	0.24	0.36	0.60	(0.25)	(0.29)	(0.54)	$14.58	4.17%	0.70%	1.60%	20%	$239,213
2014	$13.67	0.25	0.97	1.22	(0.23)	(0.14)	(0.37)	$14.52	9.01%	0.70%	1.73%	7%	$210,067
2013	$12.42	0.17	1.35	1.52	(0.18)	(0.09)	(0.27)	$13.67	12.34%	0.70%	1.29%	3%	$172,227

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2030 Portfolio
Investor Class
2017	$12.10	0.17	0.88	1.05	(0.14)	(0.24)	(0.38)	$12.77	8.97%	0.20%	1.43%	14%	$764,846
2016	$12.58	0.22	0.01	0.23	(0.21)	(0.50)	(0.71)	$12.10	2.08%	0.20%	1.83%	10%	$680,943
2015	$12.44	0.26	0.41	0.67	(0.27)	(0.26)	(0.53)	$12.58	5.43%	0.20%	2.04%	20%	$590,896
2014	$11.62	0.27	0.89	1.16	(0.25)	(0.09)	(0.34)	$12.44	10.15%	0.20%	2.27%	6%	$512,356
2013	$10.41	0.18	1.30	1.48	(0.18)	(0.09)	(0.27)	$11.62	14.53%	0.21%	1.66%	5%	$333,309
I Class(4)
2017	$12.11	0.20	0.88	1.08	(0.17)	(0.24)	(0.41)	$12.78	9.19%	0.00%(5)	1.63%	14%	$882,331
2016	$12.59	0.23	0.02	0.25	(0.23)	(0.50)	(0.73)	$12.11	2.29%	0.00%(5)	2.03%	10%	$763,858
2015	$12.44	0.27	0.44	0.71	(0.30)	(0.26)	(0.56)	$12.59	5.73%	0.00%(5)	2.24%	20%	$574,390
2014	$11.62	0.30	0.89	1.19	(0.28)	(0.09)	(0.37)	$12.44	10.37%	0.00%(5)	2.47%	6%	$320,834
2013	$10.42	0.21	1.28	1.49	(0.20)	(0.09)	(0.29)	$11.62	14.76%	0.00%(5)	1.86%	5%	$202,598
A Class
2017	$12.07	0.15	0.87	1.02	(0.11)	(0.24)	(0.35)	$12.74	8.72%	0.45%	1.18%	14%	$426,224
2016	$12.55	0.19	0.01	0.20	(0.18)	(0.50)	(0.68)	$12.07	1.82%	0.45%	1.58%	10%	$378,866
2015	$12.41	0.23	0.41	0.64	(0.24)	(0.26)	(0.50)	$12.55	5.18%	0.45%	1.79%	20%	$385,874
2014	$11.59	0.24	0.89	1.13	(0.22)	(0.09)	(0.31)	$12.41	9.89%	0.45%	2.02%	6%	$355,604
2013	$10.38	0.16	1.30	1.46	(0.16)	(0.09)	(0.25)	$11.59	14.28%	0.46%	1.41%	5%	$264,393

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$12.06	0.05	0.88	0.93	(0.02)	(0.24)	(0.26)	$12.73	7.90%	1.20%	0.43%	14%	$6,204
2016	$12.54	0.10	0.01	0.11	(0.09)	(0.50)	(0.59)	$12.06	1.03%	1.20%	0.83%	10%	$6,714
2015	$12.39	0.13	0.42	0.55	(0.14)	(0.26)	(0.40)	$12.54	4.46%	1.20%	1.04%	20%	$5,628
2014	$11.57	0.16	0.88	1.04	(0.13)	(0.09)	(0.22)	$12.39	9.07%	1.20%	1.27%	6%	$4,449
2013	$10.37	0.07	1.29	1.36	(0.07)	(0.09)	(0.16)	$11.57	13.32%	1.21%	0.66%	5%	$3,417
R Class
2017	$12.06	0.11	0.88	0.99	(0.08)	(0.24)	(0.32)	$12.73	8.45%	0.70%	0.93%	14%	$201,655
2016	$12.54	0.16	0.01	0.17	(0.15)	(0.50)	(0.65)	$12.06	1.56%	0.70%	1.33%	10%	$170,983
2015	$12.39	0.20	0.42	0.62	(0.21)	(0.26)	(0.47)	$12.54	4.99%	0.70%	1.54%	20%	$173,221
2014	$11.58	0.22	0.87	1.09	(0.19)	(0.09)	(0.28)	$12.39	9.53%	0.70%	1.77%	6%	$134,751
2013	$10.37	0.13	1.30	1.43	(0.13)	(0.09)	(0.22)	$11.58	14.00%	0.71%	1.16%	5%	$103,886

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(5)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2035 Portfolio
Investor Class
2017	$14.97	0.21	1.24	1.45	(0.18)	(0.34)	(0.52)	$15.90	9.98%	0.20%	1.42%	17%	$975,822
2016	$15.83	0.27	(0.07)(4)	0.20	(0.27)	(0.79)	(1.06)	$14.97	1.57%	0.20%	1.86%	8%	$905,126
2015	$15.60	0.33	0.62	0.95	(0.34)	(0.38)	(0.72)	$15.83	6.25%	0.20%	2.03%	23%	$839,655
2014	$14.52	0.35	1.22	1.57	(0.34)	(0.15)	(0.49)	$15.60	10.91%	0.20%	2.32%	5%	$755,938
2013	$12.81	0.22	1.82	2.04	(0.22)	(0.11)	(0.33)	$14.52	16.24%	0.20%	1.62%	3%	$573,216
I Class(5)
2017	$15.00	0.25	1.23	1.48	(0.21)	(0.34)	(0.55)	$15.93	10.18%	0.00%(6)	1.62%	17%	$815,036
2016	$15.86	0.29	(0.06)(4)	0.23	(0.30)	(0.79)	(1.09)	$15.00	1.79%	0.00%(6)	2.06%	8%	$726,622
2015	$15.62	0.33	0.67	1.00	(0.38)	(0.38)	(0.76)	$15.86	6.52%	0.00%(6)	2.23%	23%	$556,384
2014	$14.55	0.38	1.21	1.59	(0.37)	(0.15)	(0.52)	$15.62	11.04%	0.00%(6)	2.52%	5%	$323,043
2013	$12.83	0.25	1.83	2.08	(0.25)	(0.11)	(0.36)	$14.55	16.54%	0.00%(6)	1.82%	3%	$235,505
A Class
2017	$14.95	0.18	1.23	1.41	(0.14)	(0.34)	(0.48)	$15.88	9.71%	0.45%	1.17%	17%	$444,917
2016	$15.81	0.24	(0.08)(4)	0.16	(0.23)	(0.79)	(1.02)	$14.95	1.31%	0.45%	1.61%	8%	$438,398
2015	$15.58	0.29	0.62	0.91	(0.30)	(0.38)	(0.68)	$15.81	5.98%	0.45%	1.78%	23%	$460,605
2014	$14.51	0.32	1.20	1.52	(0.30)	(0.15)	(0.45)	$15.58	10.57%	0.45%	2.07%	5%	$425,198
2013	$12.79	0.19	1.83	2.02	(0.19)	(0.11)	(0.30)	$14.51	16.05%	0.45%	1.37%	3%	$356,751

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$14.92	0.06	1.23	1.29	(0.03)	(0.34)	(0.37)	$15.84	8.83%	1.20%	0.42%	17%	$5,637
2016	$15.77	0.13	(0.08)(4)	0.05	(0.11)	(0.79)	(0.90)	$14.92	0.59%	1.20%	0.86%	8%	$6,533
2015	$15.53	0.16	0.64	0.80	(0.18)	(0.38)	(0.56)	$15.77	5.25%	1.20%	1.03%	23%	$6,587
2014	$14.46	0.19	1.21	1.40	(0.18)	(0.15)	(0.33)	$15.53	9.76%	1.20%	1.32%	5%	$4,586
2013	$12.76	0.08	1.82	1.90	(0.09)	(0.11)	(0.20)	$14.46	15.05%	1.20%	0.62%	3%	$3,572
R Class
2017	$14.94	0.14	1.23	1.37	(0.11)	(0.34)	(0.45)	$15.86	9.37%	0.70%	0.92%	17%	$216,452
2016	$15.79	0.20	(0.07)(4)	0.13	(0.19)	(0.79)	(0.98)	$14.94	1.11%	0.70%	1.36%	8%	$206,155
2015	$15.56	0.25	0.62	0.87	(0.26)	(0.38)	(0.64)	$15.79	5.71%	0.70%	1.53%	23%	$206,773
2014	$14.49	0.27	1.21	1.48	(0.26)	(0.15)	(0.41)	$15.56	10.30%	0.70%	1.82%	5%	$182,137
2013	$12.78	0.16	1.82	1.98	(0.16)	(0.11)	(0.27)	$14.49	15.69%	0.70%	1.12%	3%	$141,978

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2040 Portfolio
Investor Class
2017	$12.48	0.17	1.16	1.33	(0.15)	(0.30)	(0.45)	$13.36	10.95%	0.20%	1.39%	17%	$574,159
2016	$13.14	0.23	(0.09)(4)	0.14	(0.22)	(0.58)	(0.80)	$12.48	1.34%	0.20%	1.86%	8%	$546,509
2015	$12.86	0.28	0.59	0.87	(0.29)	(0.30)	(0.59)	$13.14	6.84%	0.20%	2.06%	20%	$472,335
2014	$11.87	0.30	1.07	1.37	(0.28)	(0.10)	(0.38)	$12.86	11.63%	0.20%	2.38%	4%	$392,199
2013	$10.31	0.18	1.62	1.80	(0.16)	(0.08)	(0.24)	$11.87	17.83%	0.20%	1.58%	5%	$234,285
I Class(5)
2017	$12.49	0.20	1.15	1.35	(0.17)	(0.30)	(0.47)	$13.37	11.17%	0.00%(6)	1.59%	17%	$656,227
2016	$13.15	0.24	(0.07)(4)	0.17	(0.25)	(0.58)	(0.83)	$12.49	1.55%	0.00%(6)	2.06%	8%	$585,381
2015	$12.87	0.28	0.61	0.89	(0.31)	(0.30)	(0.61)	$13.15	7.05%	0.00%(6)	2.26%	20%	$437,728
2014	$11.88	0.32	1.07	1.39	(0.30)	(0.10)	(0.40)	$12.87	11.84%	0.00%(6)	2.58%	4%	$243,924
2013	$10.32	0.20	1.62	1.82	(0.18)	(0.08)	(0.26)	$11.88	18.05%	0.00%(6)	1.78%	5%	$156,913
A Class
2017	$12.46	0.15	1.15	1.30	(0.12)	(0.30)	(0.42)	$13.34	10.68%	0.45%	1.14%	17%	$305,544
2016	$13.12	0.20	(0.09)(4)	0.11	(0.19)	(0.58)	(0.77)	$12.46	1.08%	0.45%	1.61%	8%	$266,244
2015	$12.84	0.24	0.59	0.83	(0.25)	(0.30)	(0.55)	$13.12	6.57%	0.45%	1.81%	20%	$267,038
2014	$11.85	0.26	1.07	1.33	(0.24)	(0.10)	(0.34)	$12.84	11.36%	0.45%	2.13%	4%	$230,764
2013	$10.30	0.15	1.62	1.77	(0.14)	(0.08)	(0.22)	$11.85	17.45%	0.45%	1.33%	5%	$176,014

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$12.42	0.05	1.15	1.20	(0.02)	(0.30)	(0.32)	$13.30	9.87%	1.20%	0.39%	17%	$3,924
2016	$13.08	0.10	(0.09)(4)	0.01	(0.09)	(0.58)	(0.67)	$12.42	0.29%	1.20%	0.86%	8%	$3,529
2015	$12.80	0.15	0.58	0.73	(0.15)	(0.30)	(0.45)	$13.08	5.77%	1.20%	1.06%	20%	$3,158
2014	$11.82	0.17	1.06	1.23	(0.15)	(0.10)	(0.25)	$12.80	10.46%	1.20%	1.38%	4%	$2,939
2013	$10.26	0.07	1.62	1.69	(0.05)	(0.08)	(0.13)	$11.82	16.71%	1.20%	0.58%	5%	$2,049
R Class
2017	$12.44	0.11	1.14	1.25	(0.08)	(0.30)	(0.38)	$13.31	10.33%	0.70%	0.89%	17%	$154,192
2016	$13.10	0.17	(0.09)(4)	0.08	(0.16)	(0.58)	(0.74)	$12.44	0.82%	0.70%	1.36%	8%	$128,486
2015	$12.82	0.21	0.59	0.80	(0.22)	(0.30)	(0.52)	$13.10	6.31%	0.70%	1.56%	20%	$122,661
2014	$11.83	0.23	1.07	1.30	(0.21)	(0.10)	(0.31)	$12.82	11.10%	0.70%	1.88%	4%	$94,677
2013	$10.28	0.12	1.62	1.74	(0.11)	(0.08)	(0.19)	$11.83	17.18%	0.70%	1.08%	5%	$64,687

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2045 Portfolio
Investor Class
2017	$15.53	0.21	1.59	1.80	(0.18)	(0.43)	(0.61)	$16.72	12.00%	0.20%	1.36%	16%	$680,546
2016	$16.57	0.29	(0.15)(4)	0.14	(0.28)	(0.90)	(1.18)	$15.53	1.19%	0.20%	1.88%	7%	$666,583
2015	$16.22	0.35	0.80	1.15	(0.37)	(0.43)	(0.80)	$16.57	7.22%	0.20%	2.10%	23%	$608,154
2014	$14.92	0.37	1.44	1.81	(0.36)	(0.15)	(0.51)	$16.22	12.34%	0.20%	2.38%	4%	$523,828
2013	$12.84	0.22	2.17	2.39	(0.21)	(0.10)	(0.31)	$14.92	18.94%	0.20%	1.58%	3%	$355,470
I Class(5)
2017	$15.56	0.25	1.59	1.84	(0.22)	(0.43)	(0.65)	$16.75	12.21%	0.00%(6)	1.56%	16%	$623,736
2016	$16.60	0.31	(0.14)(4)	0.17	(0.31)	(0.90)	(1.21)	$15.56	1.40%	0.00%(6)	2.08%	7%	$563,161
2015	$16.24	0.36	0.84	1.20	(0.41)	(0.43)	(0.84)	$16.60	7.50%	0.00%(6)	2.30%	23%	$437,726
2014	$14.94	0.40	1.44	1.84	(0.39)	(0.15)	(0.54)	$16.24	12.55%	0.00%(6)	2.58%	4%	$281,772
2013	$12.86	0.25	2.17	2.42	(0.24)	(0.10)	(0.34)	$14.94	19.15%	0.00%(6)	1.78%	3%	$196,557
A Class
2017	$15.51	0.18	1.57	1.75	(0.14)	(0.43)	(0.57)	$16.69	11.67%	0.45%	1.11%	16%	$304,749
2016	$16.54	0.25	(0.14)(4)	0.11	(0.24)	(0.90)	(1.14)	$15.51	0.98%	0.45%	1.63%	7%	$288,989
2015	$16.19	0.31	0.80	1.11	(0.33)	(0.43)	(0.76)	$16.54	6.96%	0.45%	1.85%	23%	$306,435
2014	$14.89	0.34	1.43	1.77	(0.32)	(0.15)	(0.47)	$16.19	12.08%	0.45%	2.13%	4%	$283,598
2013	$12.82	0.18	2.17	2.35	(0.18)	(0.10)	(0.28)	$14.89	18.59%	0.45%	1.33%	3%	$231,054

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$15.48	0.06	1.58	1.64	(0.03)	(0.43)	(0.46)	$16.66	10.84%	1.20%	0.36%	16%	$3,312
2016	$16.51	0.14	(0.15)(4)	(0.01)	(0.12)	(0.90)	(1.02)	$15.48	0.19%	1.20%	0.88%	7%	$2,944
2015	$16.15	0.16	0.83	0.99	(0.20)	(0.43)	(0.63)	$16.51	6.21%	1.20%	1.10%	23%	$2,459
2014	$14.86	0.20	1.44	1.64	(0.20)	(0.15)	(0.35)	$16.15	11.18%	1.20%	1.38%	4%	$1,993
2013	$12.79	0.10	2.15	2.25	(0.08)	(0.10)	(0.18)	$14.86	17.72%	1.20%	0.58%	3%	$1,220
R Class
2017	$15.49	0.14	1.59	1.73	(0.11)	(0.43)	(0.54)	$16.68	11.46%	0.70%	0.86%	16%	$146,963
2016	$16.53	0.21	(0.15)(4)	0.06	(0.20)	(0.90)	(1.10)	$15.49	0.66%	0.70%	1.38%	7%	$136,567
2015	$16.17	0.27	0.81	1.08	(0.29)	(0.43)	(0.72)	$16.53	6.75%	0.70%	1.60%	23%	$130,537
2014	$14.88	0.30	1.42	1.72	(0.28)	(0.15)	(0.43)	$16.17	11.73%	0.70%	1.88%	4%	$117,392
2013	$12.81	0.15	2.17	2.32	(0.15)	(0.10)	(0.25)	$14.88	18.30%	0.70%	1.08%	3%	$91,776

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2050 Portfolio
Investor Class
2017	$12.49	0.16	1.38	1.54	(0.14)	(0.34)	(0.48)	$13.55	12.69%	0.20%	1.32%	19%	$352,863
2016	$13.20	0.22	(0.12)(4)	0.10	(0.22)	(0.59)	(0.81)	$12.49	1.09%	0.20%	1.85%	7%	$332,786
2015	$12.85	0.28	0.66	0.94	(0.29)	(0.30)	(0.59)	$13.20	7.37%	0.20%	2.06%	21%	$268,548
2014	$11.77	0.29	1.17	1.46	(0.28)	(0.10)	(0.38)	$12.85	12.59%	0.20%	2.35%	4%	$214,823
2013	$10.07	0.16	1.77	1.93	(0.15)	(0.08)	(0.23)	$11.77	19.51%	0.20%	1.51%	4%	$115,834
I Class(5)
2017	$12.51	0.20	1.36	1.56	(0.16)	(0.34)	(0.50)	$13.57	12.89%	0.00%(6)	1.52%	19%	$411,319
2016	$13.22	0.24	(0.12)(4)	0.12	(0.24)	(0.59)	(0.83)	$12.51	1.30%	0.00%(6)	2.05%	7%	$365,225
2015	$12.87	0.28	0.68	0.96	(0.31)	(0.30)	(0.61)	$13.22	7.58%	0.00%(6)	2.26%	21%	$257,921
2014	$11.79	0.32	1.17	1.49	(0.31)	(0.10)	(0.41)	$12.87	12.79%	0.00%(6)	2.55%	4%	$135,635
2013	$10.09	0.19	1.76	1.95	(0.17)	(0.08)	(0.25)	$11.79	19.72%	0.00%(6)	1.71%	4%	$95,469
A Class
2017	$12.47	0.14	1.36	1.50	(0.10)	(0.34)	(0.44)	$13.53	12.42%	0.45%	1.07%	19%	$186,777
2016	$13.18	0.20	(0.13)(4)	0.07	(0.19)	(0.59)	(0.78)	$12.47	0.83%	0.45%	1.60%	7%	$157,110
2015	$12.83	0.24	0.66	0.90	(0.25)	(0.30)	(0.55)	$13.18	7.11%	0.45%	1.81%	21%	$162,011
2014	$11.75	0.26	1.17	1.43	(0.25)	(0.10)	(0.35)	$12.83	12.32%	0.45%	2.10%	4%	$131,709
2013	$10.06	0.14	1.76	1.90	(0.13)	(0.08)	(0.21)	$11.75	19.13%	0.45%	1.26%	4%	$91,012

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$12.45	0.05	1.36	1.41	(0.01)	(0.34)	(0.35)	$13.51	11.58%	1.20%	0.32%	19%	$1,849
2016	$13.15	0.11	(0.13)(4)	(0.02)	(0.09)	(0.59)	(0.68)	$12.45	0.11%	1.20%	0.85%	7%	$1,939
2015	$12.80	0.15	0.65	0.80	(0.15)	(0.30)	(0.45)	$13.15	6.30%	1.20%	1.06%	21%	$2,197
2014	$11.73	0.19	1.14	1.33	(0.16)	(0.10)	(0.26)	$12.80	11.40%	1.20%	1.35%	4%	$1,983
2013	$10.04	0.06	1.76	1.82	(0.05)	(0.08)	(0.13)	$11.73	18.26%	1.20%	0.51%	4%	$1,748
R Class
2017	$12.46	0.10	1.36	1.46	(0.07)	(0.34)	(0.41)	$13.51	12.06%	0.70%	0.82%	19%	$90,705
2016	$13.16	0.17	(0.13)(4)	0.04	(0.15)	(0.59)	(0.74)	$12.46	0.64%	0.70%	1.35%	7%	$71,705
2015	$12.81	0.21	0.66	0.87	(0.22)	(0.30)	(0.52)	$13.16	6.84%	0.70%	1.56%	21%	$62,763
2014	$11.74	0.23	1.16	1.39	(0.22)	(0.10)	(0.32)	$12.81	11.96%	0.70%	1.85%	4%	$47,771
2013	$10.05	0.11	1.76	1.87	(0.10)	(0.08)	(0.18)	$11.74	18.84%	0.70%	1.01%	4%	$32,896

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2055 Portfolio
Investor Class
2017	$13.18	0.17	1.52	1.69	(0.15)	(0.28)	(0.43)	$14.44	13.16%	0.21%	1.28%	11%	$147,753
2016	$13.72	0.22	(0.11)(4)	0.11	(0.22)	(0.43)	(0.65)	$13.18	1.02%	0.20%	1.78%	6%	$106,441
2015	$13.22	0.27	0.72	0.99	(0.28)	(0.21)	(0.49)	$13.72	7.56%	0.20%	1.94%	24%	$66,163
2014	$12.02	0.30	1.24	1.54	(0.28)	(0.06)	(0.34)	$13.22	12.87%	0.20%	2.22%	8%	$33,357
2013	$10.19	0.15	1.85	2.00	(0.14)	(0.03)	(0.17)	$12.02	19.86%	0.20%	1.36%	13%	$14,959
I Class(5)
2017	$13.19	0.20	1.52	1.72	(0.18)	(0.28)	(0.46)	$14.45	13.38%	0.01%	1.48%	11%	$231,569
2016	$13.73	0.25	(0.12)(4)	0.13	(0.24)	(0.43)	(0.67)	$13.19	1.23%	0.00%(6)	0.98%	6%	$162,255
2015	$13.23	0.28	0.74	1.02	(0.31)	(0.21)	(0.52)	$13.73	7.78%	0.00%(6)	2.14%	24%	$92,653
2014	$12.03	0.28	1.28	1.56	(0.30)	(0.06)	(0.36)	$13.23	13.09%	0.00%(6)	2.42%	8%	$43,147
2013	$10.20	0.18	1.84	2.02	(0.16)	(0.03)	(0.19)	$12.03	20.08%	0.00%(6)	1.56%	13%	$10,951
A Class
2017	$13.15	0.14	1.52	1.66	(0.12)	(0.28)	(0.40)	$14.41	12.90%	0.46%	1.03%	11%	$85,489
2016	$13.69	0.20	(0.13)(4)	0.07	(0.18)	(0.43)	(0.61)	$13.15	0.76%	0.45%	1.53%	6%	$65,954
2015	$13.19	0.24	0.72	0.96	(0.25)	(0.21)	(0.46)	$13.69	7.31%	0.45%	1.69%	24%	$51,889
2014	$12.00	0.26	1.23	1.49	(0.24)	(0.06)	(0.30)	$13.19	12.52%	0.45%	1.97%	8%	$31,787
2013	$10.17	0.13	1.85	1.98	(0.12)	(0.03)	(0.15)	$12.00	19.59%	0.45%	1.11%	13%	$14,138

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$13.11	0.04	1.50	1.54	(0.01)	(0.28)	(0.29)	$14.36	12.00%	1.21%	0.28%	11%	$794
2016	$13.64	0.11	(0.13)(4)	(0.02)	(0.08)	(0.43)	(0.51)	$13.11	0.06%	1.20%	0.78%	6%	$636
2015	$13.14	0.14	0.71	0.85	(0.14)	(0.21)	(0.35)	$13.64	6.51%	1.20%	0.94%	24%	$557
2014	$11.95	0.17	1.23	1.40	(0.15)	(0.06)	(0.21)	$13.14	11.72%	1.20%	1.22%	8%	$428
2013	$10.13	0.05	1.84	1.89	(0.04)	(0.03)	(0.07)	$11.95	18.66%	1.20%	0.36%	13%	$215
R Class
2017	$13.15	0.11	1.50	1.61	(0.08)	(0.28)	(0.36)	$14.40	12.53%	0.71%	0.78%	11%	$51,832
2016	$13.69	0.17	(0.13)(4)	0.04	(0.15)	(0.43)	(0.58)	$13.15	0.51%	0.70%	1.28%	6%	$35,414
2015	$13.18	0.21	0.72	0.93	(0.21)	(0.21)	(0.42)	$13.69	7.11%	0.70%	1.44%	24%	$24,867
2014	$11.99	0.23	1.23	1.46	(0.21)	(0.06)	(0.27)	$13.18	12.25%	0.70%	1.72%	8%	$13,999
2013	$10.16	0.09	1.86	1.95	(0.09)	(0.03)	(0.12)	$11.99	19.31%	0.70%	0.86%	13%	$6,983

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(5)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(6)	Ratio was less than 0.005%.
See Notes to Financial Statements.

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2060 Portfolio
Investor Class
2017	$10.89	0.14	1.29	1.43	(0.10)	(0.01)	(0.11)	$12.21	13.26%	0.21%	1.14%	21%	$11,534
2016(4)	$10.00	0.10	0.91	1.01	(0.12)	—	(0.12)	$10.89	10.12%	0.20%(5)	0.88%(5)	13%	$1,305
I Class(6)
2017	$10.90	0.16	1.31	1.47	(0.13)	(0.01)	(0.14)	$12.23	13.57%	0.01%	1.34%	21%	$18,390
2016(4)	$10.00	0.08	0.94	1.02	(0.12)	—	(0.12)	$10.90	10.27%	0.00%(5)(7)	1.08%(5)	13%	$2,443
A Class
2017	$10.87	0.09	1.32	1.41	(0.08)	(0.01)	(0.09)	$12.19	13.00%	0.46%	0.89%	21%	$4,009
2016(4)	$10.00	0.02	0.96	0.98	(0.11)	—	(0.11)	$10.87	9.84%	0.45%(5)	0.63%(5)	13%	$2,143
C Class
2017	$10.83	0.04	1.27	1.31	—	(0.01)	(0.01)	$12.13	12.08%	1.21%	0.14%	21%	$68
2016(4)	$10.00	0.09	0.83	0.92	(0.09)	—	(0.09)	$10.83	9.23%	1.20%(5)	(0.12)%(5)	13%	$28
R Class
2017	$10.86	0.08	1.29	1.37	(0.05)	(0.01)	(0.06)	$12.17	12.64%	0.71%	0.64%	21%	$3,743
2016(4)	$10.00	0.04	0.92	0.96	(0.10)	—	(0.10)	$10.86	9.67%	0.70%(5)	0.38%(5)	13%	$605

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	September 30, 2015 (fund inception) through July 31, 2016.

(5)	Annualized.

(6)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(7)	Ratio was less than 0.005%.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice® In Retirement Portfolio, One Choice® 2020 Portfolio, One Choice® 2025 Portfolio, One Choice® 2030 Portfolio, One Choice® 2035 Portfolio, One Choice® 2040 Portfolio, One Choice® 2045 Portfolio, One Choice® 2050 Portfolio, One Choice® 2055 Portfolio, and One Choice® 2060 Portfolio, ten of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to One Choice® 2060 Portfolio, for the year then ended and for the period from September 30, 2015 (inception date) through July 31, 2016), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (as to One Choice® 2060 Portfolio, for the year then ended and for the period from September 30, 2015 (inception date) through July 31, 2016), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreements

At a meeting held on June 29, 2017, the Funds’ Board of Directors (the “Board) unanimously approved the renewal of the management agreements, as amended and restated effective July 31, 2017, pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors each year.

The effect of the amended management agreements is that the Funds will pay the Advisor directly for its services rather than indirectly through the management fees of the underlying American Century Investments funds in which each Fund invests (the “Underlying Funds”). Under the amended agreements, the Advisor will be paid a management fee by each Fund, but will no longer receive separate administrative fees. Separately, the Advisor has agreed to waive all management fees associated with the Funds’ investments in the Underlying Funds. Each year the Board of Directors will approve a management fee for each Fund based on the portfolio managers’ estimate of the most conservative (i.e., least expensive) allocation of the Fund’s net assets to the Underlying Funds for the coming year. In approving the amended agreements pursuant to SEC no-action relief, the Board considered the Advisor’s representation that the effect of the new fee structure will be that Fund management fees will be less than or equal to what the Funds would have paid under the previous arrangement.

Prior to its consideration of the renewal of each Fund’s management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of each Fund’s management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided by the Advisor to each Fund;

•	the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of each Fund, including data comparing each Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;

•	financial data showing the cost of services provided to each Fund and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by each Fund and the Advisor regarding financial intermediaries, the nature of services provided, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the approval of the management agreements. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approvals. They determined that the information was sufficient for them to evaluate each Fund’s management agreement. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreements, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreements, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that under the management agreements, the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing each Fund

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to compliance with the Department of Labor fiduciary rule, share class modernization, and the Funds’ new fee structure.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified with respect to a fund, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance for One Choice In Retirement Portfolio was above its benchmark for the one-, three-, five- and ten-year periods reviewed by the Board. The performance for One Choice 2020 Portfolio was above its benchmark for the one-, three- and five-year periods reviewed by the Board. The performance for One Choice 2025 Portfolio was above its benchmark for the three-, five- and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The performance for One Choice 2030 Portfolio, One Choice 2050 Portfolio, and One Choice 2055 Portfolio was above each Fund’s respective benchmark for the three- and five-year periods and below each fund's respective benchmark for the one-year period reviewed by the Board. The performance for One Choice 2035 Portfolio and One Choice 2045 Portfolio was above each Fund’s respective benchmark for the five- and ten-year periods, at the benchmark for the three-year period, and below each fund's respective benchmark for the one-year period reviewed by the Board. The performance for One Choice 2040 Portfolio was above its benchmark for the five-year period and below its benchmark for the one- and three-year periods reviewed by the Board. One Choice 2060 Portfolio was below its benchmark for the one-year period reviewed by the Board. The Board, directly and through its Fund Performance Review Committee, regularly reviews the investment management services of the Advisor. Taking all of these factors into consideration, the Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreements.

Shareholder and Other Services. Under the management agreements, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to each Fund under the management agreements to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the Funds’ management agreements, and the reasonableness of the current management agreements. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. In those instances where the fee level exceeds that of industry peers, the Board discussed with the Adviser the factors that impacted the level of the Fund’s fee in relation to its peers. The unified fee charged to One Choice In Retirement Portfolio under the new agreement was above the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.02% for Investor, A, C and R Classes, and 0.04% for I Class (e.g., the Investor Class unified fee will be reduced from 0.76% to 0.74%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2020 Portfolio under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.03% for Investor, A, C and R Classes, and 0.05% for I Class (e.g., the Investor Class unified fee will be reduced from 0.77% to 0.74%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2025 Portfolio under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.03% for Investor, A, C and R Classes, and 0.05% for I Class (e.g., the Investor Class unified fee will be reduced from 0.79% to 0.76%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2030 Portfolio under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.04% for Investor, A, C and R Classes, and 0.05% for I Class (e.g., the Investor Class unified fee will be reduced from 0.82% to 0.78%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2035 Portfolio under the new agreement was at the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.03% for Investor, A, C and R Classes, and 0.04% for I Class (e.g., the Investor Class unified fee will be reduced from 0.84% to 0.81%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2040 Portfolio under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.03% for Investor, A, C and R Classes, and 0.04% for I Class (e.g., the Investor Class unified fee will be reduced from 0.86% to 0.83%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2045 Portfolio under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.03% for Investor, A, C and R Classes, and 0.04% for I Class (e.g., the Investor Class unified fee will be reduced from 0.89% to 0.86%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2050 Portfolio under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.04% for all classes (e.g., the Investor Class unified fee will be reduced from 0.92% to 0.88%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2055 Portfolio under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.05% for all classes (e.g., the Investor Class unified fee will be reduced from 0.93% to 0.88%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2060 Portfolio under the new agreement was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.05% for all classes (e.g., the Investor Class unified fee will be reduced from 0.93% to 0.88%) for at least one year, beginning July 31, 2017. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Funds were made pursuant to each Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreements between the Funds and the Advisor were fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2017.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2017 as qualified for the corporate dividends received deduction.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$8,559,566	$9,188,926	$13,902,964	$10,822,496	$12,599,883

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
$9,127,757	$10,442,943	$6,182,728	$2,896,276	$121,385

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2017.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$286,692	$36,137	$191,840	$13,633	$27,249

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
—	$8,989	$67,508	$23,464	$7,225

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2017.

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$30,457,882	$38,085,293	$56,148,963	$41,625,974	$52,163,251

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
$36,441,568	$44,878,694	$24,398,964	$8,660,261	$2,132

For the fiscal year ended July 31, 2017, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice In Retirement Portfolio	$276,911	$0.0020	$2,090,229	$0.0152
One Choice 2020 Portfolio	$347,706	$0.0022	$2,551,832	$0.0158
One Choice 2025 Portfolio	$639,481	$0.0032	$4,570,166	$0.0228
One Choice 2030 Portfolio	$566,516	$0.0032	$3,997,087	$0.0224
One Choice 2035 Portfolio	$732,492	$0.0047	$5,144,663	$0.0333
One Choice 2040 Portfolio	$541,400	$0.0043	$3,734,232	$0.0294
One Choice 2045 Portfolio	$628,636	$0.0060	$4,240,919	$0.0403
One Choice 2050 Portfolio	$376,044	$0.0049	$2,489,609	$0.0323
One Choice 2055 Portfolio	$175,266	$0.0049	$1,151,432	$0.0321
One Choice 2060 Portfolio	$5,537	$0.0018	$36,321	$0.0118

The funds utilized the following earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction (tax equalization).

One Choice In Retirement Portfolio	One Choice 2020 Portfolio	One Choice 2025 Portfolio	One Choice 2030 Portfolio	One Choice 2035 Portfolio
$1,178,878	$2,335,121	$3,695,172	$2,510,128	$3,133,330

One Choice 2040 Portfolio	One Choice 2045 Portfolio	One Choice 2050 Portfolio	One Choice 2055 Portfolio	One Choice 2060 Portfolio
$1,801,961	$2,413,444	$943,886	$511,343	—

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Services for the Deaf	711

American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93179 1709

Annual Report

July 31, 2017

One Choice® In Retirement Portfolio R6

One Choice® 2020 Portfolio R6

One Choice® 2025 Portfolio R6

One Choice® 2030 Portfolio R6

One Choice® 2035 Portfolio R6

One Choice® 2040 Portfolio R6

One Choice® 2045 Portfolio R6

One Choice® 2050 Portfolio R6

One Choice® 2055 Portfolio R6

One Choice® 2060 Portfolio R6

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Risk-On Sentiment Fueled Rally Among Stocks

The reporting period began on a relatively upbeat note for investors, as major central banks maintained accommodative policies in the wake of the surprise June 2016 Brexit vote (the U.K.’s vote to exit the European Union). Then, in November, Donald Trump’s presidential election victory triggered expectations for pro-growth policies to take hold in the U.S. The resulting “Trump Trade” further bolstered risk-on sentiment and equity market returns. Stocks also benefited from strong corporate earnings results and modest economic gains, particularly in Europe and the emerging markets.

Meanwhile, investment-grade bonds generally struggled. After halting its interest rate-tightening campaign for a year, the Federal Reserve (the Fed) raised short-term interest rates in December 2016. Two more rate hikes followed, lifting the federal funds rate target to a range of 1.00% to 1.25%. The Fed also announced a plan to eventually begin reducing its massive portfolio of U.S. Treasury and mortgage-backed securities. Against this backdrop, Treasury yields increased, and Treasury returns declined. Corporate bonds—particularly high-yield corporate bonds—were bright spots, generating positive performance against a backdrop of positive corporate earnings, investor demand for yield, and a rallying stock market.

Late in the reporting period, investors began tempering their expectations for President Trump’s policy agenda amid political gridlock on health care and tax reform. Further delays to the president’s pro-growth proposals, combined with the Fed’s efforts to normalize U.S. monetary policy, may soften future risk-on sentiment. Meanwhile, hawkish comments from central bank policymakers in Europe and the U.K. suggest the European Central Bank and the Bank of England are considering scaling back their stimulus programs. In this environment, we continue to favor a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of July 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
One Choice In Retirement Portfolio R6 — R6 Class	ARDTX	6.96%	5.61%	7/31/13
S&P Target Date Retirement Income Index	—	4.53%	4.43%	—
One Choice 2020 Portfolio R6 — R6 Class	ARBDX	7.41%	6.00%	7/31/13
S&P Target Date To 2020 Index	—	7.42%	5.77%	—
One Choice 2025 Portfolio R6 — R6 Class	ARWDX	8.30%	6.51%	7/31/13
S&P Target Date To 2025 Index	—	8.81%	6.35%	—
One Choice 2030 Portfolio R6 — R6 Class	ARCUX	9.29%	6.96%	7/31/13
S&P Target Date To 2030 Index	—	10.14%	6.88%	—
One Choice 2035 Portfolio R6 — R6 Class	ARLDX	10.31%	7.46%	7/31/13
S&P Target Date To 2035 Index	—	11.22%	7.29%	—
One Choice 2040 Portfolio R6 — R6 Class	ARDUX	11.31%	7.97%	7/31/13
S&P Target Date To 2040 Index	—	12.45%	7.74%	—
One Choice 2045 Portfolio R6 — R6 Class	ARDOX	12.21%	8.43%	7/31/13
S&P Target Date To 2045 Index	—	13.20%	8.04%	—
One Choice 2050 Portfolio R6 — R6 Class	ARFEX	13.02%	8.66%	7/31/13
S&P Target Date To 2050 Index	—	13.87%	8.31%	—
One Choice 2055 Portfolio R6 — R6 Class	AREUX	13.45%	8.87%	7/31/13
S&P Target Date To 2055+ Index	—	14.38%	8.54%	—
One Choice 2060 Portfolio R6 — R6 Class	ARGDX	13.52%	13.08%	9/30/15
S&P Target Date To 2055+ Index	—	14.38%	13.97%	—

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

3

Growth of $10,000 Over Life of One Choice In Retirement Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $12,441

S&P Target Date Retirement Income Index — $11,895

Growth of $10,000 Over Life of One Choice 2020 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $12,626

S&P Target Date To 2020 Index — $12,518

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

4

Growth of $10,000 Over Life of One Choice 2025 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $12,871

S&P Target Date To 2025 Index — $12,794

Growth of $10,000 Over Life of One Choice 2030 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $13,090

S&P Target Date To 2030 Index — $13,053

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

5

Growth of $10,000 Over Life of One Choice 2035 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $13,335

S&P Target Date To 2035 Index — $13,254

Growth of $10,000 Over Life of One Choice 2040 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $13,590

S&P Target Date To 2040 Index — $13,476

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

6

Growth of $10,000 Over Life of One Choice 2045 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $13,826

S&P Target Date To 2045 Index — $13,629

Growth of $10,000 Over Life of One Choice 2050 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $13,944

S&P Target Date To 2050 Index — $13,763

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

7

Growth of $10,000 Over Life of One Choice 2055 Portfolio R6
$10,000 investment made July 31, 2013

Value on July 31, 2017
R6 Class — $14,053

S&P Target Date To 2055+ Index — $13,882

Growth of $10,000 Over Life of One Choice 2060 Portfolio R6
$10,000 investment made September 30, 2015

Value on July 31, 2017
R6 Class — $12,532

S&P Target Date To 2055+ Index — $12,712

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

8

Total Annual Fund Operating Expenses
One Choice In Retirement Portfolio R6 — R6 Class	0.55%
One Choice 2020 Portfolio R6 — R6 Class	0.55%
One Choice 2025 Portfolio R6 — R6 Class	0.57%
One Choice 2030 Portfolio R6 — R6 Class	0.58%
One Choice 2035 Portfolio R6 — R6 Class	0.60%
One Choice 2040 Portfolio R6 — R6 Class	0.61%
One Choice 2045 Portfolio R6 — R6 Class	0.63%
One Choice 2050 Portfolio R6 — R6 Class	0.66%
One Choice 2055 Portfolio R6 — R6 Class	0.67%
One Choice 2060 Portfolio R6 — R6 Class	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

A One Choice Target Date Portfolio's target date is the approximate year when investors plan to retire or start withdrawing their money. The principal value of the investment is not guaranteed at any time, including at the target date.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com. For additional information about the funds, please consult the prospectus.

9

Portfolio Commentary

Portfolio Managers: Rich Weiss, Scott Wilson, Radu Gabudean, and David MacEwen

Scott Wittman left the management team on June 30, 2017.

Performance Summary

Each of the 10 One Choice® Target Date Portfolios R6 had positive returns for the fiscal year ended July 31, 2017, ranging from 6.96% for the One Choice in Retirement Portfolio R6 to 13.52% for the One Choice 2060 Portfolio R6. (See pages 3-8 for more detailed performance information.) Returns for the 12 months reflected strong performance across the spectrum of equity investments, both U.S. and non-U.S., and in developed as well as emerging markets. The Portfolios’ fixed-income investments produced mixed results, with high-yield bonds advancing by double digits, while core U.S. bonds and global bonds retreated slightly overall or barely treaded water.

Because of the Portfolios’ strategic exposure to a variety of asset classes, a review of the financial markets helps explain much of their performance.

Market Overview

During the reporting period, U.S. and other developed-market economic data initially improved. That, along with Donald Trump’s surprise U.S. presidential election victory in November and associated expectations of a pro-growth policy agenda, sent stocks higher in the late fall and through the winter. In addition, a November announcement from OPEC of production cuts caused oil prices to rally, helping support a recovery in global commodities markets.

After holding interest rates steady since December 2015, the U.S. Federal Reserve (the Fed) increased rates three times during the period, by 25 basis points (one quarter percentage point) each: in December 2016 and again in March and June 2017. Long-term bond yields also rose, as the rate on the 10-year Treasury note began the period close to the all-time low reached in the wake of the June 2016 Brexit vote. Yields spiked following the presidential election to a high of 2.55% in December, but generally declined from there as inflation remained muted and proposed fiscal stimulus failed to materialize. Overall, the yield on the 10-year U.S. Treasury note rose 79 basis points, from 1.51% to 2.30% during the 12-month period.

Economic growth accelerated in the eurozone in the first quarter of 2017, surpassing the pace of U.S. economic expansion, while the European Central Bank and the Bank of Japan continued to pursue stimulative monetary policy initiatives in contrast to the Fed. Market sentiment softened somewhat late in the reporting period, as economic data were more mixed, commodity prices fell, and President Trump’s agenda faced numerous setbacks, dampening growth expectations. However, U.S. stocks continued to climb, setting new records, largely driven by stronger corporate profits and healthier balance sheets, but also reaching historically high valuations.

With that backdrop, non-U.S. equity indices posted the strongest results for the past 12 months, led by the nearly 25% gain of emerging markets stocks. In the U.S., growth dominated value among large- and mid-cap stocks while small-cap value outperformed small-cap growth. Global REITs lagged broad equities primarily due to rising interest rates in leading developed markets. Within fixed-income investments, high-yield bonds outperformed investment-grade bonds. Higher-quality securities struggled in the face of rising interest rates spurred by global economic recovery and signs of a pickup in global inflation, confirmed by the Fed’s triple rate hike during the period. U.S. dollar strength after the November election pushed unhedged non-U.S. bonds to further declines.

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For the year, the S&P 500 Index’s gain of 16.04% trailed the 24.84% gain of the MSCI Emerging Markets Index and MSCI EAFE Index’s 17.77% return. Among bonds, lower-quality issues outperformed higher-grade bonds, as the Bloomberg Barclays U.S. Aggregate Bond Index returned -0.51%, the Bloomberg Barclays Global Aggregate Bond Index returned -1.28%, and the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index gained 10.94%.

Fund Information

Each One Choice Target Date Portfolio R6 is a “fund of funds” that invests in other American Century Investments mutual funds to achieve its investment objective and target asset allocation. (See pages 13-14 for the specific underlying fund allocations for each Portfolio.) A Portfolio’s target date is the approximate year when investors plan to retire and likely would stop making new investments in the fund. The principal value of the investment is not guaranteed at any time, including at the target date. One Choice in Retirement Portfolio R6 is generally intended for investors near, at, or in retirement. There is no guarantee that an investment in any of the funds will provide adequate income at or through an investor’s retirement.

Each target-dated Portfolio seeks the highest total return consistent with its asset mix. Over time, the asset mix and weightings are adjusted to be more conservative. In general, as the target year approaches, each Portfolio’s allocation becomes more conservative by decreasing the allocation to stock funds and increasing the allocation to bond and money market funds. By the time each Portfolio reaches its target date, its target asset mix will become fixed and match that of One Choice in Retirement Portfolio R6, which seeks current income and capital appreciation.

Portfolio Performance

All One Choice Portfolios R6 except In Retirement underperformed their S&P “Target Date To” benchmark index and relevant peers primarily because of asset allocation effects. Specifically, lower allocations to equity holdings across the portfolios, particularly non-U.S. equity, weighed on results relative to benchmarks and peers as equity returns were much stronger than those of fixed income. In Retirement benefited from higher U.S. equity allocation than its benchmark.

The Portfolios’ U.S. equity funds all contributed to its positive absolute performance for the period, led in most vintages by NT Growth Fund, NT Equity Growth Fund, and NT Large Company Value Fund. However, all but NT Disciplined Growth Fund and NT Mid Cap Value Fund underperformed their respective benchmarks.

Non-U.S. equity performed even better, led by the substantial absolute returns of NT Emerging Markets Fund, particularly in the later-dated vintages, NT International Value Fund, and NT International Growth Fund. NT Emerging Markets Fund, NT International Value Fund and NT International Growth Fund all had positive relative returns. However, NT International Small-Mid Cap Fund and NT Global Real Estate Fund lagged their respective benchmarks.

Among fixed-income funds, High-Yield Fund had the highest absolute return and contributed the most to returns. During the reporting period, the Portfolios replaced High-Yield Fund with NT High Income Fund. Negative performance by Inflation-Adjusted Bond Fund and International Bond Fund held back absolute returns. However, both slightly outperformed their benchmarks while High-Yield Fund and U.S. Government Money Market Fund trailed their benchmarks.

A Look Ahead

We expect a continuation of the Fed’s slow and steady shift, perhaps at an even more gradual pace, towards a normalization of U.S. monetary policy, and ongoing global divergence in central bank policy in the near term. However, signs of slowing U.S. economic growth combined with an acceleration in European expansion and economic stabilization in China and Japan indicate that

11

we could begin to see a reversal, or global convergence, of economic growth rates and monetary policy within the coming year.

The decline of the U.S. dollar and a differential in U.S. and global equity market valuations, with U.S. stocks at historically high levels, are likely to factor into equity market returns along with uncertainty over the direction, extent, and success of Trump administration economic and political policy initiatives, including tax reform, overall fiscal policies, business deregulation, immigration, and infrastructure rebuilding. Meanwhile, the likelihood of the beginnings of global central bank policy convergence in the not-too-distant future could begin to affect fixed-income markets.

Ongoing bold and provocative statements between the U.S. and North Korea weigh on the minds of global investors to some degree. However, we don’t believe geopolitical tensions pose a relatively large concern overall as we enter the Portfolios’ next fiscal year.

At the end of the fiscal period, we began implementation of a dynamic risk management approach to managing equity risk in the glide path. This overlay to our strategic glide path, which remains the anchor or neutral weighting of the portfolios, takes into account not only the participant age and wealth level, but also incorporates our view of the current market environment and prospects for equity versus bond returns moving forward.

Based on the “weakly bearish” signal for equities coming from our dynamic risk management signal, we began the process to reduce equity allocations for participants in the In Retirement through 2045 Portfolios. The adjustment will be negligible for participants mid-career, with less than 1% shifting away from equity holdings for the 2045 and 2040 Portfolios. Participants in In Retirement will see the largest equity allocation reductions, with 3% of the portfolio allocation moving from equity to fixed-income holdings. It is expected to take up to three months before the reallocation is fully reflected in all portfolios. The 2050, 2055, and 2060 Portfolios will remain at the strategic glide path allocations.

12

Portfolio Characteristics

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2017
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Equity
NT Core Equity Plus Fund	3.0%	3.0%	3.0%	3.0%	3.2%
NT Disciplined Growth Fund	1.5%	1.7%	2.1%	2.4%	2.8%
NT Equity Growth Fund	10.0%	9.7%	9.5%	9.3%	9.2%
NT Growth Fund	4.5%	4.9%	5.5%	6.7%	8.1%
NT Heritage Fund	2.2%	2.7%	3.6%	4.3%	4.5%
NT Large Company Value Fund	9.4%	9.5%	9.8%	10.1%	10.6%
NT Mid Cap Value Fund	4.5%	4.9%	5.6%	6.0%	6.0%
NT Small Company Fund	2.0%	1.9%	1.6%	2.1%	2.8%
NT Emerging Markets Fund	—	0.6%	1.8%	2.5%	3.0%
NT Global Real Estate Fund	1.0%	1.1%	1.4%	1.6%	1.9%
NT International Growth Fund	4.5%	4.6%	5.0%	5.4%	6.3%
NT International Small-Mid Cap Fund	—	0.2%	0.5%	0.8%	1.1%
NT International Value Fund	2.3%	2.6%	3.2%	3.8%	4.5%
Total Equity	44.9%	47.4%	52.6%	58.0%	64.0%
Fixed Income
Inflation-Adjusted Bond Fund	1.5%	2.2%	3.4%	4.5%	5.2%
NT Diversified Bond Fund	21.6%	21.1%	20.2%	18.6%	16.2%
NT High Income Fund	3.8%	3.8%	3.6%	3.4%	3.0%
Short Duration Inflation Protection Bond Fund	6.1%	5.3%	3.7%	2.1%	0.8%
Global Bond Fund	7.0%	6.7%	6.0%	5.4%	4.8%
International Bond Fund	5.1%	4.8%	4.3%	3.0%	1.0%
Total Fixed Income	45.1%	43.9%	41.2%	37.0%	31.0%
U.S. Government Money Market Fund	10.0%	8.7%	6.2%	5.0%	5.0%
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent G Class.

(2)	Category is less than 0.05% of total net assets.

13

Underlying Fund Allocations(1) as a % of net assets as of July 31, 2017
	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
Equity
NT Core Equity Plus Fund	3.2%	3.7%	4.5%	4.5%	4.5%
NT Disciplined Growth Fund	3.1%	3.2%	3.3%	3.4%	3.6%
NT Equity Growth Fund	9.7%	10.2%	10.2%	10.5%	10.7%
NT Growth Fund	9.4%	10.2%	10.7%	10.7%	10.9%
NT Heritage Fund	5.4%	6.3%	6.6%	6.6%	6.7%
NT Large Company Value Fund	11.5%	12.5%	13.4%	14.0%	14.3%
NT Mid Cap Value Fund	6.3%	6.9%	6.9%	6.8%	6.7%
NT Small Company Fund	3.1%	3.0%	3.2%	3.7%	4.1%
NT Emerging Markets Fund	3.7%	4.7%	5.6%	6.4%	6.5%
NT Global Real Estate Fund	2.2%	2.4%	2.6%	2.9%	3.0%
NT International Growth Fund	6.7%	6.9%	6.8%	6.3%	6.0%
NT International Small-Mid Cap Fund	1.4%	1.7%	2.1%	2.4%	2.5%
NT International Value Fund	4.9%	5.1%	5.3%	5.4%	5.5%
Total Equity	70.6%	76.8%	81.2%	83.6%	85.0%
Fixed Income
Inflation-Adjusted Bond Fund	5.2%	4.4%	3.7%	3.2%	3.0%
NT Diversified Bond Fund	13.7%	11.5%	9.7%	8.4%	7.5%
NT High Income Fund	2.5%	2.2%	1.9%	1.6%	1.5%
Global Bond Fund	4.3%	3.9%	3.5%	3.2%	3.0%
Total Fixed Income	25.7%	22.0%	18.8%	16.4%	15.0%
U.S. Government Money Market Fund	3.7%	1.2%	—	—	—
Other Assets and Liabilities	—(2)	—(2)	—(2)	—(2)	—(2)

(1)	Underlying fund investments represent G Class.

(2)	Category is less than 0.05% of total net assets.

14

Shareholder Fee Examples

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying American Century Investments funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/17 - 7/31/17	Effective Annualized Expense Ratio(2)
One Choice In Retirement Portfolio R6
Actual
R6 Class	$1,000	$1,052.40	$0.05	0.01%	$2.80	0.55%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$2.76	0.55%
One Choice 2020 Portfolio R6
Actual
R6 Class	$1,000	$1,055.50	$0.05	0.01%	$2.85	0.56%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$2.81	0.56%
One Choice 2025 Portfolio R6
Actual
R6 Class	$1,000	$1,061.80	$0.05	0.01%	$2.97	0.58%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$2.91	0.58%
One Choice 2030 Portfolio R6
Actual
R6 Class	$1,000	$1,066.80	$0.05	0.01%	$3.02	0.59%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$2.96	0.59%
One Choice 2035 Portfolio R6
Actual
R6 Class	$1,000	$1,071.60	$0.05	0.01%	$3.18	0.62%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$3.11	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements.

16

	Beginning Account Value 2/1/17	Ending Account Value 7/31/17	Expenses Paid During Period(1) 2/1/17 - 7/31/17	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 2/1/17 - 7/31/17	Effective Annualized Expense Ratio(2)
One Choice 2040 Portfolio R6
Actual
R6 Class	$1,000	$1,077.30	$0.05	0.01%	$3.24	0.63%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$3.16	0.63%
One Choice 2045 Portfolio R6
Actual
R6 Class	$1,000	$1,083.00	$0.05	0.01%	$3.36	0.65%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$3.26	0.65%
One Choice 2050 Portfolio R6
Actual
R6 Class	$1,000	$1,087.50	$0.05	0.01%	$3.47	0.67%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$3.36	0.67%
One Choice 2055 Portfolio R6
Actual
R6 Class	$1,000	$1,089.20	$0.05	0.01%	$3.57	0.69%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$3.46	0.69%
One Choice 2060 Portfolio R6
Actual
R6 Class	$1,000	$1,090.00	$0.05	0.01%	$3.63	0.70%
Hypothetical
R6 Class	$1,000	$1,024.74	$0.05	0.01%	$3.51	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any underlying fund fees and expenses.

(2)
Effective expenses reflect the sum of expenses borne directly by the class plus the fund's pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class's annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund's relative average investment therein during the period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements.

17

Schedules of Investments

JULY 31, 2017

One Choice In Retirement Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 37.1%
NT Core Equity Plus Fund G Class	340,649	$5,273,244
NT Disciplined Growth Fund G Class	223,694	2,628,402
NT Equity Growth Fund G Class	1,326,850	17,620,563
NT Growth Fund G Class	458,871	7,892,578
NT Heritage Fund G Class	285,805	3,946,962
NT Large Company Value Fund G Class	1,399,425	16,779,104
NT Mid Cap Value Fund G Class	568,482	7,918,951
NT Small Company Fund G Class	338,616	3,501,286
		65,561,090
Domestic Fixed Income Funds — 33.0%
Inflation-Adjusted Bond Fund G Class	229,320	2,648,650
NT Diversified Bond Fund G Class	3,534,585	38,173,517
NT High Income Fund G Class	668,537	6,718,797
Short Duration Inflation Protection Bond Fund G Class	1,044,274	10,766,465
		58,307,429
International Fixed Income Funds — 12.1%
Global Bond Fund G Class	1,200,783	12,356,061
International Bond Fund G Class(2)	677,413	8,928,307
		21,284,368
Money Market Funds — 10.0%
U.S. Government Money Market Fund G Class	17,649,140	17,649,140
International Equity Funds — 7.8%
NT Global Real Estate Fund G Class	184,326	1,782,431
NT International Growth Fund G Class	676,182	7,965,429
NT International Value Fund G Class	388,785	4,000,598
		13,748,458
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $165,835,020)		176,550,485
OTHER ASSETS AND LIABILITIES†		5,388
TOTAL NET ASSETS — 100.0%		$176,555,873

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

18

JULY 31, 2017

One Choice 2020 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 38.3%
NT Core Equity Plus Fund G Class	499,376	$7,730,336
NT Disciplined Growth Fund G Class	369,974	4,347,195
NT Equity Growth Fund G Class	1,891,842	25,123,665
NT Growth Fund G Class	734,579	12,634,760
NT Heritage Fund G Class	506,669	6,997,094
NT Large Company Value Fund G Class	2,046,626	24,539,041
NT Mid Cap Value Fund G Class	899,459	12,529,461
NT Small Company Fund G Class	463,832	4,796,018
		98,697,570
Domestic Fixed Income Funds — 32.4%
Inflation-Adjusted Bond Fund G Class	491,358	5,675,185
NT Diversified Bond Fund G Class	5,044,955	54,485,514
NT High Income Fund G Class	961,405	9,662,123
Short Duration Inflation Protection Bond Fund G Class	1,325,744	13,668,424
		83,491,246
International Fixed Income Funds — 11.5%
Global Bond Fund G Class	1,676,627	17,252,489
International Bond Fund G Class(2)	943,567	12,436,216
		29,688,705
International Equity Funds — 9.1%
NT Emerging Markets Fund G Class	123,169	1,638,145
NT Global Real Estate Fund G Class	301,891	2,919,287
NT International Growth Fund G Class	1,002,232	11,806,287
NT International Small-Mid Cap Fund G Class	34,537	415,825
NT International Value Fund G Class	647,405	6,661,793
		23,441,337
Money Market Funds — 8.7%
U.S. Government Money Market Fund G Class	22,564,126	22,564,126
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $242,285,913)		257,882,984
OTHER ASSETS AND LIABILITIES†		3,405
TOTAL NET ASSETS — 100.0%		$257,886,389

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

19

JULY 31, 2017

One Choice 2025 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 40.7%
NT Core Equity Plus Fund G Class	620,084	$9,598,906
NT Disciplined Growth Fund G Class	560,970	6,591,392
NT Equity Growth Fund G Class	2,294,716	30,473,825
NT Growth Fund G Class	1,032,621	17,761,079
NT Heritage Fund G Class	845,573	11,677,367
NT Large Company Value Fund G Class	2,614,884	31,352,453
NT Mid Cap Value Fund G Class	1,295,426	18,045,287
NT Small Company Fund G Class	501,622	5,186,770
		130,687,079
Domestic Fixed Income Funds — 30.9%
Inflation-Adjusted Bond Fund G Class	965,183	11,147,858
NT Diversified Bond Fund G Class	6,013,844	64,949,513
NT High Income Fund G Class	1,140,840	11,465,438
Short Duration Inflation Protection Bond Fund G Class	1,149,851	11,854,959
		99,417,768
International Equity Funds — 11.9%
NT Emerging Markets Fund G Class	425,528	5,659,516
NT Global Real Estate Fund G Class	462,613	4,473,465
NT International Growth Fund G Class	1,362,568	16,051,052
NT International Small-Mid Cap Fund G Class	128,189	1,543,395
NT International Value Fund G Class	1,006,500	10,356,882
		38,084,310
International Fixed Income Funds — 10.3%
Global Bond Fund G Class	1,889,234	19,440,222
International Bond Fund G Class(2)	1,046,516	13,793,084
		33,233,306
Money Market Funds — 6.2%
U.S. Government Money Market Fund G Class	20,050,900	20,050,900
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $300,222,860)		321,473,363
OTHER ASSETS AND LIABILITIES†		12,454
TOTAL NET ASSETS — 100.0%		$321,485,817

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

20

JULY 31, 2017

One Choice 2030 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 43.8%
NT Core Equity Plus Fund G Class	625,186	$9,677,885
NT Disciplined Growth Fund G Class	672,615	7,903,232
NT Equity Growth Fund G Class	2,269,261	30,135,790
NT Growth Fund G Class	1,254,567	21,578,551
NT Heritage Fund G Class	1,006,551	13,900,475
NT Large Company Value Fund G Class	2,722,595	32,643,919
NT Mid Cap Value Fund G Class	1,391,024	19,376,962
NT Small Company Fund G Class	649,544	6,716,286
		141,933,100
Domestic Fixed Income Funds — 28.6%
Inflation-Adjusted Bond Fund G Class	1,269,721	14,665,274
NT Diversified Bond Fund G Class	5,568,531	60,140,139
NT High Income Fund G Class	1,080,814	10,862,182
Short Duration Inflation Protection Bond Fund G Class	673,528	6,944,071
		92,611,666
International Equity Funds — 14.2%
NT Emerging Markets Fund G Class	619,482	8,239,116
NT Global Real Estate Fund G Class	548,461	5,303,621
NT International Growth Fund G Class	1,481,352	17,450,323
NT International Small-Mid Cap Fund G Class	211,569	2,547,286
NT International Value Fund G Class	1,210,631	12,457,391
		45,997,737
International Fixed Income Funds — 8.4%
Global Bond Fund G Class	1,714,989	17,647,232
International Bond Fund G Class(2)	742,330	9,783,916
		27,431,148
Money Market Funds — 5.0%
U.S. Government Money Market Fund G Class	16,207,967	16,207,967
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $301,403,556)		324,181,618
OTHER ASSETS AND LIABILITIES†		13,715
TOTAL NET ASSETS — 100.0%		$324,195,333

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

21

JULY 31, 2017

One Choice 2035 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 47.2%
NT Core Equity Plus Fund G Class	538,482	$8,335,697
NT Disciplined Growth Fund G Class	614,353	7,218,647
NT Equity Growth Fund G Class	1,791,786	23,794,914
NT Growth Fund G Class	1,219,094	20,968,425
NT Heritage Fund G Class	841,774	11,624,902
NT Large Company Value Fund G Class	2,258,648	27,081,185
NT Mid Cap Value Fund G Class	1,107,054	15,421,260
NT Small Company Fund G Class	692,463	7,160,068
		121,605,098
Domestic Fixed Income Funds — 25.2%
Inflation-Adjusted Bond Fund G Class	1,158,108	13,376,146
NT Diversified Bond Fund G Class	3,875,923	41,859,965
NT High Income Fund G Class	773,338	7,772,043
Short Duration Inflation Protection Bond Fund G Class	196,600	2,026,949
		65,035,103
International Equity Funds — 16.8%
NT Emerging Markets Fund G Class	586,501	7,800,466
NT Global Real Estate Fund G Class	509,570	4,927,544
NT International Growth Fund G Class	1,372,531	16,168,416
NT International Small-Mid Cap Fund G Class	241,348	2,905,826
NT International Value Fund G Class	1,124,837	11,574,571
		43,376,823
International Fixed Income Funds — 5.8%
Global Bond Fund G Class	1,204,033	12,389,504
International Bond Fund G Class(2)	198,968	2,622,395
		15,011,899
Money Market Funds — 5.0%
U.S. Government Money Market Fund G Class	12,853,656	12,853,656
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $237,866,347)		257,882,579
OTHER ASSETS AND LIABILITIES†		7,827
TOTAL NET ASSETS — 100.0%		$257,890,406

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(2)	Non-income producing.

See Notes to Financial Statements.

22

JULY 31, 2017

One Choice 2040 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 51.7%
NT Core Equity Plus Fund G Class	475,945	$7,367,634
NT Disciplined Growth Fund G Class	597,891	7,025,221
NT Equity Growth Fund G Class	1,673,944	22,229,971
NT Growth Fund G Class	1,242,754	21,375,367
NT Heritage Fund G Class	894,220	12,349,174
NT Large Company Value Fund G Class	2,196,616	26,337,422
NT Mid Cap Value Fund G Class	1,028,612	14,328,561
NT Small Company Fund G Class	686,313	7,096,476
		118,109,826
Domestic Fixed Income Funds — 21.4%
Inflation-Adjusted Bond Fund G Class	1,023,741	11,824,204
NT Diversified Bond Fund G Class	2,901,982	31,341,409
NT High Income Fund G Class	577,864	5,807,529
		48,973,142
International Equity Funds — 18.9%
NT Emerging Markets Fund G Class	629,904	8,377,720
NT Global Real Estate Fund G Class	511,409	4,945,322
NT International Growth Fund G Class	1,296,643	15,274,458
NT International Small-Mid Cap Fund G Class	274,528	3,305,316
NT International Value Fund G Class	1,091,813	11,234,758
		43,137,574
International Fixed Income Funds — 4.3%
Global Bond Fund G Class	954,528	9,822,089
Money Market Funds — 3.7%
U.S. Government Money Market Fund G Class	8,531,120	8,531,120
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $210,010,675)		228,573,751
OTHER ASSETS AND LIABILITIES†		9,644
TOTAL NET ASSETS — 100.0%		$228,583,395

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

23

JULY 31, 2017

One Choice 2045 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 56.0%
NT Core Equity Plus Fund G Class	413,803	$6,405,669
NT Disciplined Growth Fund G Class	462,546	5,434,919
NT Equity Growth Fund G Class	1,321,617	17,551,077
NT Growth Fund G Class	1,014,075	17,442,089
NT Heritage Fund G Class	777,408	10,736,010
NT Large Company Value Fund G Class	1,804,253	21,632,988
NT Mid Cap Value Fund G Class	848,825	11,824,134
NT Small Company Fund G Class	494,014	5,108,103
		96,134,989
International Equity Funds — 20.8%
NT Emerging Markets Fund G Class	600,131	7,981,747
NT Global Real Estate Fund G Class	427,526	4,134,181
NT International Growth Fund G Class	1,005,046	11,839,441
NT International Small-Mid Cap Fund G Class	249,327	3,001,892
NT International Value Fund G Class	845,675	8,702,000
		35,659,261
Domestic Fixed Income Funds — 18.1%
Inflation-Adjusted Bond Fund G Class	645,709	7,457,940
NT Diversified Bond Fund G Class	1,834,512	19,812,735
NT High Income Fund G Class	368,483	3,703,249
		30,973,924
International Fixed Income Funds — 3.9%
Global Bond Fund G Class	654,678	6,736,636
Money Market Funds — 1.2%
U.S. Government Money Market Fund G Class	2,119,615	2,119,615
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $155,978,102)		171,624,425
OTHER ASSETS AND LIABILITIES†		10,250
TOTAL NET ASSETS — 100.0%		$171,634,675

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

24

JULY 31, 2017

One Choice 2050 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 58.8%
NT Core Equity Plus Fund G Class	354,123	$5,481,820
NT Disciplined Growth Fund G Class	342,736	4,027,145
NT Equity Growth Fund G Class	942,900	12,521,710
NT Growth Fund G Class	759,511	13,063,597
NT Heritage Fund G Class	582,777	8,048,157
NT Large Company Value Fund G Class	1,369,878	16,424,835
NT Mid Cap Value Fund G Class	608,958	8,482,780
NT Small Company Fund G Class	379,536	3,924,405
		71,974,449
International Equity Funds — 22.4%
NT Emerging Markets Fund G Class	513,755	6,832,935
NT Global Real Estate Fund G Class	335,068	3,240,110
NT International Growth Fund G Class	706,130	8,318,211
NT International Small-Mid Cap Fund G Class	209,543	2,522,901
NT International Value Fund G Class	626,580	6,447,508
		27,361,665
Domestic Fixed Income Funds — 15.3%
Inflation-Adjusted Bond Fund G Class	396,551	4,580,167
NT Diversified Bond Fund G Class	1,098,569	11,864,544
NT High Income Fund G Class	227,044	2,281,791
		18,726,502
International Fixed Income Funds — 3.5%
Global Bond Fund G Class	422,035	4,342,738
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $111,394,617)		122,405,354
OTHER ASSETS AND LIABILITIES†		15,923
TOTAL NET ASSETS — 100.0%		$122,421,277

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

25

JULY 31, 2017

One Choice 2055 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 60.2%
NT Core Equity Plus Fund G Class	198,379	$3,070,913
NT Disciplined Growth Fund G Class	199,189	2,340,475
NT Equity Growth Fund G Class	540,623	7,179,473
NT Growth Fund G Class	429,336	7,384,571
NT Heritage Fund G Class	329,227	4,546,625
NT Large Company Value Fund G Class	798,910	9,578,936
NT Mid Cap Value Fund G Class	332,529	4,632,133
NT Small Company Fund G Class	246,763	2,551,533
		41,284,659
International Equity Funds — 23.4%
NT Emerging Markets Fund G Class	331,104	4,403,678
NT Global Real Estate Fund G Class	204,200	1,974,614
NT International Growth Fund G Class	369,044	4,347,339
NT International Small-Mid Cap Fund G Class	133,833	1,611,349
NT International Value Fund G Class	362,485	3,729,966
		16,066,946
Domestic Fixed Income Funds — 13.2%
Inflation-Adjusted Bond Fund G Class	192,276	2,220,783
NT Diversified Bond Fund G Class	526,918	5,690,712
NT High Income Fund G Class	110,077	1,106,271
		9,017,766
International Fixed Income Funds — 3.2%
Global Bond Fund G Class	211,654	2,177,918
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $61,874,580)		68,547,289
OTHER ASSETS AND LIABILITIES†		12,078
TOTAL NET ASSETS — 100.0%		$68,559,367

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

26

JULY 31, 2017

One Choice 2060 Portfolio R6

	Shares	Value
MUTUAL FUNDS(1) — 100.0%
Domestic Equity Funds — 61.4%
NT Core Equity Plus Fund G Class	22,252	$344,461
NT Disciplined Growth Fund G Class	22,758	267,405
NT Equity Growth Fund G Class	61,956	822,776
NT Growth Fund G Class	48,785	839,108
NT Heritage Fund G Class	37,384	516,270
NT Large Company Value Fund G Class	91,186	1,093,316
NT Mid Cap Value Fund G Class	37,089	516,650
NT Small Company Fund G Class	29,531	305,349
		4,705,335
International Equity Funds — 23.6%
NT Emerging Markets Fund G Class	37,691	501,295
NT Global Real Estate Fund G Class	23,788	230,034
NT International Growth Fund G Class	39,081	460,370
NT International Small-Mid Cap Fund G Class	15,932	191,818
NT International Value Fund G Class	41,143	423,363
		1,806,880
Domestic Fixed Income Funds — 12.0%
Inflation-Adjusted Bond Fund G Class	19,895	229,792
NT Diversified Bond Fund G Class	53,191	574,468
NT High Income Fund G Class	11,421	114,786
		919,046
International Fixed Income Funds — 3.0%
Global Bond Fund G Class	22,332	229,793
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $7,149,768)		7,661,054
OTHER ASSETS AND LIABILITIES†		3,035
TOTAL NET ASSETS — 100.0%		$7,664,089

NOTES TO SCHEDULE OF INVESTMENTS
†    Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.

27

Statements of Assets and Liabilities

JULY 31, 2017
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $165,835,020, $242,285,913 and $300,222,860, respectively)	$176,550,485	$257,882,984	$321,473,363
Receivable for investments sold	—	692,771	—
Receivable for capital shares sold	350,181	126,373	830,932
Distributions receivable from affiliates	3,814	5,404	6,215
	176,904,480	258,707,532	322,310,510

Liabilities
Payable for investments purchased	178,446	6,123	392,149
Payable for capital shares redeemed	168,278	812,262	428,942
Accrued management fees	1,883	2,758	3,602
	348,607	821,143	824,693

Net Assets	$176,555,873	$257,886,389	$321,485,817

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	16,037,392	22,602,402	27,529,761

Net Asset Value Per Share	$11.01	$11.41	$11.68

Net Assets Consist of:
Capital (par value and paid-in surplus)	$166,845,966	$241,612,679	$297,949,421
Undistributed net investment income	88,907	1,784,358	2,199,596
Accumulated undistributed net realized gain (loss)	(1,094,465)	(1,107,719)	86,297
Net unrealized appreciation	10,715,465	15,597,071	21,250,503
	$176,555,873	$257,886,389	$321,485,817

See Notes to Financial Statements.

28

JULY 31, 2017
	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6	One Choice 2040 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $301,403,556, $237,866,347 and $210,010,675, respectively)	$324,181,618	$257,882,579	$228,573,751
Receivable for investments sold	1,072,810	—	139,748
Receivable for capital shares sold	232,562	495,131	210,627
Distributions receivable from affiliates	5,742	4,055	3,005
	325,492,732	258,381,765	228,927,131

Liabilities
Payable for investments purchased	6,539	297,969	3,421
Payable for capital shares redeemed	1,287,043	190,144	337,312
Accrued management fees	3,817	3,246	3,003
	1,297,399	491,359	343,736

Net Assets	$324,195,333	$257,890,406	$228,583,395

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	27,454,198	21,530,759	18,863,595

Net Asset Value Per Share	$11.81	$11.98	$12.12

Net Assets Consist of:
Capital (par value and paid-in surplus)	$299,332,195	$235,938,342	$208,528,009
Undistributed net investment income	2,085,606	1,570,914	1,290,855
Accumulated undistributed net realized gain (loss)	(530)	364,918	201,455
Net unrealized appreciation	22,778,062	20,016,232	18,563,076
	$324,195,333	$257,890,406	$228,583,395

See Notes to Financial Statements.

29

JULY 31, 2017
	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $155,978,102, $111,394,617 and $61,874,580, respectively)	$171,624,425	$122,405,354	$68,547,289
Receivable for investments sold	—	75,192	—
Receivable for capital shares sold	569,483	264,519	185,817
Distributions receivable from affiliates	1,812	1,059	510
	172,195,720	122,746,124	68,733,616

Liabilities
Payable for investments purchased	530,546	1,218	50,953
Payable for capital shares redeemed	28,109	321,856	122,302
Accrued management fees	2,390	1,773	994
	561,045	324,847	174,249

Net Assets	$171,634,675	$122,421,277	$68,559,367

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	13,995,383	9,956,173	5,449,915

Net Asset Value Per Share	$12.26	$12.30	$12.58

Net Assets Consist of:
Capital (par value and paid-in surplus)	$154,606,852	$110,370,701	$61,438,301
Undistributed net investment income	918,911	605,217	317,168
Undistributed net realized gain	462,589	434,622	131,189
Net unrealized appreciation	15,646,323	11,010,737	6,672,709
	$171,634,675	$122,421,277	$68,559,367

See Notes to Financial Statements.

30

JULY 31, 2017
One Choice 2060 Portfolio R6
Assets
Investment securities in affiliates, at value (cost of $7,149,768)	$7,661,054
Receivable for investments sold	59,061
Receivable for capital shares sold	21,737
Distributions receivable from affiliates	53
7,741,905

Liabilities
Payable for investments purchased	60
Payable for capital shares redeemed	77,645
Accrued management fees	111
77,816

Net Assets	$7,664,089

R6 Class Capital Shares, $0.01 Par Value
Shares outstanding	626,616

Net Asset Value Per Share	$12.23

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,105,643
Undistributed net investment income	26,934
Undistributed net realized gain	20,226
Net unrealized appreciation	511,286
$7,664,089

See Notes to Financial Statements.

31

Statements of Operations

YEAR ENDED JULY 31, 2017
	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$2,795,386	$3,985,793	$5,013,594

Expenses:
Management fees	2,511	3,677	4,744
Directors' fees and expenses	5,032	7,119	8,734
	7,543	10,796	13,478
Fees waived	(628)	(919)	(1,142)
	6,915	9,877	12,336

Net investment income (loss)	2,788,471	3,975,916	5,001,258

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(448,563)	(669,592)	(607,656)
Capital gain distributions received from underlying funds	1,258,255	1,792,066	2,407,403
	809,692	1,122,474	1,799,747

Change in net unrealized appreciation (depreciation) on investments in underlying funds	8,251,035	12,869,540	18,206,477

Net realized and unrealized gain (loss) on affiliates	9,060,727	13,992,014	20,006,224

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,849,198	$17,967,930	$25,007,482

See Notes to Financial Statements.

32

YEAR ENDED JULY 31, 2017
	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6	One Choice 2040 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$4,871,312	$3,903,048	$3,227,246

Expenses:
Management fees	4,882	4,022	3,629
Directors' fees and expenses	8,480	6,803	5,724
	13,362	10,825	9,353
Fees waived	(1,065)	(776)	(626)
	12,297	10,049	8,727

Net investment income (loss)	4,859,015	3,892,999	3,218,519

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(732,134)	(476,453)	(309,323)
Capital gain distributions received from underlying funds	2,481,500	2,103,953	1,887,794
	1,749,366	1,627,500	1,578,471

Change in net unrealized appreciation (depreciation) on investments in underlying funds	20,127,193	18,048,622	16,964,121

Net realized and unrealized gain (loss) on affiliates	21,876,559	19,676,122	18,542,592

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,735,574	$23,569,121	$21,761,111

See Notes to Financial Statements.

33

YEAR ENDED JULY 31, 2017
	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$2,451,395	$1,593,195	$851,560

Expenses:
Management fees	2,812	2,075	1,181
Directors' fees and expenses	4,414	2,983	1,606
	7,226	5,058	2,787
Fees waived	(422)	(301)	(187)
	6,804	4,757	2,600

Net investment income (loss)	2,444,591	1,588,438	848,960

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(205,264)	(129,790)	(31,797)
Capital gain distributions received from underlying funds	1,631,808	1,073,227	605,450
	1,426,544	943,437	573,653

Change in net unrealized appreciation (depreciation) on investments in underlying funds	14,393,275	10,544,667	6,021,971

Net realized and unrealized gain (loss) on affiliates	15,819,819	11,488,104	6,595,624

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,264,410	$13,076,542	$7,444,584

See Notes to Financial Statements.

34

YEAR ENDED JULY 31, 2017
One Choice 2060 Portfolio R6
Investment Income (Loss)
Income from Affiliates:
Income distributions from underlying funds	$47,162

Expenses:
Management fees	132
Directors' fees and expenses	90
222
Fees waived	(21)
201

Net investment income (loss)	46,961

Realized and Unrealized Gain (Loss) on Affiliates
Net realized gain (loss) on:
Sale of investments in underlying funds	(4,055)
Capital gain distributions received from underlying funds	24,925
20,870

Change in net unrealized appreciation (depreciation) on investments in underlying funds	496,893

Net realized and unrealized gain (loss) on affiliates	517,763

Net Increase (Decrease) in Net Assets Resulting from Operations	$564,724

See Notes to Financial Statements.

35

Statements of Changes in Net Assets

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice In Retirement Portfolio R6		One Choice 2020 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$2,788,471	$2,026,051	$3,975,916	$2,882,216
Net realized gain (loss)	809,692	902,713	1,122,474	1,457,869
Change in net unrealized appreciation (depreciation)	8,251,035	1,830,085	12,869,540	2,152,949
Net increase (decrease) in net assets resulting from operations	11,849,198	4,758,849	17,967,930	6,493,034

Distributions to Shareholders
From net investment income	(2,772,447)	(2,012,717)	(3,276,254)	(2,313,495)
From net realized gains	(2,169,523)	(75,211)	(3,110,563)	(1,924,395)
Decrease in net assets from distributions	(4,941,970)	(2,087,928)	(6,386,817)	(4,237,890)

Capital Share Transactions
Proceeds from shares sold	95,689,782	89,411,704	132,699,647	108,873,481
Proceeds from reinvestment of distributions	4,941,970	2,087,928	6,386,817	4,236,774
Payments for shares redeemed	(71,274,496)	(34,330,732)	(89,184,670)	(38,039,039)
Net increase (decrease) in net assets from capital share transactions	29,357,256	57,168,900	49,901,794	75,071,216

Net increase (decrease) in net assets	36,264,484	59,839,821	61,482,907	77,326,360

Net Assets
Beginning of period	140,291,389	80,451,568	196,403,482	119,077,122
End of period	$176,555,873	$140,291,389	$257,886,389	$196,403,482

Undistributed net investment income	$88,907	$72,883	$1,784,358	$1,084,696

Transactions in Shares of the Funds
Sold	8,990,670	8,755,950	12,069,075	10,345,979
Issued in reinvestment of distributions	470,206	206,581	598,017	409,746
Redeemed	(6,665,609)	(3,393,341)	(8,065,588)	(3,649,814)
Net increase (decrease) in shares of the funds	2,795,267	5,569,190	4,601,504	7,105,911
See Notes to Financial Statements.

36

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice 2025 Portfolio R6		One Choice 2030 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$5,001,258	$3,155,157	$4,859,015	$3,253,487
Net realized gain (loss)	1,799,747	2,207,428	1,749,366	2,411,168
Change in net unrealized appreciation (depreciation)	18,206,477	2,302,915	20,127,193	1,638,938
Net increase (decrease) in net assets resulting from operations	25,007,482	7,665,500	26,735,574	7,303,593

Distributions to Shareholders
From net investment income	(4,032,090)	(2,532,798)	(3,941,937)	(2,591,105)
From net realized gains	(3,468,465)	(2,084,647)	(3,798,089)	(2,199,379)
Decrease in net assets from distributions	(7,500,555)	(4,617,445)	(7,740,026)	(4,790,484)

Capital Share Transactions
Proceeds from shares sold	177,688,480	132,428,812	170,213,394	127,331,300
Proceeds from reinvestment of distributions	7,500,555	4,617,358	7,740,026	4,789,645
Payments for shares redeemed	(110,001,937)	(34,810,379)	(100,730,825)	(31,826,602)
Net increase (decrease) in net assets from capital share transactions	75,187,098	102,235,791	77,222,595	100,294,343

Net increase (decrease) in net assets	92,694,025	105,283,846	96,218,143	102,807,452

Net Assets
Beginning of period	228,791,792	123,507,946	227,977,190	125,169,738
End of period	$321,485,817	$228,791,792	$324,195,333	$227,977,190

Undistributed net investment income	$2,199,596	$1,228,153	$2,085,606	$1,168,528

Transactions in Shares of the Funds
Sold	15,916,238	12,409,289	15,113,366	11,884,551
Issued in reinvestment of distributions	691,295	441,008	710,094	454,425
Redeemed	(9,761,611)	(3,283,585)	(8,880,526)	(2,986,885)
Net increase (decrease) in shares of the funds	6,845,922	9,566,712	6,942,934	9,352,091

See Notes to Financial Statements.

37

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice 2035 Portfolio R6		One Choice 2040 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$3,892,999	$2,472,737	$3,218,519	$2,078,247
Net realized gain (loss)	1,627,500	1,999,680	1,578,471	1,503,794
Change in net unrealized appreciation (depreciation)	18,048,622	856,694	16,964,121	728,582
Net increase (decrease) in net assets resulting from operations	23,569,121	5,329,111	21,761,111	4,310,623

Distributions to Shareholders
From net investment income	(3,210,829)	(1,998,215)	(2,628,095)	(1,664,729)
From net realized gains	(2,960,872)	(2,136,165)	(2,704,816)	(1,882,016)
Decrease in net assets from distributions	(6,171,701)	(4,134,380)	(5,332,911)	(3,546,745)

Capital Share Transactions
Proceeds from shares sold	138,915,042	107,095,491	120,799,109	92,034,526
Proceeds from reinvestment of distributions	6,171,701	4,134,380	5,332,911	3,546,737
Payments for shares redeemed	(85,088,273)	(26,529,746)	(62,874,516)	(27,050,094)
Net increase (decrease) in net assets from capital share transactions	59,998,470	84,700,125	63,257,504	68,531,169

Net increase (decrease) in net assets	77,395,890	85,894,856	79,685,704	69,295,047

Net Assets
Beginning of period	180,494,516	94,599,660	148,897,691	79,602,644
End of period	$257,890,406	$180,494,516	$228,583,395	$148,897,691

Undistributed net investment income	$1,570,914	$887,547	$1,290,855	$700,431

Transactions in Shares of the Funds
Sold	12,221,845	9,939,865	10,542,197	8,514,108
Issued in reinvestment of distributions	561,574	389,301	482,616	332,715
Redeemed	(7,422,879)	(2,482,136)	(5,440,238)	(2,515,124)
Net increase (decrease) in shares of the funds	5,360,540	7,847,030	5,584,575	6,331,699

See Notes to Financial Statements.

38

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016
	One Choice 2045 Portfolio R6		One Choice 2050 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016
Operations
Net investment income (loss)	$2,444,591	$1,666,502	$1,588,438	$1,120,373
Net realized gain (loss)	1,426,544	1,682,234	943,437	1,304,756
Change in net unrealized appreciation (depreciation)	14,393,275	352,255	10,544,667	(22,200)
Net increase (decrease) in net assets resulting from operations	18,264,410	3,700,991	13,076,542	2,402,929

Distributions to Shareholders
From net investment income	(2,051,620)	(1,374,045)	(1,316,143)	(931,745)
From net realized gains	(2,378,360)	(1,734,775)	(1,678,664)	(1,234,194)
Decrease in net assets from distributions	(4,429,980)	(3,108,820)	(2,994,807)	(2,165,939)

Capital Share Transactions
Proceeds from shares sold	88,792,998	66,773,939	68,183,006	41,804,024
Proceeds from reinvestment of distributions	4,429,980	3,108,707	2,994,807	2,165,939
Payments for shares redeemed	(49,433,300)	(17,312,238)	(35,083,916)	(10,123,310)
Net increase (decrease) in net assets from capital share transactions	43,789,678	52,570,408	36,093,897	33,846,653

Net increase (decrease) in net assets	57,624,108	53,162,579	46,175,632	34,083,643

Net Assets
Beginning of period	114,010,567	60,847,988	76,245,645	42,162,002
End of period	$171,634,675	$114,010,567	$122,421,277	$76,245,645

Undistributed net investment income	$918,911	$525,940	$605,217	$332,922

Transactions in Shares of the Funds
Sold	7,700,806	6,184,718	5,899,798	3,878,222
Issued in reinvestment of distributions	399,097	290,533	270,534	202,803
Redeemed	(4,225,268)	(1,615,041)	(2,992,704)	(943,779)
Net increase (decrease) in shares of the funds	3,874,635	4,860,210	3,177,628	3,137,246

See Notes to Financial Statements.

39

YEARS ENDED JULY 31, 2017 AND JULY 31, 2016 (EXCEPT AS NOTED)
	One Choice 2055 Portfolio R6		One Choice 2060 Portfolio R6
Increase (Decrease) in Net Assets	July 31, 2017	July 31, 2016	July 31, 2017	July 31, 2016(1)
Operations
Net investment income (loss)	$848,960	$530,671	$46,961	$1,031
Net realized gain (loss)	573,653	418,119	20,870	519
Change in net unrealized appreciation (depreciation)	6,021,971	424,667	496,893	14,393
Net increase (decrease) in net assets resulting from operations	7,444,584	1,373,457	564,724	15,943

Distributions to Shareholders
From net investment income	(690,333)	(435,254)	(20,678)	(380)
From net realized gains	(812,943)	(554,690)	(1,163)	—
Decrease in net assets from distributions	(1,503,276)	(989,944)	(21,841)	(380)

Capital Share Transactions
Proceeds from shares sold	42,289,961	25,146,978	7,838,184	387,307
Proceeds from reinvestment of distributions	1,503,276	989,944	21,841	380
Payments for shares redeemed	(19,306,051)	(7,395,884)	(1,089,007)	(53,062)
Net increase (decrease) in net assets from capital share transactions	24,487,186	18,741,038	6,771,018	334,625

Net increase (decrease) in net assets	30,428,494	19,124,551	7,313,901	350,188

Net Assets
Beginning of period	38,130,873	19,006,322	350,188	—
End of period	$68,559,367	$38,130,873	$7,664,089	$350,188

Undistributed net investment income	$317,168	$158,541	$26,934	$651

Transactions in Shares of the Funds
Sold	3,588,686	2,307,375	686,836	37,187
Issued in reinvestment of distributions	133,033	91,239	1,989	37
Redeemed	(1,607,897)	(678,118)	(94,406)	(5,027)
Net increase (decrease) in shares of the funds	2,113,822	1,720,496	594,419	32,197

(1)	September 30, 2015 (fund inception) through July 31, 2016.

See Notes to Financial Statements.

40

Notes to Financial Statements
014
JULY 31, 2017

1. Organization

American Century Asset Allocation Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. The corporation is authorized to issue 6,000,000,000 shares. One Choice In Retirement Portfolio R6, One Choice 2020 Portfolio R6, One Choice 2025 Portfolio R6, One Choice 2030 Portfolio R6, One Choice 2035 Portfolio R6, One Choice 2040 Portfolio R6, One Choice 2045 Portfolio R6, One Choice 2050 Portfolio R6, One Choice 2055 Portfolio R6 and One Choice 2060 Portfolio R6 (collectively, the funds) are ten funds in a series issued by the corporation. The funds operate as “funds of funds,” meaning substantially all of the funds’ assets will be invested in other American Century Investments mutual funds (the underlying funds). Each fund’s assets are allocated among underlying funds that represent major asset classes, including equity securities (stocks), fixed-income securities (bonds) and cash-equivalent instruments (money markets). The underlying funds do not invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The funds will assume the risks associated with their underlying funds. Additional information and attributes of each underlying fund are available at americancentury.com. The investment objective of One Choice In Retirement Portfolio R6 is to seek current income. Capital appreciation is a secondary objective. The investment objective of each of the nine target date One Choice Portfolios R6 is to seek the highest total return consistent with its asset mix. When a fund reaches its most conservative planned target asset allocation, which is expected to occur on approximately November 30 of the year before the target date, its target asset mix will become fixed and will match that of One Choice In Retirement Portfolio R6. One Choice 2060 Portfolio R6 commenced sale on September 30, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the funds in preparation of their financial statements. Each fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The funds determine the fair value of their investments and compute their net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the funds' investment valuation process and to provide methodologies for the oversight of the funds' pricing function. Investments in the underlying funds are valued at their reported net asset value.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss).

Expenses — The expenses included in the accompanying financial statements reflect the expenses of each fund and do not include any expenses associated with the underlying funds.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The funds file U.S. federal, state, local and non-U.S. tax returns as applicable. The funds' tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

41

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly for One Choice In Retirement Portfolio R6. Distributions from net investment income, if any, are generally declared and paid annually for the nine target date One Choice Portfolios R6. Distributions from net realized gains, if any, are generally declared and paid annually for all funds.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, American Century Investment Management, Inc. (ACIM), the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds.

Administrative Fees — The corporation’s investment advisor, ACIM, does not receive an administrative fee for services provided to the funds.

Management Fees — Effective July 31, 2017, the corporation has entered into a management agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the funds, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each fund’s daily net assets and paid monthly in arrears. Effective July 31, 2017, the investment advisor agreed to waive a portion of each fund's management fee. The investment advisor expects these waivers to continue until July 30, 2018 and cannot terminate them prior to such date without the approval of the Board of Directors. Due to the amended and restated management agreement being effective for one day of the period, the effective annual management fee and the impact of the waiver to the ratio of operating expenses to average net assets was less than 0.01% for each fund for the period ended July 31, 2017.

Effective July 31, 2017, the annual management fee and fee waiver for each fund are as follows:

	Annual Management Fee	Fee Waiver
One Choice In Retirement Portfolio R6	0.52%	0.13%
One Choice 2020 Portfolio R6	0.52%	0.13%
One Choice 2025 Portfolio R6	0.54%	0.13%
One Choice 2030 Portfolio R6	0.55%	0.12%
One Choice 2035 Portfolio R6	0.57%	0.11%
One Choice 2040 Portfolio R6	0.58%	0.10%
One Choice 2045 Portfolio R6	0.60%	0.09%
One Choice 2050 Portfolio R6	0.62%	0.09%
One Choice 2055 Portfolio R6	0.63%	0.10%
One Choice 2060 Portfolio R6	0.63%	0.10%
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the funds. The directors receive detailed information about the funds and their investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The funds' officers do not receive compensation from the funds.

Acquired Fund Fees and Expenses — Each fund will indirectly realize its pro rata share of the fees and expenses of the underlying funds in which it invests. These fees and expenses are already reflected in the valuation of the underlying funds.

42

4. Investment Transactions

Investment transactions for the period ended July 31, 2017 were as follows:

	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Purchases	$83,230,776	$116,548,246	$157,950,422	$151,542,473	$122,372,849
Sales	$54,774,198	$67,268,754	$82,867,742	$74,733,167	$62,556,998

	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
Purchases	$102,453,777	$77,648,330	$57,128,585	$37,418,743	$7,527,668
Sales	$39,432,545	$34,222,503	$21,383,764	$12,992,506	$709,640

5. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended July 31, 2017 follows:

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice In Retirement Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$4,188	$1,866	$1,430	$(9)	$29	$5,273
NT Disciplined Growth Fund	2,106	840	704	39	19	2,628
NT Equity Growth Fund	13,998	7,254	5,781	12	253	17,621
NT Growth Fund	6,346	3,274	2,750	96	192	7,893
NT Heritage Fund	3,142	1,615	1,118	(11)	135	3,947
NT Large Company Value Fund	13,275	8,166	5,726	(154)	1,050	16,779
NT Mid Cap Value Fund	6,297	3,313	2,228	12	383	7,919
NT Small Company Fund	2,800	1,415	1,203	(34)	19	3,501
Inflation-Adjusted Bond Fund	2,114	1,066	461	(8)	73	2,649
NT Diversified Bond Fund	30,300	17,987	9,560	(166)	889	38,174
NT High Income Fund	—	7,152	460	—	64	6,719
Short Duration Inflation Protection Bond Fund	8,537	4,311	2,063	(5)	138	10,766
High-Yield Fund	5,298	2,332	7,650	165	270	—
Global Bond Fund	9,795	5,144	2,524	(23)	209	12,356
International Bond Fund(3)	7,119	4,416	2,720	(91)	—	8,928
U.S. Government Money Market Fund	13,975	7,093	3,419	—	35	17,649
NT Global Real Estate Fund	1,420	913	500	(31)	79	1,782
NT International Growth Fund	6,383	3,644	3,509	(150)	85	7,965
NT International Value Fund	3,198	1,430	1,417	(91)	131	4,001
	$140,291	$83,231	$55,223	$(449)	$4,053	$176,550

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

43

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2020 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$5,866	$2,570	$1,633	$(27)	$42	$7,730
NT Disciplined Growth Fund	3,474	1,279	1,041	51	30	4,347
NT Equity Growth Fund	19,109	9,297	6,291	(37)	350	25,124
NT Growth Fund	10,027	4,592	3,626	108	288	12,635
NT Heritage Fund	5,538	2,743	1,832	(38)	218	6,997
NT Large Company Value Fund	18,587	11,328	6,897	(191)	1,468	24,539
NT Mid Cap Value Fund	9,800	5,030	3,142	48	580	12,530
NT Small Company Fund	3,582	1,975	1,403	(50)	25	4,796
Inflation-Adjusted Bond Fund	4,875	2,091	1,141	(18)	154	5,675
NT Diversified Bond Fund	40,959	25,153	10,900	(230)	1,220	54,486
NT High Income Fund	—	10,552	931	—	94	9,662
Short Duration Inflation Protection Bond Fund	9,757	5,691	1,760	(10)	164	13,668
High-Yield Fund	7,278	3,156	10,550	139	374	—
Global Bond Fund	12,864	7,101	2,659	(34)	267	17,253
International Bond Fund(3)	9,341	5,746	2,850	(128)	—	12,436
NT Emerging Markets Fund	1,732	487	956	71	17	1,638
NT Global Real Estate Fund	2,344	1,350	685	(35)	121	2,919
NT International Growth Fund	9,318	4,582	4,186	(196)	117	11,806
NT International Small-Mid Cap Fund	447	93	177	14	1	416
NT International Value Fund	5,366	1,997	1,968	(107)	205	6,662
U.S. Government Money Market Fund	16,140	9,735	3,311	—	43	22,564
	$196,404	$116,548	$67,939	$(670)	$5,778	$257,883

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

44

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2025 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$6,874	$3,477	$1,884	$(19)	$52	$9,599
NT Disciplined Growth Fund	4,943	1,984	1,292	81	45	6,591
NT Equity Growth Fund	21,581	11,839	6,534	9	415	30,474
NT Growth Fund	13,419	6,511	4,461	192	402	17,761
NT Heritage Fund	8,771	4,906	2,904	(30)	364	11,677
NT Large Company Value Fund	22,168	15,181	7,912	(227)	1,831	31,352
NT Mid Cap Value Fund	13,100	8,201	4,465	49	811	18,045
NT Small Company Fund	3,903	2,238	1,641	(54)	26	5,187
Inflation-Adjusted Bond Fund	8,419	5,071	2,070	(37)	298	11,148
NT Diversified Bond Fund	45,655	34,251	14,220	(294)	1,442	64,950
NT High Income Fund	—	12,624	1,207	(1)	109	11,465
Short Duration Inflation Protection Bond Fund	7,658	6,045	1,831	(10)	141	11,855
High-Yield Fund	7,972	4,112	12,201	174	434	—
NT Emerging Markets Fund	4,334	1,907	1,871	126	49	5,660
NT Global Real Estate Fund	3,348	2,222	979	(50)	185	4,474
NT International Growth Fund	11,494	6,659	4,873	(159)	158	16,051
NT International Small-Mid Cap Fund	1,265	489	421	28	5	1,543
NT International Value Fund	7,742	3,587	2,935	(177)	316	10,357
Global Bond Fund	13,505	9,327	3,356	(42)	300	19,440
International Bond Fund(3)	9,594	7,047	3,151	(167)	—	13,793
U.S. Government Money Market Fund	13,047	10,272	3,268	—	38	20,051
	$228,792	$157,950	$83,476	$(608)	$7,421	$321,473

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

45

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2030 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$6,818	$3,216	$1,433	$(13)	$52	$9,678
NT Disciplined Growth Fund	5,733	2,307	1,273	47	51	7,903
NT Equity Growth Fund	21,162	11,361	5,814	(39)	401	30,136
NT Growth Fund	15,907	7,834	4,884	164	455	21,579
NT Heritage Fund	9,872	5,299	2,356	(75)	410	13,901
NT Large Company Value Fund	23,081	15,416	7,775	(290)	1,832	32,644
NT Mid Cap Value Fund	13,660	8,138	3,632	15	818	19,377
NT Small Company Fund	5,108	2,568	1,814	(47)	34	6,716
Inflation-Adjusted Bond Fund	10,656	6,812	2,462	(48)	373	14,665
NT Diversified Bond Fund	41,150	31,814	12,203	(264)	1,274	60,140
NT High Income Fund	—	11,654	837	—	103	10,862
Short Duration Inflation Protection Bond Fund	4,276	3,433	753	(5)	78	6,944
High-Yield Fund	7,436	3,844	11,373	178	391	—
NT Emerging Markets Fund	5,909	2,923	2,474	128	67	8,239
NT Global Real Estate Fund	3,862	2,613	1,054	(64)	204	5,304
NT International Growth Fund	12,786	6,840	5,096	(139)	163	17,451
NT International Small-Mid Cap Fund	1,984	817	607	29	7	2,547
NT International Value Fund	9,118	4,204	3,121	(169)	356	12,457
Global Bond Fund	12,095	8,265	2,695	(40)	254	17,647
International Bond Fund(3)	6,007	5,206	1,682	(100)	—	9,784
U.S. Government Money Market Fund	11,357	6,978	2,127	—	30	16,208
	$227,977	$151,542	$75,465	$(732)	$7,353	$324,182

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

46

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2035 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$5,854	$2,987	$1,451	$(16)	$44	$8,336
NT Disciplined Growth Fund	5,217	2,186	1,227	47	47	7,219
NT Equity Growth Fund	16,668	9,081	4,669	(16)	316	23,795
NT Growth Fund	15,520	7,346	4,567	171	460	20,968
NT Heritage Fund	8,352	4,794	2,392	(32)	348	11,625
NT Large Company Value Fund	18,854	13,460	6,832	(209)	1,527	27,081
NT Mid Cap Value Fund	10,790	7,072	3,435	18	656	15,421
NT Small Company Fund	5,404	3,117	2,298	(46)	37	7,160
Inflation-Adjusted Bond Fund	9,530	6,673	2,521	(50)	342	13,376
NT Diversified Bond Fund	28,355	22,866	8,929	(201)	893	41,860
NT High Income Fund	—	8,527	789	—	73	7,772
Short Duration Inflation Protection Bond Fund	986	1,326	280	(2)	22	2,027
High-Yield Fund	5,291	2,892	8,257	119	284	—
NT Emerging Markets Fund	5,522	2,751	2,235	135	65	7,800
NT Global Real Estate Fund	3,524	2,521	1,008	(62)	192	4,928
NT International Growth Fund	11,560	6,003	4,089	(151)	151	16,168
NT International Small-Mid Cap Fund	2,134	962	590	27	8	2,906
NT International Value Fund	8,386	3,832	2,730	(149)	336	11,575
Global Bond Fund	8,453	6,139	2,187	(33)	182	12,390
International Bond Fund(3)	1,101	1,862	431	(26)	—	2,622
U.S. Government Money Market Fund	8,994	5,976	2,116	—	24	12,854
	$180,495	$122,373	$63,033	$(476)	$6,007	$257,883

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

(3)	Non-income producing.

47

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2040 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$5,019	$2,574	$1,027	$(20)	$40	$7,368
NT Disciplined Growth Fund	4,594	2,197	752	13	43	7,025
NT Equity Growth Fund	14,492	8,268	2,941	(23)	286	22,230
NT Growth Fund	14,119	7,346	2,719	114	416	21,376
NT Heritage Fund	8,114	4,835	1,505	(35)	340	12,349
NT Large Company Value Fund	17,243	12,461	4,791	(163)	1,384	26,338
NT Mid Cap Value Fund	9,415	6,415	2,358	20	568	14,329
NT Small Company Fund	4,674	3,159	1,570	(49)	32	7,096
Inflation-Adjusted Bond Fund	7,557	5,945	1,416	(28)	288	11,824
NT Diversified Bond Fund	20,009	16,061	4,410	(98)	643	31,341
NT High Income Fund	—	6,190	406	—	55	5,808
High-Yield Fund	3,703	2,086	5,832	93	201	—
NT Emerging Markets Fund	5,907	2,631	2,040	130	65	8,378
NT Global Real Estate Fund	3,276	2,557	797	(50)	175	4,945
NT International Growth Fund	10,055	5,727	3,005	(128)	131	15,274
NT International Small-Mid Cap Fund	2,222	1,108	472	25	8	3,305
NT International Value Fund	7,378	3,701	1,743	(93)	293	11,235
Global Bond Fund	6,298	4,637	1,110	(17)	132	9,822
U.S. Government Money Market Fund	4,823	4,556	848	—	15	8,531
	$148,898	$102,454	$39,742	$(309)	$5,115	$228,574

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

48

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2045 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$4,408	$2,252	$968	$(7)	$34	$6,406
NT Disciplined Growth Fund	3,669	1,677	694	21	34	5,435
NT Equity Growth Fund	11,651	6,521	2,574	9	228	17,551
NT Growth Fund	11,754	6,001	2,501	108	355	17,442
NT Heritage Fund	7,271	4,322	1,672	(28)	313	10,736
NT Large Company Value Fund	14,534	10,242	4,406	(141)	1,171	21,633
NT Mid Cap Value Fund	7,914	5,236	2,083	19	488	11,824
NT Small Company Fund	3,422	2,245	1,177	(23)	23	5,108
NT Emerging Markets Fund	5,538	2,872	2,239	124	65	7,982
NT Global Real Estate Fund	2,806	2,203	798	(46)	155	4,134
NT International Growth Fund	7,834	4,626	2,575	(117)	105	11,839
NT International Small-Mid Cap Fund	2,081	1,041	531	26	8	3,002
NT International Value Fund	5,863	3,013	1,708	(93)	240	8,702
Inflation-Adjusted Bond Fund	4,838	3,959	1,172	(23)	184	7,458
NT Diversified Bond Fund	12,813	11,114	3,910	(77)	416	19,813
NT High Income Fund	—	4,038	350	—	35	3,703
High-Yield Fund	2,371	1,416	3,818	55	131	—
Global Bond Fund	4,401	3,344	1,003	(12)	94	6,736
U.S. Government Money Market Fund	843	1,526	249	—	4	2,120
	$114,011	$77,648	$34,428	$(205)	$4,083	$171,624

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

49

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2050 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$3,411	$2,281	$783	$(7)	$29	$5,482
NT Disciplined Growth Fund	2,543	1,497	573	6	24	4,027
NT Equity Growth Fund	7,790	5,188	1,784	(9)	157	12,521
NT Growth Fund	8,200	5,147	1,881	67	236	13,063
NT Heritage Fund	5,004	3,642	1,207	(36)	203	8,048
NT Large Company Value Fund	10,269	8,209	2,957	(106)	808	16,425
NT Mid Cap Value Fund	5,252	4,140	1,403	21	313	8,483
NT Small Company Fund	2,468	1,863	864	(38)	17	3,924
NT Emerging Markets Fund	4,380	2,298	1,367	91	50	6,833
NT Global Real Estate Fund	2,065	1,731	500	(24)	108	3,240
NT International Growth Fund	5,151	3,253	1,409	(54)	65	8,318
NT International Small-Mid Cap Fund	1,642	873	327	23	6	2,523
NT International Value Fund	4,075	2,275	969	(39)	157	6,448
Inflation-Adjusted Bond Fund	2,774	2,493	589	(11)	107	4,580
NT Diversified Bond Fund	7,200	6,616	1,842	(34)	235	11,865
NT High Income Fund	—	2,520	247	—	21	2,282
High-Yield Fund	1,378	865	2,270	24	76	—
Global Bond Fund	2,644	2,238	542	(4)	54	4,343
	$76,246	$57,129	$21,514	$(130)	$2,666	$122,405

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

50

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2055 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$1,708	$1,539	$487	$(2)	$16	$3,071
NT Disciplined Growth Fund	1,321	1,051	350	5	14	2,340
NT Equity Growth Fund	4,043	3,568	1,175	(2)	87	7,179
NT Growth Fund	4,171	3,480	1,146	50	131	7,385
NT Heritage Fund	2,574	2,402	760	(3)	115	4,547
NT Large Company Value Fund	5,347	5,556	1,817	(47)	461	9,579
NT Mid Cap Value Fund	2,606	2,560	800	6	169	4,632
NT Small Company Fund	1,422	1,444	593	(15)	10	2,551
NT Emerging Markets Fund	2,419	1,794	765	42	30	4,404
NT Global Real Estate Fund	1,129	1,244	390	(23)	65	1,975
NT International Growth Fund	2,382	1,993	719	(21)	34	4,347
NT International Small-Mid Cap Fund	941	696	244	14	4	1,611
NT International Value Fund	2,109	1,658	650	(27)	90	3,730
Inflation-Adjusted Bond Fund	1,178	1,481	395	(7)	51	2,221
NT Diversified Bond Fund	3,012	3,814	1,098	(19)	109	5,691
NT High Income Fund	—	1,245	143	—	10	1,106
High-Yield Fund	585	517	1,106	20	35	—
Global Bond Fund	1,184	1,377	387	(3)	26	2,178
	$38,131	$37,419	$13,025	$(32)	$1,457	$68,547

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

51

Fund/ Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(2)	Ending Value
One Choice 2060 Portfolio R6 (Amounts in thousands)
NT Core Equity Plus Fund	$16	$334	$26	—	$2	$345
NT Disciplined Growth Fund	12	251	20	—	1	267
NT Equity Growth Fund	38	800	68	—	6	823
NT Growth Fund	38	793	70	—	6	839
NT Heritage Fund	24	502	41	—	5	516
NT Large Company Value Fund	50	1,115	99	$(1)	22	1,093
NT Mid Cap Value Fund	24	520	42	(1)	8	517
NT Small Company Fund	14	304	27	—	—	305
NT Emerging Markets Fund	23	430	40	—	1	501
NT Global Real Estate Fund	11	228	20	(1)	3	230
NT International Growth Fund	21	422	41	—	1	460
NT International Small-Mid Cap Fund	9	175	15	—	—	192
NT International Value Fund	19	393	36	—	4	423
Inflation-Adjusted Bond Fund	10	237	16	—	3	230
NT Diversified Bond Fund	26	589	45	(1)	6	575
NT High Income Fund	—	116	1	—	1	115
High-Yield Fund	5	85	90	1	2	—
Global Bond Fund	10	234	17	(1)	1	230
	$350	$7,528	$714	$(4)	$72	$7,661

(1)	Includes all classes of the underlying fund held during the period by the fund. Additional information and attributes of each underlying fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

6. Investments in Underlying Funds

The funds do not invest in the underlying funds for the purpose of exercising management or control; however, investments by the funds within their investment strategies may represent a significant portion of the underlying funds’ net assets.

7. Fair Value Measurements

The funds’ investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the funds’ investment securities were classified as Level 1. The Schedules of Investments provide additional information on the funds' portfolio holdings.

52

8. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 (except as noted) were as follows:

	2017		2016
	Distributions Paid From:		Distributions Paid From:
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
One Choice In Retirement Portfolio R6	$2,856,864	$2,085,106	$2,087,928	—
One Choice 2020 Portfolio R6	$3,276,254	$3,110,563	$2,313,495	$1,924,395
One Choice 2025 Portfolio R6	$4,032,090	$3,468,465	$2,567,789	$2,049,656
One Choice 2030 Portfolio R6	$3,962,126	$3,777,900	$2,648,232	$2,142,252
One Choice 2035 Portfolio R6	$3,210,829	$2,960,872	$2,059,984	$2,074,396
One Choice 2040 Portfolio R6	$2,644,419	$2,688,492	$1,690,393	$1,856,352
One Choice 2045 Portfolio R6	$2,059,219	$2,370,761	$1,485,878	$1,622,942
One Choice 2050 Portfolio R6	$1,322,559	$1,672,248	$992,051	$1,173,888
One Choice 2055 Portfolio R6	$696,809	$806,467	$459,353	$530,591
One Choice 2060 Portfolio R6	$20,918	$923	$ 380(1)	—(1)

(1) September 30, 2015 (fund inception) through July 31, 2016.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
Federal tax cost of investments	$168,435,215	$245,609,812	$303,246,360	$304,504,341	$240,208,282
Gross tax appreciation of investments	$8,129,073	$12,300,963	$18,316,558	$19,768,739	$17,767,964
Gross tax depreciation of investments	(13,803)	(27,791)	(89,555)	(91,462)	(93,667)
Net tax appreciation (depreciation) of investments	$8,115,270	$12,273,172	$18,227,003	$19,677,277	$17,674,297
Undistributed ordinary income	$464,090	$2,353,878	$2,798,445	$2,811,189	$2,085,323
Accumulated long-term gains	$1,130,547	$1,646,660	$2,510,948	$2,374,672	$2,192,444

	One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
Federal tax cost of investments	$212,130,033	$157,541,681	$112,222,896	$62,497,905	$7,158,120
Gross tax appreciation of investments	$16,523,139	$14,136,006	$10,217,253	$6,060,234	$504,870
Gross tax depreciation of investments	(79,421)	(53,262)	(34,795)	(10,850)	(1,936)
Net tax appreciation (depreciation) of investments	$16,443,718	$14,082,744	$10,182,458	$6,049,384	$502,934
Undistributed ordinary income	$1,648,683	$1,204,890	$751,309	$411,667	$33,948
Accumulated long-term gains	$1,962,985	$1,740,189	$1,116,809	$660,015	$21,564
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

53

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

10. Corporate Events

On June 29, 2017, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of each One Choice Target Date Portfolio R6 will be transferred to the corresponding One Choice Target Date Portfolio, ten funds in a series issued by the corporation, in exchange for shares of the R6 Class of the corresponding One Choice Target Date Portfolio.

Before reorganization	After reorganization
One Choice In Retirement Portfolio R6	One Choice In Retirement Portfolio
One Choice 2020 Portfolio R6	One Choice 2020 Portfolio
One Choice 2025 Portfolio R6	One Choice 2025 Portfolio
One Choice 2030 Portfolio R6	One Choice 2030 Portfolio
One Choice 2035 Portfolio R6	One Choice 2035 Portfolio
One Choice 2040 Portfolio R6	One Choice 2040 Portfolio
One Choice 2045 Portfolio R6	One Choice 2045 Portfolio
One Choice 2050 Portfolio R6	One Choice 2050 Portfolio
One Choice 2055 Portfolio R6	One Choice 2055 Portfolio
One Choice 2060 Portfolio R6	One Choice 2060 Portfolio

The reorganization is expected to be effective as of the close of the NYSE on October 20, 2017.

54

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice In Retirement Portfolio R6 — R6 Class
2017	$10.59	0.18	0.54	0.72	(0.17)	(0.13)	(0.30)	$11.01	6.96%	0.00%(4)	1.67%	33%	$176,556
2016	$10.49	0.20	0.10	0.30	(0.19)	(0.01)	(0.20)	$10.59	2.98%	0.00%(4)	1.94%	22%	$140,291
2015	$10.62	0.17	0.26	0.43	(0.25)	(0.31)	(0.56)	$10.49	4.14%	0.00%(4)	1.59%	42%	$80,452
2014	$10.00	0.23	0.61	0.84	(0.22)	—	(0.22)	$10.62	8.46%	0.00%(4)	2.16%	34%	$11,492
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2020 Portfolio R6 — R6 Class
2017	$10.91	0.18	0.61	0.79	(0.15)	(0.14)	(0.29)	$11.41	7.41%	0.00%(4)	1.68%	29%	$257,886
2016	$10.93	0.21	0.10	0.31	(0.18)	(0.15)	(0.33)	$10.91	2.92%	0.00%(4)	1.97%	17%	$196,403
2015	$10.77	0.23	0.25	0.48	(0.24)	(0.08)	(0.32)	$10.93	4.55%	0.00%(4)	2.07%	26%	$119,077
2014	$10.00	0.25	0.67	0.92	(0.15)	—	(0.15)	$10.77	9.24%	0.00%(4)	2.36%	43%	$42,086
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2025 Portfolio R6 — R6 Class
2017	$11.06	0.19	0.71	0.90	(0.15)	(0.13)	(0.28)	$11.68	8.30%	0.00%(4)	1.72%	29%	$321,486
2016	$11.11	0.21	0.08	0.29	(0.19)	(0.15)	(0.34)	$11.06	2.81%	0.00%(4)	2.01%	12%	$228,792
2015	$10.85	0.22	0.33	0.55	(0.24)	(0.05)	(0.29)	$11.11	5.05%	0.00%(4)	1.97%	27%	$123,508
2014	$10.00	0.22	0.78	1.00	(0.15)	—	(0.15)	$10.85	10.04%	0.00%(4)	2.04%	18%	$40,765
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2030 Portfolio R6 — R6 Class
2017	$11.11	0.19	0.82	1.01	(0.16)	(0.15)	(0.31)	$11.81	9.29%	0.00%(4)	1.72%	26%	$324,195
2016	$11.22	0.22	0.02	0.24	(0.19)	(0.16)	(0.35)	$11.11	2.33%	0.00%(4)	2.06%	11%	$227,977
2015	$10.88	0.22	0.42	0.64	(0.23)	(0.07)	(0.30)	$11.22	5.94%	0.00%(4)	1.96%	27%	$125,170
2014	$10.00	0.23	0.81	1.04	(0.16)	—	(0.16)	$10.88	10.48%	0.00%(4)	2.13%	23%	$36,277
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2035 Portfolio R6 — R6 Class
2017	$11.16	0.20	0.93	1.13	(0.16)	(0.15)	(0.31)	$11.98	10.31%	0.00%(4)	1.72%	28%	$257,890
2016	$11.37	0.22	(0.03)(6)	0.19	(0.19)	(0.21)	(0.40)	$11.16	1.86%	0.00%(4)	2.06%	11%	$180,495
2015	$10.93	0.23	0.50	0.73	(0.23)	(0.06)	(0.29)	$11.37	6.74%	0.00%(4)	2.00%	28%	$94,600
2014	$10.00	0.24	0.87	1.11	(0.18)	—	(0.18)	$10.93	11.18%	0.00%(4)	2.19%	12%	$31,453
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2040 Portfolio R6 — R6 Class
2017	$11.21	0.19	1.05	1.24	(0.16)	(0.17)	(0.33)	$12.12	11.31%	0.00%(4)	1.68%	21%	$228,583
2016	$11.46	0.22	(0.06)(6)	0.16	(0.19)	(0.22)	(0.41)	$11.21	1.62%	0.00%(4)	2.08%	15%	$148,898
2015	$11.01	0.24	0.54	0.78	(0.25)	(0.08)	(0.33)	$11.46	7.15%	0.00%(4)	2.08%	25%	$79,603
2014	$10.00	0.24	0.96	1.20	(0.19)	—	(0.19)	$11.01	12.13%	0.00%(4)	2.25%	11%	$27,859
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2045 Portfolio R6 — R6 Class
2017	$11.27	0.19	1.15	1.34	(0.16)	(0.19)	(0.35)	$12.26	12.21%	0.00%(4)	1.66%	23%	$171,635
2016	$11.57	0.23	(0.08)(6)	0.15	(0.20)	(0.25)	(0.45)	$11.27	1.56%	0.00%(4)	2.09%	9%	$114,011
2015	$11.06	0.24	0.61	0.85	(0.26)	(0.08)	(0.34)	$11.57	7.72%	0.00%(4)	2.11%	29%	$60,848
2014	$10.00	0.23	1.02	1.25	(0.19)	—	(0.19)	$11.06	12.62%	0.00%(4)	2.13%	12%	$22,698
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2050 Portfolio R6 — R6 Class
2017	$11.25	0.18	1.24	1.42	(0.16)	(0.21)	(0.37)	$12.30	13.02%	0.00%(4)	1.58%	21%	$122,421
2016	$11.58	0.22	(0.08)(6)	0.14	(0.20)	(0.27)	(0.47)	$11.25	1.43%	0.00%(4)	2.08%	7%	$76,246
2015	$11.07	0.24	0.61	0.85	(0.26)	(0.08)	(0.34)	$11.58	7.76%	0.00%(4)	2.11%	26%	$42,162
2014	$10.00	0.23	1.05	1.28	(0.21)	—	(0.21)	$11.07	12.88%	0.00%(4)	2.11%	13%	$16,981
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25
One Choice 2055 Portfolio R6 — R6 Class
2017	$11.43	0.18	1.32	1.50	(0.16)	(0.19)	(0.35)	$12.58	13.45%	0.00%(4)	1.56%	24%	$68,559
2016	$11.76	0.22	(0.08)(6)	0.14	(0.21)	(0.26)	(0.47)	$11.43	1.39%	0.00%(4)	2.02%	14%	$38,131
2015	$11.16	0.24	0.63	0.87	(0.26)	(0.01)	(0.27)	$11.76	7.90%	0.00%(4)	2.08%	25%	$19,006
2014	$10.00	0.13	1.19	1.32	(0.16)	—	(0.16)	$11.16	13.22%	0.00%(4)	1.14%	23%	$7,209
2013(5)	$10.00	—	—	—	—	—	—	$10.00	0.00%	0.00%	0.00%	0%	$25

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
One Choice 2060 Portfolio R6 — R6 Class
2017	$10.88	0.16	1.30	1.46	(0.10)	(0.01)	(0.11)	$12.23	13.52%	0.01%	1.38%	20%	$7,664
2016(7)	$10.00	0.13	0.90	1.03	(0.15)	—	(0.15)	$10.88	10.39%	0.00%(4)(8)	1.47%(8)	45%	$350

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the underlying funds.

(4)	Ratio was less than 0.005%.

(5)	For the one day period ended July 31, 2013 (fund inception).

(6)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(7)	September 30, 2015 (fund inception) through July 31, 2016.

(8)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Asset Allocation Portfolios, Inc.:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of One Choice® In Retirement Portfolio R6, One Choice® 2020 Portfolio R6, One Choice® 2025 Portfolio R6, One Choice® 2030 Portfolio R6, One Choice® 2035 Portfolio R6, One Choice® 2040 Portfolio R6, One Choice® 2045 Portfolio R6, One Choice® 2050 Portfolio R6, One Choice® 2055 Portfolio R6, and One Choice® 2060 Portfolio R6, ten of the portfolios constituting American Century Asset Allocation Portfolios, Inc. (the “Funds”), as of July 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to One Choice® 2060 Portfolio R6, for the year then ended and for the period from September 30, 2015 (inception date) through July 31, 2016), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of July 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (as to One Choice® 2060 Portfolio R6, for the year then ended and for the period from September 30, 2015 (inception date) through July 31, 2016), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 19, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Advisory Board Director	Since 2017	Retired	81	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	127	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 29, 2017, the Funds’ Board of Directors (the “Board) unanimously approved the renewal of the management agreements, as amended and restated effective July 31, 2017, pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for each of the Funds. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors each year.

The effect of the amended management agreements is that the Funds will pay the Advisor directly for its services rather than indirectly through the management fees of the underlying American Century Investments funds in which each Fund invests (the “Underlying Funds”). Under the amended agreements, the Advisor will be paid a management fee by each Fund, but will no longer receive separate administrative fees. Separately, the Advisor has agreed to waive all management fees associated with the Funds’ investments in the Underlying Funds. Each year the Board of Directors will approve a management fee for each Fund based on the portfolio managers’ estimate of the most conservative (i.e., least expensive) allocation of the Fund’s net assets to the Underlying Funds for the coming year. In approving the amended agreements pursuant to SEC no-action relief, the Board considered the Advisor’s representation that the effect of the new fee structure will be that Fund management fees will be less than or equal to what the Funds would have paid under the previous arrangement.

Prior to its consideration of the renewal of each Fund’s management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and the services provided to the Funds by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of each Fund’s management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided by the Advisor to each Fund;

•	the wide range of other programs and services provided and to be provided to each Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of each Fund, including data comparing each Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning each Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Funds’ service providers;

•	financial data showing the cost of services provided to each Fund and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Funds and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices by each Fund and the Advisor regarding financial intermediaries, the nature of services provided, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Funds.

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The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the approval of the management agreements. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approvals. They determined that the information was sufficient for them to evaluate each Fund’s management agreement. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreements, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreements, the Advisor is responsible for providing or arranging for all services necessary for the operation of each Fund. The Board noted that under the management agreements, the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing each Fund

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of each Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by each Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to compliance with the Department of Labor fiduciary rule, share class modernization, and the Funds’ new fee structure.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement renewal process. If performance concerns are identified with respect to a fund, the Fund receives special

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reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The performance for One Choice In Retirement Portfolio R6 was above its benchmark for the one- and three-year periods reviewed by the Board. The performance for One Choice 2020 Portfolio R6 was above its benchmark for the one- and three-year periods reviewed by the Board. The performance for One Choice 2025 Portfolio R6 was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The performance for One Choice 2030 Portfolio R6, One Choice 2050 Portfolio R6, and One Choice 2055 Portfolio R6 was above each Fund’s respective benchmark for the three-year period and below each fund's respective benchmark for the one-year period reviewed by the Board. The performance for One Choice 2035 Portfolio R6 and One Choice 2045 Portfolio R6 was at the benchmark for each fund's respective three-year period and below each fund's respective benchmark for the one-year period reviewed by the Board. The performance for One Choice 2040 Portfolio R6 was below its benchmark for the one- and three-year periods reviewed by the Board. One Choice 2060 Portfolio R6 was below its benchmark for the one-year period reviewed by the Board. The Board, directly and through its Fund Performance Review Committee, regularly reviews the investment management services of the Advisor. Taking all of these factors into consideration, the Board found the investment management services provided by the Advisor to each Fund to be satisfactory and consistent with the management agreements.

Shareholder and Other Services. Under the management agreements, the Advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to each Fund under the management agreements to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing each Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the Funds’ management agreements, and the reasonableness of the current management agreements. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of each Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The management agreement provides that each Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses

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attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. In those instances where the fee level exceeds that of industry peers, the Board discussed with the Adviser the factors that impacted the level of the Fund’s fee in relation to its peers. The unified fee charged to One Choice In Retirement Portfolio R6 under the new agreement was above the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.13% (e.g., the unified fee will be reduced from 0.52% to 0.39%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2020 Portfolio R6 under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.13% (e.g., the unified fee will be reduced from 0.52% to 0.39%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2025 Portfolio R6 under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.13% (e.g., the unified fee will be reduced from 0.54% to 0.41%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2030 Portfolio R6 under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.12% (e.g., the unified fee will be reduced from 0.55% to 0.43%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2035 Portfolio R6 under the new agreement was at the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.11% (e.g., the unified fee will be reduced from 0.57% to 0.46%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2040 Portfolio R6 under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the unified fee will be reduced from 0.58% to 0.48%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2045 Portfolio R6 under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.09% (e.g., the unified fee will be reduced from 0.60% to 0.51%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2050 Portfolio R6 under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.09% (e.g., the unified fee will be reduced from 0.62% to 0.53%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2055 Portfolio R6 under the new agreement was below the median of the total expense ratios of the Fund’s peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the unified fee will be reduced from 0.63% to 0.53%) for at least one year, beginning July 31, 2017. The unified fee charged to One Choice 2060 Portfolio R6 under the new agreement was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to

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a temporary reduction of the Fund's annual unified management fee of 0.10% (e.g., the unified fee will be reduced from 0.63% to 0.53%) for at least one year, beginning July 31, 2017. The Board concluded that the management fee paid by each Fund to the Advisor under its management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of each Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by each Fund and the Advisor and services provided in response thereto. These payments include various payments made by each Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for each Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Funds were made pursuant to each Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Funds’ operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to each Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management agreements between the Funds and the Advisor were fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the funds’ investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the funds is available without charge, upon request, by calling 1-800-378-9878. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2017.

For corporate taxpayers, the funds hereby designate the following, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2017 as qualified for the corporate dividends received deduction.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
$831,921	$1,194,737	$1,519,888	$1,550,554	$1,310,326

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
$1,192,953	$984,279	$689,519	$383,061	$20,976

The funds hereby designate the following as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2017.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
$84,417	—	$2,275	$20,189	$1,197

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
$16,324	7,599	$6,416	$6,476	$240

The funds hereby designate the following, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended July 31, 2017.

One Choice In Retirement Portfolio R6	One Choice 2020 Portfolio R6	One Choice 2025 Portfolio R6	One Choice 2030 Portfolio R6	One Choice 2035 Portfolio R6
$2,085,106	3,110,563	$3,468,465	$3,777,900	$2,960,872

One Choice 2040 Portfolio R6	One Choice 2045 Portfolio R6	One Choice 2050 Portfolio R6	One Choice 2055 Portfolio R6	One Choice 2060 Portfolio R6
$2,688,492	2,370,761	$1,672,248	$806,467	$923

For the fiscal year ended July 31, 2017, the funds intend to pass through to shareholders the following foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

	Foreign Tax Credit		Foreign Source Income
	Amount	Per Outstanding Share	Amount	Per Outstanding Share
One Choice In Retirement Portfolio R6	$26,370	$0.0016	$215,920	$0.0135
One Choice 2020 Portfolio R6	$42,747	$0.0019	$341,151	$0.0151
One Choice 2025 Portfolio R6	$67,707	$0.0025	$527,953	$0.0192
One Choice 2030 Portfolio R6	$76,819	$0.0028	$592,685	$0.0216
One Choice 2035 Portfolio R6	$72,953	$0.0034	$560,355	$0.0260
One Choice 2040 Portfolio R6	$65,780	$0.0035	$497,400	$0.0264
One Choice 2045 Portfolio R6	$56,464	$0.0040	$418,152	$0.0299
One Choice 2050 Portfolio R6	$38,149	$0.0038	$278,165	$0.0279
One Choice 2055 Portfolio R6	$21,646	$0.0040	$157,222	$0.0288
One Choice 2060 Portfolio R6	$917	$0.0015	$6,659	$0.0106

69

Notes

70

Notes

71

Notes

72

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American Century Asset Allocation Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93181 1709

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Andrea C. Hall, Jan M. Lewis and James A. Olson are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $208,075
FY 2017:    $231,679

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $95,000
FY 2017:    $794,350

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Asset Allocation Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	September 27, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	September 27, 2017